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                        Contract Number: ICOO/95-1003/YW



                           LAUNCH SERVICES SUPPLY AND

                               MANAGEMENT CONTRACT



                                     BETWEEN
                           I-CO GLOBAL COMMUNICATIONS
                              (OPERATIONS) LIMITED

                                        &

                         HUGHES SPACE AND COMMUNICATIONS
                               INTERNATIONAL, INC.


                                 7 December 1995


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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

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                               TABLE OF CONTENTS

Article   Title
-------   -----
1         Definitions ........................................... 2
2         Scope of Work ......................................... 8
3         Launch Scheduling ..................................... 9
4         Contract Price, Payment and Adjustments ...............22
5         Manifest Management ...................................30
6         Reserved ..............................................31
7         Permits and Licenses: Government Approvals ............32
8         Launch Reviews ........................................34
9         Title .................................................35
10        Force Majeure .........................................36
11        Reserved ..............................................38
12        Access to Work in Progress and Data ...................39
13        Indemnification .......................................40
14        Warranty ..............................................42
15        Risk to Satellite .....................................43
16        US Government Third Party Indemnification .............44
17        Termination ...........................................45
18        Data Rights ...........................................53
19        Reserved ..............................................54
20        Rights in Inventions ..................................55
21        Confidentiality .......................................56
22        Interpretation ........................................59
23        Publicity .............................................61
24        Notices ...............................................62
25        Integration ...........................................64
26        Assignment ............................................65
27        Severability ..........................................67
28        Reserved ..............................................68
29        Reserved ..............................................69
30        Disputes and Arbitration ..............................70
31        Reserved ..............................................71
32        Replacement Launches ..................................72
33        Options ...............................................73
34        Limitation of Liability ...............................74
35        Miscellaneous .........................................75



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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

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THIS CONTRACT is effective as of the 7th Day of December, 1995,

BETWEEN:

I-CO GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED, a company incorporated in the Cayman Islands as an Exempted Company having its registered office at the Huntlaw Building, P.O. Box 1359, Fort Street, Georgetown, Grand Cayman, Cayman Islands (hereinafter referred to as "I-COGC"); and

HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC., a company incorporated under the laws of the State of Delaware, U.S.A., with a place of business in El Segundo, California, (hereinafter referred to as "Hughes").

WHEREAS, I-COGC desires to procure Launch Services and Management Services in support of the twelve (12) Satellites procured under a separate but interrelated Satellite Contract dated 03 October 1995, No. ICOO/95-1002/NR; and

WHEREAS, Hughes desires to supply Launch Services and Management Services in accordance with the terms and conditions herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, and intending to be legally bound hereby, the Parties hereto agree as follows:



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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

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ARTICLE 1                  DEFINITIONS

In this Contract, unless the context otherwise requires, .THE FOLLOWING TERNS SHALL have the meaning stated hereunder

A "Affiliate" means, with respect to a Party, any subsidiary or holding company (as determined by the Companies Act 1985 of Great Britain) at any tier of such Party.

B "Associate" means any individuals or legal entities, organized under public or private law, who shall, directly or indirectly, on behalf of or at the direction of either Party to this Contract fulfill any of the obligations undertaken by such Party in this Contract including, but without limitation, the Affiliates, Subcontractors, Consultants, employees, officers, directors or agents of each of them and of each of the Parties. For the avoidance of doubt, Hughes in its role as a satellite supplier under the Satellite Contract shall not be deemed an Associate of I-COGC.

C "Business Day" means a Day on which I-COGC or Hughes is open for business, excluding Saturdays, Sundays and public holidays.

D "Consultant(s)" means a person or organization identified to Hughes, which person is retained by I-COGC to provide I-COGC with technical advice and/or management services.

E "Contract" means this written instrument embodying the agreement between Hughes and I-COGC, including the EXHIBITS annexed hereto and made a part of this Contract, as may be varied in accordance with the provisions of this Contract.

F       "Contract Price" means the total amount expressed in this Contract
        ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS, as may be varied in accordance with the provisions of this Contract.

G "Conversion" or "Convert" means for Delta-III and Zenit Launch Services, the right which Hughes has to convert a Firm Launch (as defined in EXHIBIT C or E) to an Optional Launch when a Firm Launch is postponed more than six (6) months beyond the relevant Launch Semesters.


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H       "Day" means a continuous 24-hour period commencing at 24:00 Midnight
        (Greenwich Mean Time).

I "Designated Launch Site" means the launch facility provided, and used, by the relevant Launch Service Provider.

J "Documentation" means documentation to be delivered under this Contract as more fully described in EXHIBIT A, STATEMENT OF WORK.

K "Effective Date of Contract (EDC)" means the last date that this Contract was duly signed by both Parties.

L "Government Agency" means any governmental body, agency or entity, which has jurisdiction over this Contract, the Designated Launch Sites, the Launch Vehicles or any other facet of the Launch Services or Management Services provided herein.

M "I-COSL" means I-CO Services Limited. I-COSL has been appointed a Consultant and has been given authority under an agreement with I-COGC to manage this Contract on behalf of I-COGC. All notices, instructions or consultations which are given or engaged in by I-COSL in the performance of its management and consultancy functions in relation to this Contract shall be deemed, pursuant to the aforesaid agreement, to have been given by I-COGC and shall be binding on I-COGC. Notwithstanding the foregoing, I-COSL is not authorized to vary the terms of this Contract in any manner whatsoever unless and to the extent that the I-COGC authorized representative referred to in ARTICLE 24, NOTICES, advises Hughes in writing to the contrary.

N "Intentional Ignition" means the intentional ignition of any first stage motor of the Launch Vehicle by the Launch Service Provider or, for Atlas Launch Services, the point in time during the launch countdown when initiation of the gas generator ignitors firing command and firing of any of the gas generator ignitors occurs.


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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

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O       "Launch" means;

        for Atlas Launch Services, the Intentional Ignition of the first stage engines of the Launch Vehicle carrying the Satellite followed by either release of the Launch Vehicle from the launcher holddown restraints or Satellite and Launch Vehicle damage or destruction sufficient so that both the Satellite and the Launch Vehicle are declared total losses; or

        for Delta-III Launch Services, the Intentional Ignition of the first stage solid rocket motors of the Delta III Launch Vehicle; or

        for Proton Launch Services, the intentional ignition of the first stage engines of a Launch Vehicle carrying a Satellite, followed by physical separation of the Launch Vehicle from the ground support equipment, unless such event constitutes a Terminated Ignition (as such term is defined in EXHIBIT D); or

        for Zenit Launch Services, the point in time when an electronic signal is sent to command the opening of any first stage propellant valves. A launch is deemed to have occurred even if there is a Total Failure, Total Constructive Failure or Partial Failure of the Launch Vehicle (as such terms are defined in EXHIBIT E);

P "Launch Date" means the single Day on which the relevant Launch Service(s) shall be performed by the Launch Service Provider.

Q "Launch Period" means the three (3) Month period in which the relevant Launch Service shall be performed by the Launch Service Provider. In the case of Atlas Launch Services, the Launch Period shall be a five (5) Month period.

R "Launch Revision Fees" means any amount payable by Hughes to a Launch Service Provider as a consequence of the implementation, for any reason, in accordance with the provisions of this Contract, of a Launch Service Provider substitution or a Launch Service acceleration or postponement for any Launch Service, which amount may include, but is not limited to, termination liability values, postponement fees, liquidated damages, and/or escalation values.


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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

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S       "Launch Service Fee" means as appropriate, the relevant fee for each
        Launch Service, as defined in Table 2 or Table 4 of ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS.

T "Launch Service Cost" means the fee which Hughes pays to a Launch Service Provider to provide/perform the relevant Launch Services.

U "Launch Service(s)" means, in relation to a Satellite, the services provided by the Launch Service Provider to integrate and Launch such Satellite under the relevant Launch Service Agreement, including furnishing the Launch Vehicle, launch support, equipment and facilities, as defined in EXHIBIT A, STATEMENT OF WORK, for the purpose of launching a Satellite into the intermediate circular orbit defined in Exhibit B (Satellite Technical Specification) of the Satellite Contract.

V "Launch Service Provider" means the organization(s) which Hughes has contracted or will contract with to perform Launch Service(s), and shall include, but not be limited to, those persons referred to in Table 1 of
        ARTICLE 3, LAUNCH SCHEDULING.

W "Launch Service Agreement" means the contract(s) executed between Hughes and the Launch Service Provider(s) for the provision of Launch Service(s) in support of this Contract, which shall be either: i) an existing Longterm Launch Service Agreement executed (or for the Zenit Launch Vehicle to be executed) between Hughes and the Launch Service Provider(s); or ii) a unique contract specifically negotiated by Hughes in support of this Contract.

X "Launch Slot" means the thirty (30) Day period within the Launch Period in which the relevant Launch Service(s) shall be performed by the Launch Service Provider.

Y "Launch Vehicle" means, in relation to a Satellite, the Launch Vehicle on which that Satellite is scheduled to be launched or is actually launched.

Z "Longterm Launch Service Agreement" means the contract between Hughes and certain Launch Service Provider(s) for the provision of multiple Launch Services in support of any Hughes customer program(s).


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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

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AA      "Management Services" means those services provided by Hughes that are required to effect the provision and scheduling of the Launch Service for each Satellite with the relevant Launch Service Provider, as defined in EXHIBIT A, STATEMENT OF WORK.

BB      "Month" means a calendar Month.

CC "Net Present Value" means the value arrived at by discounting, on a monthly basis, current and future amounts under this Contract to the present date of calculation utilizing the Royal Bank of Scotland Base Rate in existence on the date of calculation plus two percent (2%).

DD "Party" or "Parties" means an entity or all entities, according to the context, which has or have signed this Contract.

EE "Satellite" means a Satellite to be provided to I-COGC pursuant to the Satellite Contract. The term "Satellite" shall be interchangeable with the term "Spacecraft" and has the same meaning.

FF "Satellite Contract" means Contract No. ICOO/95-1002/NR executed between Hughes and I-COGC for the procurement of twelve (12) Hughes manufactured Satellites for I-COGC.

GG "Statement of Work" means the Statement of Work which is incorporated herein and made a part of this Contract and is EXHIBIT A to this Contract.

HH "Subcontractors" means a person, firm, corporation, consultant or business entity which has been awarded a subcontract by Hughes, to provide a portion of the Work covered by this Contract.

II "Work" means all labor, services, acts (including tests to be performed), items, materials, articles, data, documentation, equipment, matters and things required to provide the Management Services and the Launch Services.


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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

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The following expressions defined in the Satellite Contract shall, when used in this Contract, bear the same meanings therein, save where the context otherwise requires:

A.      "Delivery"

B.      "Delivery Date"

C.      "I-CO Program"

D.      "Launch Attempt"

The Article and Paragraph headings are for convenience of reference only and shall not be considered in interpreting this Contract. Where the context so requires, words importing the masculine gender include the feminine and neuter genders. The recitals of this Contract are descriptive only and shall not create or affect obligations of the Parties.



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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

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ARTICLE 2 SCOPE OF WORK

2.1 In accordance with the terms and conditions of this Contract, Hughes shall procure Launch Services and provide Management Services in support of the Launch and deployment of the twelve (12) Satellites procured by I-COGC under the Satellite Contract. Hughes shall furnish and perform the Launch Services and Management Services in accordance with the provisions of this Contract and shall perform the Work to the extent and in the manner specified in the following documents, which are attached hereto and made a part of this Contract:

                                  DOCUMENT                                  DATE
                                  --------                                  ----
EXHIBIT A -         STATEMENT OF WORK                                 7 December 1995

EXHIBIT B -         I-COGC RIGHTS AND REMEDIES FOR ATLAS              7 December 1995
                    LAUNCH SERVICES

EXHIBIT C -         I-COGC RIGHTS AND REMEDIES FOR DELTA-III          7 December 1995
                    LAUNCH SERVICES

EXHIBIT D -         I-COGC RIGHTS AND REMEDIES FOR PROTON             7 December 1995
                    LAUNCH SERVICES

EXHIBIT E -         I-COGC RIGHTS AND REMEDIES FOR ZENIT              7 December 1995
                    LAUNCH SERVICES

EXHIBIT F -         MILESTONE PAYMENT PLAN                            7 December 1995

EXHIBIT G -         I-COGC GUARANTEE                                  7 December 1995

EXHIBIT H -         HUGHES GUARANTEE                                  7 December 1995

EXHIBIT I -         TERMINATION LIABILITY CALCULATION                 7 December 1995


2.2 In the event of any inconsistency among or between the parts of this Contract, such inconsistency shall be resolved by giving precedence in the order of the parts as set forth below:

A.      Contract Articles and EXHIBIT I

B.      EXHIBITS B through E

C.      EXHIBIT A

D.      EXHIBIT F

E.      EXHIBITS G and H



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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No. ICOO/95-1003/YW

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ARTICLE 3 LAUNCH SCHEDULING

3.1 LAUNCH MANIFEST. In accordance with the provisions of this Contract, Hughes shall utilize the Launch Service Provider(s) and Launch Dates specified in Table 1 below in establishing the baseline Launch Services manifest (set out as Table 1 below) on behalf of I-COGC:

                              TABLE 1: BASELINE LAUNCH SERVICES MANIFEST

-----------------------------------------------------------------------------------------------------
LAUNCH      LAUNCH SERVICE PROVIDER         LAUNCH     LTA(3)          LAUNCH             TARGET
                                            VEHICLE   LAUNCH #         PERIOD         LAUNCH DATE(S)
=====================================================================================================
   1            Martin Marietta            Atlas-IIA                      *
         Commercial Launch Services(1)
-----------------------------------------------------------------------------------------------------
   2       Lockheed-Krunichev-Energia        Proton                       *
                International(1)
-----------------------------------------------------------------------------------------------------
   3            Martin Marietta            Atlas-IIA                      *
         Commercial Launch Services(1)
-----------------------------------------------------------------------------------------------------
   4     McDonnell Douglas Corporation(1)  Delta-III                      *

-----------------------------------------------------------------------------------------------------
   5       Lockheed-Krunichev-Energia        Proton                       *
                International(1)
-----------------------------------------------------------------------------------------------------
   6    Sea Launch Limited Partnership(2)     Zenit                       *

-----------------------------------------------------------------------------------------------------
   7     McDonnell Douglas Corporation(1)  Delta-III                      *

-----------------------------------------------------------------------------------------------------
   8       Lockheed-Krunichev-Energia        Proton                       *
                International(1)
-----------------------------------------------------------------------------------------------------
   9    Sea Launch Limited Partnership(2)     Zenit                       *

-----------------------------------------------------------------------------------------------------
  10     McDonnell Douglas Corporation(1)  Delta-III                      *

-----------------------------------------------------------------------------------------------------
  11    Sea Launch Limited Partnership(2)     Zenit                       *

-----------------------------------------------------------------------------------------------------
  12     McDonnell Douglas Corporation(1)  Delta-III                      *

=====================================================================================================

1:   Indicated Launch Services are provided through a Longterm Launch Service Agreement between
     Hughes and the relevant Launch Service Provider(s).

2:   Indicated Launch Services are initially scheduled on a Zenit Launch Vehicle, supplied by the
     Sea Launch Limited Partnership, subject to Article 3.2 herein.

3:   The referenced Launch Number ("Launch #") indicates what type of Launch Service (i.e. Firm or
     Option) and which Launch Service or Launch Semester (i.e. Number 5 of 10 purchased by Hughes)
     shall be provided by Hughes to I-COGC.

-----------------------------------------------------------------------------------------------------


     * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.
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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

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The procedures between Hughes and the Launch Service Providers for determining a
Launch Period, Slot or Day are as set out in Exhibits B through E as applicable (or as may be set out in any unique Launch Service Agreement). Hughes' selection of Launch Slots or Launch Days shall be made in the best interest of the I-CO Program and shall be submitted to I-COGC for approval (which shall not be unreasonably withheld) no later than one Month prior to the finalization date of said selection with the appropriate Launch Service Provider. If any alternate Launch Slot or Day is counter-proposed by a Launch Service Provider in accordance with Exhibits B through E as applicable then Hughes' response or acceptance shall similarly require I-COGC's approval. If I-COGC disapproves said selection, it shall notify Hughes no later than ten (10) Business Days following notification by Hughes of the selection in order to allow time for resolution of the disagreement between the Parties.

3.1.1 References. References to "Launch 1" in this Contract shall be references to the Launch numbered 1 as set out in Column 1 of Table 1 and the same references shall apply for Launches 2 through 12.

3.1.2 Prior to 05 July 1996 and without prejudice to any other rights of I-COGC under this Contract, I-COGC shall have the right to:

        (a)     postpone any or all Launch Periods in Table 1 above by up to six
                (6) months; and

        (b) rearrange the order in which the Launch Vehicles referred to in Table 1 above are allocated to a Launch.

        Such rights shall, however, be subject to:

        (a)     the scheduling constraints set forth in Article 3.3.3; and

        (b)     no Zenit Launch Service being scheduled prior to 01 November
                1999.

        The exercise of such rights prior to 05 July 1996 shall have no effect on the Contract or the Contract Price except for (i) any adjustments to EXHIBIT F.


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        MILESTONE PAYMENT PLAN, and (ii) any Launch Service Fee adjustments as referenced in Table 4 of ARTICLE 4, PRICE, PAYMENTS AND ADJUSTMENTS, nor shall the exercise of such rights reduce any postponement rights or periods granted to Hughes or I-COGC under this Contract or any Launch Service Agreement.

3.2 Launch Service Provider Changes. Prior to Launch, I-COGC may direct and Hughes may propose a Launch Service Provider substitution as follows:

        3.2.1 I-COGC Launch Service Provider Substitutions Prior To Or On 05 July 1996 Prior to or on 05 July 1996 and subject to ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS, I-COGC shall be entitled to direct Hughes by written notice ("Substitution Notice") to substitute any Launch Service Provider(s) from those specified in Table 1 ("Original LSP") with a new Launch Service Provider ("New LSP") solely for the purposes of maximizing reliability, schedule confidence and/or scheduling flexibility. Such request by I-COGC shall be based upon the schedule, technical or reliability performance of the Launch Service Provider. Any substitution shall be implemented as follows:

                i) The Substitution Notice shall be served on Hughes prior to or on 05 July 1996; and

                ii) In the event that I-COGC directs Hughes to utilize a Launch Service Provider which does not provide Launch Services via a Longterm Launch Service Agreement (i.e. a unique Launch Service Agreement) Hughes shall use all reasonable efforts to fully negotiate a unique Launch Service Agreement in support of this Contract, which Launch Service Agreement shall be reviewed and approved by I-COGC prior to execution by Hughes. Hughes shall not be required to effect any substitution until I-COGC has approved the final draft of the unique Launch Service Agreement and such agreement has been validly executed by all parties thereto; and

                iii) The Substitution Notice shall specify the New LSP, which shall be a person listed in Exhibit B (Satellite Technical Specification) of the Satellite Contract


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                and shall identify the Original LSP and Launch number for which the substitution is to be effected; and

                iv) Any such substitution shall only be effected in accordance with ARTICLE 3.3.3; and

                v) Hughes shall bear any and all Launch Revision Fees arising as a result of effecting such substitution; and

                vi) Subject to paragraph "iv)" above, Hughes shall effect the substitution of the Original LSP for the New LSP as soon as reasonably possible following receipt by Hughes of the Substitution Notice.

        3.2.2 I-COGC Launch Service Provider Substitutions After 05 July 1996. After 05 July 1996 and subject to ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS, I-COGC shall be entitled to direct Hughes by Substitution Notice to substitute any Original LSP with a New LSP for any reason. Any Substitution shall be implemented as follows:

                i) The Substitution Notice shall be served on Hughes after 05 July 1996 and prior to Launch; and

                ii) In the event that I-COGC directs Hughes to utilize a Launch Service Provider which does not provide Launch Services via a Longterm Launch Service Agreement (i.e. a unique Launch Service Agreement) Hughes shall use all reasonable efforts to fully negotiate a unique Launch Service Agreement in support of this Contract, which Launch Service Agreement shall be reviewed and approved by I-COGC prior to execution by Hughes. Hughes shall not be required to effect any substitution until I-COGC has approved the final draft of the unique Launch Service Agreement and such agreement has been validly executed by all parties thereto; and


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                iii)    The Substitution Notice shall specify the New LSP,
                        which shall be a person listed in Exhibit B (Satellite Technical Specification) of the Satellite Contract and shall identify the Original LSP and Launch number for which the substitution is to be effected; and

                iv) Any such substitution shall only be effected in accordance with ARTICLE 3.3.3; and

                v) I-COGC shall bear any and all Launch Revision Fees arising as a result of effecting such substitution; and

                vi) Subject to paragraph "iv)" above, Hughes shall effect the substitution of the Original LSP for the New LSP as soon as reasonably possible following receipt by Hughes of the Substitution Notice.

        3.2.3 I-COGC Launch Service Provider Changes Due to Zenit Launch Services Launch Services scheduled to be provided by Sea Launch Limited Partnership ("Sea Launch") for Launch on a Zenit Launch Vehicle (without prejudice to I-COGC's right to substitute Launch Service Providers in accordance with ARTICLE 3.2.1 and
                3.2.2 above) are scheduled subject to the following conditions ("Conditions");

                a) No Launch Service herein shall occur on the first or second launch of the Zenit Launch Vehicle by Sea Launch; and

                b) Hughes having entered into a Longterm Launch Service Agreement by 05 June 1996 with Sea Launch which Hughes determines supports this Contract, the latest draft of which forms the basis of EXHIBIT E, I-COGC RIGHTS AND REMEDIES FOR ZENIT LAUNCH SERVICES. Hughes shall notify I-COGC of such determination within thirty (30) Days of entering into such Launch Services Agreement; and


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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

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                c)      Sea Launch having successfully completed all development
                        and integration activities required to validate the Sea Launch system and having performed at least one (1) successful launch six (6) months prior to the Launch Semester for the relevant Zenit Launch Service for I-COGC; and

                d) For Launch 6, the first launch of a Zenit Launch Vehicle by Sea Launch being scheduled by 01 November 1997 to occur prior to or on 31 December 1998; and

                e) For Launches 9 and 11, the first launch of a Zenit Launch Vehicle by Sea Launch has not occurred by 01 April 1998 and is not scheduled by 01 April 1998 to occur prior to or on 30 June 1999.

                In relation to each of Launches 6, 9 and 11, in the event that any of the conditions are not satisfied by the dates set out above, I-COGC shall be entitled to serve a Substitution Notice in accordance with ARTICLE 3.2.1 above (which ARTICLE shall apply hereto mutatis mutandis) for the relevant Launch:

        3.2.4 Hughes Launch Service Provider Substitutions. In the performance of its Management Services, Hughes may propose to I-COGC a substitution to a Launch Service Provider. Any proposal by Hughes shall, as a minimum, identify the relevant Launch Service(s), explain the rationale for substituting the Launch Service Provider(s), identify the proposed Launch Service Provider, and quantify the price and payment schedule impact. Upon receipt of such proposal, I-COGC shall notify Hughes whether the submitted Launch Service Provider substitution proposal is accepted or rejected. Such notice period shall be thirty (30) Days or such shorter period of time as required under the circumstances, Hughes having used its reasonable endeavors to maximize the length of that shorter period. If I-COGC elects to accept such proposal, the provisions of ARTICLE 4, CONTRACT PRICE, PAYMENT, AND ADJUSTMENTS, shall apply and I-COGC shall be solely responsible for any Launch Revision Fees and other fees and costs charged by the Launch


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                Service Provider and specified in the accepted proposal. At no point in time may Hughes substitute a Launch Service Provider without the express written consent of I-COGC.

        3.2.5   Payments. If any substitution in ARTICLES 3.2.1, 3.2.2, 3.2.3 or
                3.2.4 above results in I-COGC having paid more under EXHIBIT F, MILESTONE PAYMENT PLAN, than it would otherwise have paid had that substitution not occurred, at I-COGCs written direction, Hughes shall either (i) reimburse any excess amount to I-COGC in accordance with ARTICLE 4.8 within (a) fifteen (15) Days or (b) within five (5) Business Days from receipt of the applicable amount from the Launch Service Provider, whichever is later, or
                (ii) retain such amount and credit the amount against subsequent milestone payments specified in EXHIBIT F, MILESTONE PAYMENT PLAN, in sequence until such amount has been fully credited against such milestone payments.

3.3 Launch Schedule Adjustments. Either Party may, at any time prior to Launch, request to accelerate or postpone any Launch Period specified in Table 1, or the relevant Launch Slot or Launch Date, as applicable, as provided below:

        3.3.1 Any request or proposal to accelerate or postpone any Launch Service by either Party under this Paragraph 3.3.1 shall be submitted and negotiated in accordance with ARTICLE 22.3, and be subject to the relevant rights and obligations specified in this Contract and EXHIBITS B through E, as applicable, and the scheduling constraints specified in ARTICLE 3.3.3 below. I-COGC shall be solely responsible for any Launch Revision Fees associated with any Launch Service acceleration or postponement requested by either Party except for those Launch Revision Fees which are based solely on the late Delivery by Hughes of the relevant Satellite or other associated deliverables (under the interrelated Satellite Contract) beyond their respective Delivery Dates (where the Delivery delay is solely caused by Hughes) or due to a material breach by Hughes of this Contract, in which case, Hughes shall be solely responsible for any applicable Launch Revision Fees. For the avoidance of doubt, if a situation should arise where Launch Revision Fees are due and payable to a Launch Service Provider for, e.g., a five (5) Month postponement, and three (3) Months of the postponement

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

--------------------------------------------------------------------------------

                were due solely to the late Delivery by Hughes of the relevant Satellite, Hughes would be solely liable for the amount associated with the three (3) Month postponement and I-COGC would be solely liable for the amount associated with the remaining two (2) Months.

        3.3.2 Notwithstanding the foregoing, Hughes shall not be liable for any Launch Revision Fees if:

                i) I-COGC has requested, either before or after a Launch Services postponement by Hughes, a postponement for the relevant Launch Service under ARTICLE 3.3.1 above for reasons other than the late Delivery by Hughes of the relevant Satellite or other associated deliverables beyond their respective Delivery Dates where that delay is solely caused by Hughes or due to a material breach by Hughes of this Contract; and

                ii) any Launch Services postponement requested by Hughes is less than or equal to the maximum period of time allowable in the relevant Launch Service Agreement prior to the imposition of any type of Launch Revision Fees.

                As an example and for illustrative purposes only, if the Launch Service Provider allows a maximum of twelve (12) Months postponement prior to the imposition of any Launch Revision Fee(s) and I-COGC utilizes three (3) Months of such postponement period (either before or after a Hughes postponement request), then Hughes shall not be liable for the Launch Revision Fees if Hughes requests any postponement less than or equal to twelve
                (12) Months.

        3.3.3 Scheduling Constraints. Notwithstanding the foregoing provisions of this Contract, no Launch Service Provider substitution(s) and/or Launch Service accelerations or postponements shall be effected unless they shall be effected within and in accordance with the following scheduling constraints:

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

--------------------------------------------------------------------------------

                a)      EXHIBITS B through E, as applicable; and

                b) I-COGC may not utilize more than six (6) Launch Services under any single Longterm Launch Service Agreement without the prior written agreement of Hughes, which agreement shall not be unreasonably withheld; and

                c) Any constraints imposed by a Government Agency on the provision of Launch Services by a Launch Service Provider.

                On a case by case basis, Hughes agrees to use its reasonable efforts in attempting to improve scheduling flexibility by negotiating with the relevant Launch Service Provider(s) to minimize the effect or existence of the constraints specified above.

        3.3.4 Hughes Mitigation. If I-COGC directs (or otherwise requires) Hughes to pursue a course of action or to utilize the services of a specific Launch Service Provider, in circumstances where Hughes would be liable for Launch Revision Fees or for a Launch Service Fee, when Hughes may otherwise be able to implement an alternate course of action or procure/schedule alternate Launch Services which meet the requirements of this Contract at a lesser amount of Launch Revision Fees or a lower Launch Service Fee, and where such alternative course of action or Launch Services are supportive of the overall schedule and other requirements of this Contract, then I-COGC shall solely bear any difference between (i) the course of action or Launch Service Provider selection required by I-COGC and (ii) the amount of Launch Revision Fees and/or the Launch Service Fee associated with the Hughes alternate course of action or Launch Service Provider selection. The Parties agree to consult with one another in order to minimize such costs, subject to I-COGC's schedule and other requirements as specified in this Contract.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

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3.4     Launch Service Provider Postponements. If a Launch Service Provider
        notifies Hughes that any Launch Service shall be postponed, Hughes shall immediately notify I-COGC of such postponement in accordance with
        ARTICLE 24, NOTICES. Hughes shall ascertain the nature and extent of the postponement and consult with I-COGC to determine and implement a course of action with the purpose of mitigating any schedule or cost impacts resultant from the relevant Launch Services postponement. In the event that the course of action dictated by I-COGC when implemented results in any Launch Revision Fees, I-COGC shall be solely responsible for the payment of such Launch Revision Fees.

3.5     Liquidated Damages.

        3.5.1 For those Launch Service Providers defined in the Table below, I-COGC may elect, no later than 05 July 1996, to impose on Hughes the requirement to pay liquidated damages for the postponement of any Launch Service provided by the Launch Service Provider. Such election by I-COGC shall be submitted to Hughes in writing and shall be at no additional cost to I-COGC. Upon election and notification by I-COGC, Hughes shall develop and submit to I-COGC a liquidated damages schedule (the "LD Schedule") which shall be consistent with the I-COGC requirement but based upon the amounts and constraints defined in the table below and define the liquidated damages date, grace period (if applicable), and daily liquidated damages amount.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
LAUNCH
SERVICE
PROVIDER            LIQUIDATED DAMAGES VALUES                       CONSTRAINTS
------------------------------------------------------------------------------------------------
Delta III   Liquidated Damages for Delta-III Launch    Liquidated damages shall not apply to
            Services shall be:                         the first   *   days of Delta-III
                                                       postponement. Liquidated Damages do
            Calendar Day 1-30:  *   per day            not apply to (i) Delta-III delays caused
            Calendar Day 31-60:   *   per day          by force majeure events as defined in
            Calendar Day 61 or >:   *   per day        EXHIBIT C, or (ii) the provision of
                                                       replacement launches by Delta-III or
            The cumulative maximum liquidated          (iii) any delay(s) to the applicable
            damages per Launch Service shall not       Launch Service(s) caused due to a
            exceed US$5 Million.                       postponement by Hughes or I-COGC.
------------------------------------------------------------------------------------------------
Proton      Liquidated Damages for Proton Launch       Liquidated damages shall not apply
            Services shall be US$   *   per day.       to the first   *   days of Proton
                                                       postponement. Liquidated damages
            The cumulative maximum liquidated          shall not apply to any delay(s) to
            damages per Launch Service shall not       the applicable Launch Service(s)
            exceed   *   of the relevant Launch        caused due to a postponement by
            Service Cost.                              Hughes or I-COGC.
------------------------------------------------------------------------------------------------
Zenit       Liquidated Damages for Zenit Launch        Liquidated damages shall not apply to the
            Services shall be US   *   per day.        first   *   days of Sea Launch
                                                       postponement. Liquidated damages shall
            Liquidated damages for Zenit Launch        not apply to i) any Sea Launch
            Services shall not exceed   *   of         postponement based upon an event of force
            the applicable Launch Service Cost.        majeure, as defined in EXHIBIT E; ii) any
                                                       postponement required due to Sea Launch's
                                                       obligation to provide a replacement
                                                       launch for any Sea Launch customer; and
                                                       iii) any delay(s) to the applicable
                                                       Launch Service(s) caused due to a
                                                       postponement by Hughes or I-COGC.
------------------------------------------------------------------------------------------------


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

--------------------------------------------------------------------------------

        3.5.2. Other Launch Service Providers. For any Launch Service(s) provided by a Launch Service Provider(s) other than those defined in Paragraph 3.5.1 above, upon receipt of a written request from I-COGC, Hughes agrees to enter into good faith negotiations with the applicable Launch Service Provider(s) to attempt to include liquidated damages into the relevant Launch Service Agreement. Such notification from I-COGC must be submitted to Hughes (i) no later than 05 July 1996, or (ii) prior to definitization of the unique Launch Service Agreement, whichever is later. I-COGC shall be solely liable for any increase in any Launch Service Cost resulting from the inclusion of any liquidated damages into the relevant Launch Service Agreement.

        3.5.3 Payment. Payment by Hughes to I-COGC of any liquidated damages value shall occur within five (5) business days after Hughes receives the corresponding liquidated damages payment from the relevant Launch Service Provider on which Hughes shall have imposed the same level of liquidated damages provided that Hughes shall never be under any obligation to I-COGC to effect payment of any liquidated damages for an amount greater than that received from the relevant Launch Service Provider.

        3.5.4 I-COGC Postponement Fees. If I-COGC implements the liquidated damages defined in Paragraph 3.5.1 for any Delta-III or Zenit Launch Service, I-COGC shall be subject to postponement fees for any Launch Service postponement requested or directed by I-COGC. I-COGC postponement fees shall be:

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT     Contract No: ICOO/95-1003/YW
-------------------------------------------------------------------------------

LAUNCH
SERVICE
PROVIDER             I-COGC POSTPONEMENT FEE VALUES                      CONSTRAINTS
---------       -----------------------------------------      --------------------------------
Delta-III       I-COGC Postponement Fees for Delta-III         Liquidated damages shall not
                Launch Services shall be:                      apply to the first   *   days
                                                               of I-COGC postponement.

                Calendar Day 1-30:   *   per day
                Calendar Day 31-60:   *   per day
                Calendar Day 61 or >:   *   per day

                The cumulative maximum liquidated damages per Launch Service shall not exceed
                US$5 Million.

Zenit           I-COGC Postponement Fees for Zenit Launch      Liquidated damages shall not
                Services shall be US   *   per day.            apply to the first   *   days
                                                               of I-COGC postponement.

                Liquidated damages for Zenit Launch
                Services shall not exceed   *   of the
                applicable Launch Service Cost.


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

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ARTICLE 4   CONTRACT PRICE, PAYMENT AND ADJUSTMENTS

4.1 Contract Price. In consideration for i) the Launch Services referred to in Table 1, and ii) the Management Services specified herein, (subject to ARTICLE 4.2) the Contract Price is a firm fixed price of Nine Hundred Twenty Five Million U.S. Dollars (US$ 925,000,000.00), which includes all taxes and duties and fees required by Hughes to provide the Management Services and Launch Services. I-COGC shall pay the Contract Price to Hughes in accordance with Table 3 below, which reflects the payment profiles for each of the relevant Launch Service Provider(s) and is presented in EXHIBIT F, MILESTONE PAYMENT SCHEDULE. The baseline Contract Price shall be apportioned as follows:


                       TABLE 2 - BASELINE CONTRACT PRICE

                                                       UNIT PRICE          LINE ITEM TOTAL
ITEM                    DESCRIPTION                   (US DOLLARS)          (US DOLLARS)
----                    -----------                  --------------        ----------------
1                 LAUNCH SERVICE FEE:

1(a)              (2) Atlas II-A Launch Services            *                      *

1(b)              (4) Delta-III Launch Services             *                      *

1(c)              (3) Proton Launch Services                *                      *

1(d)              (3) Zenit Launch Services                 *                      *

2                  MANAGEMENT SERVICES FEE                  *                      *

                                   Total Contract Price                    $925,000,000.00


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

--------------------------------------------------------------------------------

                      TABLE 3 - BASELINE PAYMENT SCHEDULE

                ATLAS       DELTA-III       PROTON          ZENIT
                -----       ---------       ------          -----
05 JULY 96      *           *               *               *
L-27(1)                                     *
L-24                        *
L-21                        *
L-18            *           *               *               *
L-15                        *               *               *
L-12            *           *               *               *
L-9             *           *               *               *
L-6                         *               *               *
L-3                                                         *
L-1             *           *               *               *
L+30 DAYS       *           *               *               *

--------------------------------------------------------------------------------

Notes:

1: "L"= the first Day of the Launch Period, Launch Slot, or Launch Date, whichever is applicable as of the date of the milestone payment. 2: L-24 and Launch Period selection
3: L-12 and Launch Slot selection
4: L-6 and Launch Date selection
5: L-15 and PDR complete

--------------------------------------------------------------------------------

4.2     Launch Service Provider Substitutions. The Contract Price stated in
        ARTICLE 4.1 above assumes that the Launch Services(s) shall be performed by the Launch Service Provider(s) specified in Table 1 of ARTICLE 3.1 herein. If any Launch Service Provider is substituted in accordance with
        ARTICLE 3.2 herein, the Contract Price and the Baseline Payment Schedule stated in ARTICLE 4.1 above shall be revised to take into account the relevant Launch Service Fee and payment schedule defined in Table 4 and Table 5 below as they shall apply for the substituted Launch Services:


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

--------------------------------------------------------------------------------

                 TABLE 4 - LAUNCH SERVICE PROVIDER SUBSTITUTIONS

LAUNCH                          LAUNCH SERVICE FEE
VEHICLE                               ($USD)
-------                         -------------------

Atlas-IIA      *   per Month for every Month that the relevant Launch Service is scheduled to occur beyond 01 November 1998. Pricing is valid for Launch Services exercised prior to 01 January 1997, unless the Atlas Launch Service Provider agrees to extend such date.

Proton         *   increased at an annual rate of   *   for any Launch beyond 01
            July 2000. Pricing is valid for Launch Services provided through 31 December 2001.

Delta-III      *   increased at an annual rate of   *   for any Launch exercised
            after 01 January 2002. Such escalation shall be applied for the period beginning on 01 January 2002 and ending on the Launch exercise date. Pricing is valid for Launch Services provided through 31 December 2005.

Zenit          *   for each Month that the first Day of the Launch Period is
            after 01 July 2000. Pricing is valid for Launch Services provided through 31 December 2005.

Note: Escalation calculations defined within this Table 4 for the Proton, Delta-III and Zenit Launch Vehicles shall not apply to any Launch which is scheduled at the date of Substitution to occur on those Launch Vehicles prior to 31 December 2000. In the event that any Launch is scheduled at the date of Substitution to occur on or after 01 January 2001, the escalation calculations/amounts defined above shall apply as specified above.


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No. ICOO/95-1003/YW

--------------------------------------------------------------------------------

                    TABLE 5 - SUBSTITUTION PAYMENT SCHEDULES

                              ATLAS         DELTA-III           PROTON            ZENIT
                         ------------------------------------------------------------------
   OPTION                      5%                            US$1 million           2%
EXERCISE (2)
-------------------------------------------------------------------------------------------
     L-24(1)                                   *
     L-21                                      *
     L-18                      *               *              *                     *
                                                              *
     L-15                                      *              *                     *
     L-12                      *               *              *                     *
     L-9                       *               *              *                     *
     L-6                                       *              *                     *
     L-3                                                                            *
     L-1                       *               *              *
 L+30 DAYS                     *               *              *                     *

--------------------------------------------------------------------------------------------

Notes:

1: "L" = the first Day of the Launch Period, Launch Slot, or Launch Date, whichever is applicable as of the date of the milestone payment.

2: Option Exercise = upon direction to Hughes by I-COGC to substitute a Launch Service Provider and notification to the Launch Service Provider of Option Exercise.

3:  L-24 and Launch Period selection

4:  L-12 and Launch Slot selection

5:  L-6 and Launch Date selection

6:  L-15 and PDR complete


4.3 ILS Launch Service Fee Reduction. If Hughes is able to negotiate and obtain a reduced Launch Service Cost (in absolute value or on a New Present Value basis) after the Effective Date of this Contract from (and for the Launch Service(s) relating to) the Atlas and/or Proton Launch Service Provider, then the Contract Price shall be reduced by
          an amount equal to   *   of the net difference between the initial
          Launch Service Cost to Hughes and the subsequent lower Launch Service Cost negotiated by Hughes multiplied by one (1) plus the General and Administrative fee of one percent (i.e. 1.01). The Contract Price reduction shall only apply to those Launch Services which are the subject of any such agreement with the Atlas and/or Proton Launch Service Provider. The Contract Price reduction value may be illustrated in formula format as follows:


          * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

--------------------------------------------------------------------------------

  ----------------------------------------------------------------------------
  Net Contract Price Reduction    *
  ----------------------------------------------------------------------------

        If I-COGC should question any amount calculated under this Paragraph 4.3, subject to the execution of a non-disclosure agreement in a form reasonably acceptable to Hughes between all relevant parties, Hughes shall provide access to a third party auditor acceptable to both Parties, which third party auditor may review the relevant cost documentation and certify to I-COGC as to the validity of the Hughes reduction.

4.4 Alternate Launch Service Provider(s). If, at any time, I-COGC directs Hughes to utilize a Launch Service Provider which does not have a Longterm Launch Service Agreement with Hughes which provides Launch Services for a Satellite as of the date of the I-COGC request, the Contract Price stated in ARTICLE 4.1 above shall be revised to reflect the inclusion of i) the actual Launch Service Cost, inclusive of any applicable taxes, duties, or fees charged by the alternate Launch
        Service Provider; and ii) a fee equal to   *   of the Launch Service
        Cost. In addition, the payment schedule specified in EXHIBIT F, MILESTONE PAYMENT PLAN, shall be revised to reflect the milestone/payment schedule included in the relevant Launch Service
        Agreement. The   *   fee specified above shall be payable on a per
        Launch Service basis as follows: i)   *   shall be prorated over all of
        the applicable payments; and ii)   *   shall be payable upon Launch.

4.5 Payments. All payments specified in this ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS, shall be made by I-COGC within fifteen (15) Days of receipt of a valid invoice and (i) for calendar based milestones, the occurrence of the applicable milestone, or (ii) for performance milestones, additionally upon certification from Hughes that the particular milestone event has been completed, whichever is later. With respect to any other amounts payable under the Contract, the Party entitled to payment shall make a written demand for, or shall submit an invoice if so requested by the payor, after such entitlement becomes established,


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

--------------------------------------------------------------------------------

        and the payor shall make payment within fifteen (15) Days after receipt of a valid written demand or valid invoice unless the Contract specifies to the contrary. Notwithstanding any other term in this Contract, in no event shall Hughes be liable to I-COGC for any payment which originates from a Launch Service Provider (e.g. Launch Revision Fees, liquidated damages, or refund of payments for a terminated Launch Service) until Hughes has received the corresponding payment from the relevant Launch Service Provider.

        Any invoices will separately identify any applicable taxes and duties and shall be addressed to I-COGC at the following address:

               I-CO Global Communications (Operations) Limited
               Huntlaw Building
               P.O. Box 1350
               Fort Street
               Georgetown, Grand Cayman
               Cayman Islands

        but submitted both via an internationally recognized air courier and via telefax to:

               I-CO Services Limited
               1 Queen Caroline Street
               Hammersmith, London W6 9BN
               United Kingdom
               Attention: Contract Administrator (Space Segment)
               Fax #44-181-600-1199

        and with a copy given by hand to an authorized on-site representative of I-COGC at the Hughes' facility.

4.6 Payment Postponements. If any postponement of a Launch Service results in the postponement or delay of any payment(s) under a Launch Service Agreement for the postponed Launch Service, the payment schedule specified in EXHIBIT F, MILESTONE PAYMENT PLAN, shall be revised to reflect such delayed payment(s).

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

--------------------------------------------------------------------------------

4.7 Payment Dispute. No dispute with respect to the payment of any amount under this Contract shall relieve the disputing Party of its obligation to pay all other amounts due and owing under this Contract. All disputed amounts, unless otherwise specified in the Contract, shall be paid into an interest-bearing escrow account at Bank of America, Concord, California, Account No. (to be established later), within fifteen (15) Days after receipt of invoice. After the dispute is settled, the Party entitled to the amount or part thereof in escrow shall receive such amount together with all interest thereon and the costs and fees associated with such escrow account shall be paid by each Party in inverse proportion to the amounts received by each Party.

4.8 Telegraphic Transfer. Amounts payable hereunder are to be remitted by telegraphic transfer to a bank to be advised in writing by Hughes or I-COGC, as the case may be.

4.9 Guarantee. Within 15 Days of EDC, both Parties shall provide a parent company guarantee of their obligations substantially in the form set forth in EXHIBIT H, HUGHES GUARANTEE, and EXHIBIT G, I-COGC GUARANTEE.

4.10    Letter of Credit. No later than 05 July 1996, I-COGC shall establish an
        irrevocable Letter of Credit in the amount of   *   . Such irrevocable
        Letter of Credit shall be issued by a bank of good international reputation of I-COGC's choice (issuing bank) and in a format reasonably acceptable to Hughes. The irrevocable Letter of Credit shall be issued in favor of Hughes and shall be valid until the last payment has been made as per EXHIBIT F, MILESTONE PAYMENT PLAN as such plan may be varied in accordance with the provisions of this Contract. The aforesaid Letter of Credit amount shall be adjusted to reflect the values listed below by the dates specified:

    Date            Revised Letter of Credit Amount
    ----            -------------------------------
15 Sept 1997
15 Mar 1998
15 June 1998                       *
15 July 1998
15 March 1999


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

--------------------------------------------------------------------------------

15 Dec 1999         *
15 July 2000        *


        I-COGC shall notify Hughes within five (5) Days of any adjustments to the amount of the Letter of Credit.

        In the event I-COGC has not made a payment for a milestone within fifteen (15) Days after the receipt of Hughes' invoice and milestone completion certification when pursuant to ARTICLE 4.5 it was obligated to do so, the irrevocable Letter of Credit shall allow Hughes to immediately draw down an amount which Hughes certifies as the outstanding amount payable for that milestone.

        I-COGC will be responsible for all bank charges, expenses, and commissions relating to the irrevocable Letter of Credit required to be issued hereunder on Hughes' behalf save as may be incurred as a result of a delay in the last milestone payment beyond 01 January 2001 caused by a late Delivery by Hughes of the relevant Satellite or the associated deliverables beyond their respective Delivery Dates (where that delay is solely caused by Hughes) or due to a material breach by Hughes of this Agreement in which case such bank charges (etc ...) shall be borne by Hughes.

        Hughes shall notify I-COGC in writing if any Launch Service Provider substitution or Launch Service(s) postponement (as specified in ARTICLE 3, LAUNCH SCHEDULING) necessitates a revision in the adjustment dates and/or values (increase/decrease or acceleration/postponement) defined above. I-COGC shall revise the Letter of Credit as required within thirty (30) days of receipt of such written notice, or such later period as may be agreed between the Parties as reasonable under the circumstances. The Parties agree to regularly (at least once every six
        (6) Months) review the level of the Letter of Credit with a view to adjusting the Letter of Credit to cover the forecasted payment values.


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No: ICOO/95-1003/YW

--------------------------------------------------------------------------------

ARTICLE 5  MANIFEST MANAGEMENT

5.1 Launch Service Provider Cessation. If any Launch Service Provider utilized hereunder declares that it shall, or does, cease operations for a period equal to or greater than six (6) Months or it is anticipated that it will do so ("LSP Cessation"), Hughes will promptly confer with I-COGC to determine the feasibility of utilizing alternate launch opportunities (i.e. postponing or accelerating currently scheduled Launch Services) within the I-COGC launch services manifest (specified in Table 1 of ARTICLE 3, LAUNCH SCHEDULING, as adjusted by ARTICLE 3, LAUNCH SCHEDULING) and/or transferring any portion of the current Launch Services to alternate Launch Service Providers.

5.2 Revised Launch Opportunities. If after such review of the proposed/ possible options presented by Hughes, I-COGC requests Hughes to pursue revised launch opportunity(ies), then Hughes shall attempt to create an equitable rescheduling amongst its satellite customers, giving priority based upon the launch manifests in existence as of the date of the LSP Cessation but taking into consideration limitations or technical compatibility with multiple launch vehicles of other Hughes' satellite customers similarly affected. In any event, I-COGC shall be responsible for (i) any Launch Revision Fees and(ii) any amounts specified in
        ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS, associated with any rescheduling performed under this ARTICLE 5.

5.3 Rescheduling Rights. Hughes may however, reschedule the affected I-COGC Launch Service to a position other than that reflected in the launch manifests in existence as of the date of the LSP Cessation to provide another Hughes satellite customer(s) an earlier Launch than the affected I-COGC Launch provided that such rescheduling does not cause a significant delay (not to exceed three (3) months) to I-COGC relative to the other Hughes satellite customer(s) being provided such earlier Launch Service(s). In addition; the price (when evaluated on a Net Present Value basis) of such later launch opportunity to I-COGC shall not be greater than that of I-COGC's original launch opportunity.

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ARTICLE 6     RESERVED




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ARTICLE 7    PERMITS AND LICENSES: GOVERNMENT APPROVALS

7.1 Hughes Permits. Licenses and Approvals Hughes shall, at its own expense, secure all Government permits, licenses, approvals and consents as may be required for the performance of the Management Services under this Contract. Hughes shall also secure, via the relevant Launch Service Provider, all Government permits, licenses, approvals and consents required for the provision of each relevant Launch Service(s). Hughes shall perform the Work in accordance with the conditions of all such relevant permits and licenses.

7.2 Technical Data. Notwithstanding ARTICLE 7.1 or any other provision of this Contract, the Parties understand and agree that certain restrictions are placed on access to Hughes' plant and the use of technical data delivered under this Contract with relation to the approvals Hughes and certain Launch Service Providers must obtain from the U.S. Government. As a result, the Parties agree that such access and the actual delivery of any technical data will be under a separate agreement which shall require prior U.S. Government approval. Hughes via the Launch Service Provider, as applicable, shall prepare said agreement and, in consultation with I-COGC, shall request U.S. Government approval. Request for U.S. Government approvals shall be sufficiently comprehensive to allow Hughes or the relevant Launch Service Provider to fulfill all of its obligations hereunder including but not limited to the rights of access and inspection granted to I-COGC and its Consultants under this Contract.

7.3 Documentation. If Documentation furnished under this Contract is authorized by the U. S. Government for export only to I-COGC, the Documentation may not be resold, diverted, transferred, trans-shipped or otherwise be disposed of in any other country, either in its original form or after being incorporated through an intermediate process into other end items without the prior written approval of the U.S. Government. Additionally, transferring registration or control to any other person or business entity of the Documentation furnished under this Contract is considered an export and as such also requires prior written approval from the U.S. Government. I-COGC represents and warrants that the ultimate end use of the Documentation is to support the provision of telecommunications services.


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7.4     I-COGC Permits and Licenses. I-COGC shall, at its own expense, secure all Government permits and licenses as may be required for the performance of its obligations under this contract. I-COGC shall be responsible for obtaining the registration of any and all Satellites launched hereunder. In addition, I-COGC shall be responsible for obtaining any license required for radio telecommunication with any and all Satellites after separation from the Launch Vehicle.

7.5 Survivability. The obligations contained in this ARTICLE 7 shall survive expiration or termination of this Contract for whatever cause.

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ARTICLE 8  LAUNCH REVIEWS

8.1 Launch Reviews. Hughes shall ensure that I-COGC is afforded the opportunity to attend programmatic reviews held by the various Launch Service Provider(s). Such reviews shall include but not be limited to, preliminary design reviews, critical design reviews, orbital mission reviews, and launch readiness reviews. Hughes shall provide I-COGC representatives with fifteen (15) Business Days notice of the pending review. Attendance at these reviews by I-COGC representatives is not mandatory and in no event shall the absence of an I-COGC representative postpone or delay any review.

8.2 I-COGC Direction. Based upon the information presented by the Launch Service Provider in the applicable programmatic review(s), I-COGC may direct Hughes to halt or postpone the Launch Service to which such review applied or related if I-COGC believes that the Launch Service Provider has failed, or shall fail, in some material degree to provide the required Launch Services. If I-COGC directs Hughes to halt or postpone any Launch Service(s), I-COGC shall, by notice in writing to Hughes provide reasonable details of the Launch Service(s) affected, the rationale for postponement and a proposed/acceptable resolution for the issue. I-COGC shall be solely responsible for, and indemnify and hold harmless Hughes from any Launch Revision Fees or other amounts charged by the Launch Service Provider for any Launch Service halted or postponed by Hughes at I-COGC's direction in accordance with this
        ARTICLE 8.2.

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ARTICLE 9  TITLE

9.1 Launch Services. In no event shall either Party take or receive title to any portion of any Launch Vehicle utilized in the Launch Services procured by this Contract.

9.2 Documentation. Title and risk of loss to all Documentation shall pass to I-COGC at the time of delivery, save that intellectual property rights in Documentation shall be dealt with in accordance with the provisions of ARTICLE 18, DATA RIGHTS.

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ARTICLE 10  FORCE MAJEURE

10.1 Effect of Force Majeure. Notwithstanding any other provisions of this Contract, in the event Hughes and its Associates or Subcontractors ("affected Party") are delayed in the performance of this Contract by an event of Force Majeure, as defined in ARTICLES 10.2, 10.3, and 10.5 below, there shall be an equitable adjustment to the time for the performance of the affected obligations under this Contract provided that Hughes informs I-COGC immediately of the occurrence of the event giving rise to Force Majeure and provides I-COGC within seven (7) Business Days of the date of such notice with a detailed description of the performance affected by such event as well as the plans for minimizing the effects of such event upon the performance of Hughes's obligations under the Contract. In all cases, Hughes shall use reasonable efforts to avoid or minimize such delay.

10.2 Management Services. For purposes of this Contract, "Force Majeure" for Management Services shall mean an act of God, or of the public enemy, fire, flood, epidemic, quarantine restriction, or lockout, strike, walkout, (other than those solely affecting Hughes' or its Associates' workforce) or freight embargo, acts of Government, including but not limited to the Government of the United States, (including the refusal, suspension, withdrawal, or non-renewal of export or import licenses essential to the performance of the Contract not caused by Hughes or its Associates) whether in its sovereign or contractual capacity, or any other event which is beyond the reasonable control and without the fault or negligence of Hughes and its Associates performing any part of the Work.

10.3 Launch Services. For purposes of this Contract, "Force Majeure" for Launch Service Provider(s) shall mean those force majeure or excusable delay events and the consequences thereof defined in EXHIBITS B through E, as applicable.

10.4 I-COGC Payments. Notwithstanding the above, this ARTICLE is not applicable to the payment obligations of I-COGC and as such no force majeure events or excusable delays shall be provided in that instance.



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10.5    Satellite Contract Force Majeure. For the avoidance of doubt, in the event that any Launch Service is delayed due to the late Delivery of a Satellite or any associated deliverables, and such late Delivery is caused by an Excusable Delay (as defined in Article 10 of the Satellite Contract), then such delay of the Launch Service(s) shall constitute an event of Force Majeure under this Contract.

Acceptance Test Plan                                                   Exhibit D
                                                Contract Number: ICOO/95-1002/NR
--------------------------------------------------------------------------------

4.4.9     RETURN PAYLOAD PANEL
                                         Test Level
                     --------------------------------------------------
                                         Subsystem
                     --------------------------------------------------
       Test          Integration  Ambient  Thermal Vacuum  Post Ambient                         Test Description
-------------------  -----------  -------  --------------  ------------  -----------------------------------------------------------
Harness Continuity       X                                               Verify electrical harness pin to pin continuity. Verify
                                                                         Isolation.

Power and Grounding      X                                               Verify DC power applied to correct pins of all units.
                                                                         Verify unit grounding, panel power consumption, and harness power return lines.

T&C Functionals          X          X            X             X         Verify that units respond to command signals. Verify
                                                                         telemetry signals.

C-Band Gain Transfer     X                                               Prior to mating the return upconverter, the C-band gain
                                                                         transfer characteristics are measured. Measure output
                                                                         power. Each polarization will be tested.

C-Band                   P                                               Prior to mating the return upconverter, the C-band
Spurs/Harmonics                                                          subsection output is examined for spurs and harmonics. Each polarization will be tested.

C-band Swept Gain        X                                               Prior to mating the upconverter, the C-Band subsection
Response                                                                 amplitude response is measured. Each polarization will be
                                                                         tested.

C-band Two-tone          X                                               Prior to integrating the digital processor, the two tone
linearity                                                                linearity response is measured from the upconverters
                                                                         through the C-Band output. Each polarization will be
                                                                         tested.

In-Band Spurious         P                                               Prior to integrating the digital processor, the
                                                                         spurious/harmonic response is measured from the
                                                                         upconverters through the C-Band output. Each polarization
                                                                         will be tested.

Panel Gain/Routing/                 X            X             X         For each processor IF input(4) the gain from IF input to
Channelization                                                           element outputs(127) will be measured for a defined set of routed channel configurations which exercise all hardware
                                                                         paths.

                                   PAGE 4-28
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ARTICLE 11  RESERVED




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ARTICLE 12  ACCESS TO WORK IN PROGRESS AND DATA

12.1 Hughes Facilities. For those facilities solely owned and/or operated by Hughes, Hughes shall provide I-COGC and its Consultant(s) reasonable access to all Work being performed under this Contract, at reasonable times as mutually agreed upon by the Parties during the period of this Contract, provided that such access does not unreasonably interfere with such Work and access to Work is coordinated with the Hughes Program Manager or designated alternative(s). Such access shall be in compliance with Hughes' security requirements and United States law. Hughes may, at its reasonable discretion, deny access to persons who are employed by or affiliated with a company manufacturing satellites or major subsystems for satellites or providing launch services.

12.2    Disclosure. I-COGC and/or its Consultant(s) visiting Hughes facilities
        (a) will abide by Hughes' security regulations and applicable U.S. Government regulations; (b) will not use or disclose to a third party any information received in connection with the access provided hereunder and will use such information only in the performance of this Contract, whether or not such information is marked or otherwise identified as proprietary, save as provided in ARTICLE 21, CONFIDENTIALITY.

12.3 I-COSL For purposes of access, I-COSL shall be considered the same as I-COGC and the provisions of this ARTICLE 12 shall apply mutatis mutandis to I-COSL and its Consultants.

12.4 Launch Service Provider Facilities. Notwithstanding the foregoing provisions of this ARTICLE 12, access by I-COGC and/or its Consultant(s) to any Launch Service Provider facility, including the Designated Launch Site, shall be governed by the terms defined in EXHIBITS B through E, as applicable.

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ARTICLE 13  INDEMNIFICATION

13.1 Each Party ("the Indemnifying Party") shall indemnify and hold harmless the other Party ("the Indemnified Party") and its Associates (or any of them), from any loss, damage, liability or expense suffered or incurred by any such person resulting from damage to all property and injury, including death, arising out of, or based upon, any event or circumstance occurring prior to arrival at the Designated Launch Site to the extent caused by a negligent act or omission of the Indemnifying Party or its Associates in the performance of the Work and at the Indemnifying Party's expense shall defend any suits or other proceedings brought against the Indemnified Party and/or its Associates (or any of them), on account thereof, and satisfy all judgments which may be incurred by or rendered against them (or any of them) in connection therewith.

13.2 Notwithstanding ARTICLE 13.1, each Party ("the Indemnifying Party") shall be and remain solely responsible for, and shall indemnify and hold harmless the other Party ("the Indemnified Party") from and against any loss, damage, liability or expense suffered or incurred by the Indemnifying Party resulting from loss or damage to the Indemnifying Party's property and/or injury including death, affecting the Indemnifying Party's personnel whilst on or within the Indemnifying Party's premises or on or within the premises of the Indemnified Party; provided however that the first One Hundred Thousand U.S. Dollars (US $100,000) of any such loss, damage, liability or expense shall be borne by each Party to the extent that it is liable under ARTICLE 13.1.

13.3 Prior to the time that either Party or its Associates enter the Designated Launch Site (as a precondition of such entry), each Party shall ensure that they and their respective relevant Associates shall sign a no-fault, no-subrogation inter-party waiver of liability consistent with that defined in the relevant Launch Service Agreement.

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13.4    In the event that either I-COGC or Hughes fails to obtain the aforesaid inter-party waiver of liability from their respective Associates, then I-COGC and Hughes shall indemnify and hold each other harmless from claims brought by the other Party or its Associates, for damage to any such persons' property or injury to, or death of, such persons' employees in connection with any launch operations in or around the Designated Launch Site.

13.5 Notwithstanding any other provision of this Contract, but without prejudice to any indemnities or insurance coverage as may be provided by Launch Service Providers, I-COGC shall indemnify and hold harmless Hughes and its Associates from any liabilities, losses and damages, including but not limited to those based on negligence, including any costs, expenses and damages whatsoever incurred by Hughes in defending, or assisting I-COGC in its defense, against any and all third party claims, including but not limited to, I-COGC's customer(s) or an agency of any Government with whom I-COGC shall have any obligation related to the Satellites arising after the launch attempt of a Satellite, and I-COGC shall obtain waivers of subrogation rights against Hughes and its Associates from I-COGC's insurers, if any.

        This indemnity shall not apply to Hughes or its Associates to the extent that they make a claim against I-COGC as a direct or indirect customer of I-COGC.

13.6 I-COGC shall defend and indemnify Hughes from any claims made by any third party against Hughes arising from any misrepresentation by I-COGC or any of its Affiliates to any third party in connection with the Launch Services and Management Services.

13.7 Neither Party shall be entitled to claim to be, nor shall it be, indemnified both under this Contract and under ARTICLE 13 of the Satellite Contract in respect of any loss, costs, claims, damages or expenses arising out of or in relation to the same event or circumstance.

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ARTICLE 14  WARRANTY

14.1 Launch Services. Hughes provides no warranty, either express or implied, in relation to any Launch Service provided herein, save as provided in this ARTICLE 14.

14.2 Management Services. Hughes warrants, in relation to the Management Services, that all services shall be performed in a professional and workmanlike manner consistent with generally accepted custom and practice in the industry.

14.3 Longterm Launch Service Agreements. Hughes warrants and I-COGC has entered into this Contract on the basis that the provisions of this Contract including EXHIBITS B through E and EXHIBIT I are reflected by binding and enforceable rights and remedies under the Longterm Launch Service Agreements which Hughes has entered into (or in the case of Zenit, which Hughes intends to enter into) with the relevant Launch Service Providers. Hughes further warrants that insofar as any provisions of this Contract (other than those contained in EXHIBITS B through E) are not reflected by or are in conflict with the rights and remedies granted to I-COGC under EXHIBITS B through E and EXHIBIT I that Hughes has now or will obtain any rights and remedies viz-a-viz the Launch Service Provider(s) as are necessary to fulfill the provisions of this Contract. In addition, Hughes shall not enter into any modification or amendment to any Longterm Launch Service Agreement which modifies I-COGC's rights as specified in this Contract including EXHIBITS B through E and EXHIBIT I without the prior written approval of I-COGC, which approval shall not be unreasonably withheld.

14.4 Pursuit of Rights and Remedies. Hughes warrants that it shall utilize its reasonable efforts to initiate and pursue all rights and remedies specified in this Contract or EXHIBITS B through E, as applicable, including recovery or enforcement by legal or arbitral proceedings or utilization of any existing corporate guarantee or other financial guarantee or security.



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ARTICLE 15  RISK TO SATELLITE

15.1 Risk. The Parties are aware and agree that the use of expendable launch vehicles to launch satellites into orbit involves a degree of risk to the relevant satellite. By this Contract, the Parties have made a deliberate, knowing allocation between them of that risk and I-COGC shall solely bear the risk of loss for any Satellite launched hereunder.

15.2 Right to Destroy. The relevant Range Safety Officer or equivalent Launch Service Provider personnel shall be authorized to destroy, without liability or indemnity to the Launch Service Provider or Hughes, the relevant Launch Vehicle and Satellite if such action is mandated.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No. ICOO/95-1003/YW
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ARTICLE 16 U.S. GOVERNMENT THIRD PARTY INDEMNIFICATION

In the event that I-COGC, at its sole discretion, is not reasonably satisfied that the U.S. Government third party indemnification coverage identified in the Commercial Space Launch Act is afforded to I-COGC, and consequently I-COGC elects to procure insurance in lieu of such U.S. Government third party
indemnification coverage, Hughes agrees to reimburse for   *   of I-COGC's
direct documented cost of such insurance not to exceed the value of Hughes' Management Services Fee identified in ARTICLE 4.1.

Notwithstanding the above, in the event that:

1) The Commercial Space Launch Act is clarified such that I-COGC is reasonably satisfied that it is included in such U.S. Government third party indemnification coverage; or

2) The Commercial Space Launch Act expires or is modified such that U.S. Government third party indemnification coverage is no longer available to launch vehicle customers;

then Hughes shall have no obligation to reimburse I-COGC for any costs procure, or share in the procurement of any insurance deemed necessary by I-COGC.


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.


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ARTICLE 17 TERMINATION

17.1 I-COGC Termination. I-COGC may terminate any unperformed portion of this Contract as specified below.

        17.1.1 I-COGC Termination For Convenience. At any point in time prior to Launch, I-COGC may direct Hughes, in writing, to terminate any Launch Service(s) provided herein for I-COGC's convenience. As of the date specified (the "Effective Termination Date") in the written notice of termination from I-COGC, Hughes shall take the following actions:

        1) stop the provision of Management Services under this Contract on the Effective Termination Date and to the extent specified in the notice of termination; and

        2) terminate the appropriate Launch Service(s) on the Effective Termination Date; and

        3) settle all outstanding liabilities and all claims arising out of such termination in accordance with the provisions of this
                ARTICLE 17, TERMINATION.

            17.1.1.1 Termination Liability Prior To Or On 05 July 1996. For
                each Launch Service terminated by I-COGC in accordance with Paragraph 17.1.1 above prior to or on 05 July 1996, I-COGC shall be liable to Hughes for:

                (a) for each Launch Service provided via a Longterm Launch
                Service Agreement, an amount of   *   per terminated Launch
                Service; or

                (b) for each Launch Service not provided via a Longterm Launch Service Agreement, an amount resultant from the relevant formula in CALCULATION 2, as defined in EXHIBIT I, TERMINATION LIABILITY CALCULATION.


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.


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                17.1.1.2 Termination Liability After 05 July 1996. For each
                Launch Service terminated by I-COGC in accordance with Paragraph
                17.1.1 above, after 05 July 1996, I-COGC shall be liable to Hughes for an amount resultant from the relevant formula in CALCULATION 2, as defined in EXHIBIT I, TERMINATION LIABILITY CALCULATION.

        17.1.2 I-COGC Termination For Hughes Default. Provided that I-COGC is not in default of any term of this Contract, I-COGC may terminate, prior to Launch, any Launch Service in the event any of the following events occur:

        1) Hughes breaches a material term of (i) this Contract; or (ii) the Satellite Contract; or (iii) a Launch Service Agreement and such breach of a material term by Hughes results in any Launch Service(s) provided herein being terminated for default by the relevant Launch Service Provider; or

        2) Hughes shall (A) commence a voluntary case under the US Bankruptcy Code (as now or hereafter in effect) (the "Code"); or
                (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; or (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under the Code or other laws or such a case shall not have been dismissed or stayed within thirty (30) days of the filing of the petition commencing the same; or (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign; or (E) admit in writing its inability to pay, or generally not be paying its debts (other than those that are the subject of a bona fide dispute) as they become due; or (F) make a general assignment for the benefit of creditors; or (G) Hughes or the Hughes Parent Company sells, transfers or otherwise disposes of all or substantially all of its assets (other than for full consideration) and as a result the Parent Company Guarantee provided by Hughes is prejudiced and adequate security, in a form reasonably acceptable to I-COGC, is not additionally provided; or (H) take any action for the purpose


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                of effecting any of the foregoing; or (I) a case or other
                proceeding shall be commenced against Hughes in any court of competent jurisdiction seeking (i) relief under the Code or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of Hughes or of all or any substantial part of its assets, domestic or foreign and such case or proceeding shall continue undismissed or unstayed for a period of thirty (30) days, or an order granting the relief request in such case or proceeding (including, but not limited to, an order for relief under the Code) shall be entered; or

        3) If the interrelated Satellite Contract is terminated by I-COGC solely due to a default by Hughes under the Satellite Contract.

           17.1.2.1 For each Launch Service(s) terminated by I-COGC in accordance with Paragraph 17.1.2 above, I-COGC shall be liable to Hughes for an amount resultant from the formula in CALCULATION 1, as defined in EXHIBIT I, TERMINATION LIABILITY CALCULATION.

        17.1.3. I-COGC Termination For Launch Service Provider Default. I-COGC shall, at its sole discretion, have the right to direct Hughes to terminate any Launch Service (which termination shall be effected by Hughes by either (i) terminating the relevant Launch Services or (ii) the Conversion of a Firm Launch to a Hughes Optional Launch) prior to Launch, if the Launch Service Provider is in material default of the terms and conditions of the relevant Launch Service Agreement, as specified in this Contract including EXHIBITS B through E.

        Upon the termination or Conversion of the Launch Service by Hughes on behalf of I-COGC, the following shall occur:


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           17.1.3.1 Termination Settlement. I-COGC shall be entitled to receive a termination settlement consisting of (i) in the event of a conversion, a refund of all payments submitted against the Launch Service Fee for the terminated Launch Service; and (ii) in the event of a Launch Service termination, (a) a refund of all payments submitted against the Launch Service Fee for the terminated Launch Service, and (b) reimbursement for direct damages or Launch Vehicle reprocurement fees as defined in the Table below. In addition to the above, Hughes shall retain a share of the Management Services fee, as such share is calculated in CALCULATION 2 of EXHIBIT I, TERMINATION LIABILITY CALCULATION.


                LAUNCH
               SERVICE
               PROVIDER            DIRECT DAMAGE OR REPROCUREMENT FEE VALUE
               Delta-III      For a terminated Delta-III Launch Service, Hughes
                              shall reimburse I-COGC for direct damages related
                              to the terminated Launch Service not to exceed   *
                              . I-COGC shall submit an invoice to Hughes which
                              includes a summary of the applicable direct
                              damages within twenty (20) days of determining the
                              same.

               Proton         In the event of an "anticipatory repudiation" by
                              the Proton Launch Service Provider of its
                              obligations under the Launch Service Agreement,
                              Hughes shall provide to I-COGC either (i)
                              equivalent Launch Services via an alternate Launch
                              Vehicle, taking into account the launch manifest
                              of such an alternative Launch Service Provider, or
                              (ii)   *   per affected Launch, whichever the
                              Proton Launch Service Provider elects to provide.

               Zenit          For a terminated Zenit Launch Service, Hughes
                              shall pay to I-COGC a reprocurement fee of   *
                              for each terminated Launch Service.



               * Confidential Treatment Requested and the Redacted Material has
                 been separately filed with the Commission.


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                17.1.3.2 Hughes Liability. Notwithstanding any other Article or term in this Contract, in the event that Hughes elects to Convert a Firm Launch Service to an Optional Launch Service (as defined in EXHIBIT C and E) for utilization on another Hughes program when I-COGC has the right to terminate a Launch Service Provider for default as specified in ARTICLE 13 of EXHIBIT C, I-COGC RIGHTS AND REMEDIES FOR DELTA-III LAUNCH SERVICES or
                ARTICLE 14 of EXHIBIT E, I-COGC RIGHTS AND REMEDIES FOR ZENIT LAUNCH SERVICES, Hughes shall be liable to I-COGC for the amounts specified above regardless of receipt of any payment from the relevant Launch Service Provider.

                17.1.3.3 Hughes Default. Notwithstanding any other provision of this Contract, in no event shall any breach or default by any Launch Service Provider be considered to be a breach or default of this Contract by Hughes.

17.2. Hughes Termination for I-COGC Default Provided that Hughes is not in default of any terms of this Contract, Hughes may terminate, prior to Launch, any Launch Service(s) provided in this Contract for default upon written notice to I-COGC at any time after the occurrence of any of the following:

        1) Failure of I-COGC to make any payment validly due to Hughes hereunder when due, provided such failure is not cured within a period of thirty (30) calendar Days following receipt of written notice thereof from Hughes.

        2) Failure of I-COGC to maintain the irrevocable Letter of Credit in the amount specified in ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS, provided such failure is not cured within a period of five (5) Business Days following receipt of written notice thereof from Hughes.

        3) I-COGC passes a resolution for winding-up or a petition is presented for I-COGC's winding-up (unless such resolution or petition for winding up is pursuant to a scheme of corporate reconstruction or amalgamation and there is no adverse effect on the payment obligations to Hughes hereunder) and, unless granted, is not dismissed within thirty (30) Days from presentation; or


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                I-COGC becomes unable to pay its debts as they become due; or a receiver is appointed over all or a substantial part of I-COGC's assets and the appointment is not discharged within thirty (30) Days; or I-COGC or I-COGC's Parent Company sells, transfers, or otherwise disposes of all or the greater part of its assets (other than for full consideration) and as a result the Parent Company Guarantee provided by I-COGC is prejudiced and adequate security in a form reasonably acceptable to Hughes is not additionally provided.

        4) If the interrelated Satellite Contract is terminated for any other reason than a default by Hughes under the Satellite Contract.

        5) If any Launch Service provided under this Contract is terminated by the Launch Service Provider for default due to: (i) a failure of payment by I-COGC under this Contract; or (ii) a Launch Service postponement requested or caused by I-COGC, or (iii) the breach by I-COGC of a material term of this Contract which, as a direct result, is the sole cause of a Launch Service termination by the relevant Launch Service Provider against Hughes provided always that the right of termination under this ARTICLE 17.2 shall only apply to the Launch Service so affected.

        17.2.1 For each Launch Service(s) terminated by Hughes in accordance with Paragraph 17.2 above, I-COGC shall be liable to Hughes for the amount resultant from the relevant formula in CALCULATION 2, as defined in EXHIBIT I, TERMINATION LIABILITY CALCULATION.

        17.2.2 The rights and remedies provided to Hughes in this Paragraph 17.2 shall be exclusive and in lieu of any other rights and remedies provided by law or in equity.

17.3 Termination Liability Mitigation. Without prejudice to the Delta-III Termination Liability Mitigation as specified in EXHIBIT I, TERMINATION LIABILITY CALCULATION, for any Launch Service terminated after 05 July 1996, Hughes shall utilize its reasonable efforts to mitigate any resultant termination liability which I-COGC is liable for by utilizing the rights granted by the relevant Launch Service Agreement or such other rights or remedies negotiated with the Launch Service


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        Provider, if any. Hughes shall attempt to mitigate the applicable termination liability for a period of eighteen (18) Months after the relevant termination event or the time period granted by the relevant Launch Service Agreement, whichever is less. The mitigation responsibility shall not require Hughes to incur or pay any Launch Revision Fees or any other charge whatsoever.

        In furtherance of the above, Hughes as its sole obligation shall contact, with I-COGC if requested, any Hughes Customer which may be able to utilize the terminated Launch Service(s) for the purposes of determining if the Hughes Customer has any interest in assuming or acquiring the terminated Launch Service. I-COGC shall have the right to review and accept or reject, prior to definitization, any proposed business transaction between Hughes, the Launch Service Provider and the relevant Hughes Customer. Upon receipt from Hughes, I-COGC shall provide acceptance or rejection of any proposed business transaction within fourteen (14) calendar Days.

        In addition, Hughes shall use its reasonable efforts to negotiate the assignment, or novation, of the rights and benefits for any outstanding Launch Service to I-COGC if this Contract is terminated due to a default by Hughes under the Satellite Contract or this Contract. Any transfer, assignment, or novation of a Launch Service to I-COGC shall be subject to the terms of the relevant Launch Service Agreement and approval of the relevant Launch Service Provider. I-COGC shall have the right to review and accept or reject, prior to definitization, any proposed assignment, or novation.

        I-COGC agrees that any bona fide offer delivered by Hughes to I-COGC for review shall be deemed to constitute the exercise of reasonable efforts. Upon execution of the applicable business transaction, Hughes shall reimburse to I-COGC the termination liability mitigation value within five (5) Business Days from receipt of such value from the respective Launch Service Provider or Hughes Customer, as appropriate.

17.4 Maximum Termination Liability. In no event shall I-COGC be liable to Hughes under this ARTICLE 17 for any termination liability value greater than the Contract Price.


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        Any termination payment due to Hughes from I-COGC shall give credit for any amounts paid by I-COGC in respect of the terminated Launch
        Services).

17.5 Management Services Termination. For the purposes of this ARTICLE 17, any termination of a Launch Services shall include the termination of the associated Management Services and the cost of such termination of the associated Management Services is included within the amounts derived from CALCULATIONS 1 and 2 of EXHIBIT I, TERMINATION LIABILITY CALCULATION.

17.5 Remedies. In the event that the terminated Launch Service Provider fails to provide any termination settlement payment to Hughes, as specified in this ARTICLE 17, Hughes shall utilize its reasonable efforts to initiate and pursue all remedies specified in this Contract including EXHIBITS B through E, as applicable, including recovery by legal or arbitral proceedings or the utilization of any existing corporate guarantee or other financial guarantee or security. In no event shall Hughes be liable to I-COGC for any Launch Service Provider termination settlement payment or remedy until Hughes has received such termination settlement payment or remedy from the Launch Service Provider. Failure of Hughes to receive or obtain any termination settlement or remedy from the relevant Launch Service Provider shall not be considered a breach or default of this Contract by Hughes.


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ARTICLE 18 DATA RIGHTS

Neither Party nor any Launch Service Provider shall obtain rights or ownership to any intellectual property utilized and/or provided by the other Party under this Contract or by any Launch Service Provider.


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ARTICLE 19 RESERVED


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ARTICLE 20 RIGHTS IN INVENTION

Neither Party shall obtain any rights to any invention developed or utilized by the other Party or its Associates in the performance of this Contract.


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ARTICLE 21 CONFIDENTIALITY

21.1 The Parties may provide or exchange proprietary information during the performance of the Work, in oral or written form, which may include specifications, drawings, sketches, models, samples, computer programs, reports, data, techniques, designs, codes, documentation, and financial, statistical or other technical information essential to the objectives of this Contract. All disclosures of such information will be treated as proprietary if marked as "Proprietary" by the Party making the disclosure at the time of disclosure.

21.2 Subject to the provisions of ARTICLE 21.3 below, the Party receiving the proprietary information of the other Party shall maintain such information in confidence and shall not use such information except as expressly authorized by this Contract. Each Party agrees to use the same care and discretion to avoid unauthorized disclosure, publication or dissemination of the other Party's proprietary information and the unauthorized use thereof as the receiving Party uses with respect to similar information of its own, but in no event, less than reasonable care. Should it become legally necessary for either Party to disclose certain of the other Party's proprietary information to a third party, it shall be disclosed only to the extent required by law and after a five (5) Days prior written notification to the other Party of the requirement for disclosure.

21.3 The obligations of confidentiality and restrictions on use specified in this ARTICLE shall not apply to any information that:

        A. is already in the possession of the receiving Party without obligation of confidentiality at the time of disclosure;

        B. is independently developed by the receiving Party or any of its Affiliates or subcontractors prior to disclosure as evidenced by appropriate documents;

        C. is or becomes publicly available without breach of this Contract and without the fault of the receiving Party;


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        D.      is lawfully and rightfully received by the receiving Party from a third party; or

        E.      is released for public disclosure by the disclosing Party.

        Specific information shall not be deemed to be available to the public or in possession of the receiving Party merely because it is embraced by more general information so available or in the receiving Party's possession.

21.4 Hughes shall take best efforts necessary, including the appropriate contractual provisions in subcontracts, to ensure the confidentiality of all proprietary information of I-COGC which may be disclosed to Subcontractors and Launch Service Providers.

        I-COGC shall take best efforts necessary, including the appropriate contractual provisions in consulting agreements, to ensure the confidentiality of all proprietary information of Hughes which may be disclosed to Consultants.

21.5 Except as otherwise provided in this Contract including but not limited to ARTICLE 18, DATA RIGHTS herein, the receiving Party agrees that: (i) any proprietary information disclosed hereunder shall be used by the receiving Party solely for the purpose of performing its functions in connection with the Party's relationship with respect to the Work; (ii) it will not use the proprietary information disclosed hereunder for any other purpose; and (iii) it will not distribute, disclose or disseminate to anyone such proprietary information of the disclosing Party, except that either Party may disclose to its own employees or subcontractors on a need-to-know basis, and either Party may disclose with the consent of the disclosing Party which consent will not be given unless such third party executes a proprietary data protection agreement with terms consistent with the requirements herein prior to receiving such information.

21.6 The Parties will specify individuals in writing as the point of contact for receiving proprietary information exchanged between the Parties pursuant to this Contract.

21.7 I-COGC shall maintain EXHIBITS B through E, in accordance with the Proprietary Data Agreement of even date executed between the Parties.


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21.8    The confidentiality obligations in this ARTICLE 21 shall survive expiration or termination of this Contract for whatever cause.

21.9 Nothing herein shall require a Party to disclose proprietary information to another.

21.10 The obligations imposed by this ARTICLE 21 shall be limited in time only by the events listed in ARTICLE 21.3, A through E.

21.11 Neither Party shall disclose the terms or conditions of this Contract, except as may be required to perform this Contract, to acquire financing or insurance or the benefit thereof, in support of arbitration or legal proceedings relating hereto, or as required by its Government or in the normal course of reporting to its parent company of for any other reason with the consent of the other Party, which consent shall not be unreasonably withheld.


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ARTICLE 22 INTERPRETATION

22.1    Applicable Law

        This Contract and any performance related thereto shall be interpreted and construed, governed and enforced in accordance with the Laws of England; it being understood that the UN Convention on the International Sale of Goods shall not be applicable.

22.2    Amendments

        The Contract may not be modified except by written amendment signed by duly authorized representatives of both Parties.

        The responsible authorized representatives of the Parties may be added to or changed from time to time by written notice to the other Party. Until further notice, the responsible authorized representatives are as stated in ARTICLE 24, NOTICES.

        For the purpose of administration of this Contract, including amendments, any communication between I-COGC and Hughes shall be enforceable and binding upon the Parties only if signed by the appropriate responsible authorized representatives.

22.3    Changes Requested bar Hughes or I-COGC

A. Any changes requested by Hughes during the performance of this Contract, within the general scope of this Contract, which will or may add or delete Work, affect the provision of Launch Services or Management Services or will affect or may affect any other requirement of this Contract, shall be submitted in writing to I-COGC within an acceptable time period prior to the proposed date of the change. Such submittal shall allow I-COGC a reasonable period of time to evaluate Hughes' requested change. If such Hughes' requested change causes an increase or decrease in the total Contract Price, Hughes shall submit a proposal to I-COGC.


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B.      I-COGC shall notify Hughes in writing within thirty (30) Days after receipt of the requested change and price adjustment, if any, whether or not it agrees with and accepts such change. If I-COGC agrees with and accepts the Hughes' requested change, Hughes shall proceed with the performance of the Contract as changed and an amendment to the Contract reflecting such change, and price adjustment, if any, shall be issued. If I-COGC does not agree with such Hughes' requested change, the Parties shall attempt to reach agreement on such change. In the event the Parties are unable to reach agreement on such change, or price adjustment, if any, or both, Hughes shall proceed with the performance of the Contract, as unchanged.

C. For any changes requested by I-COGC during the performance of this Contract which will or may affect the provision of Launch Services or Management Services, Hughes shall respond to that request in writing to I-COGC within thirty (30) Days after such request. If such I-COGC requested change causes an increase or decrease in the total Contract Price, Hughes shall submit to I-COGC, at the time the response to the requested change is submitted, the details of such increase or decrease. If I-COGC should question the values involved in any proposal by Hughes, subject to the execution of a non-disclosure agreement between all relevant Parties, Hughes shall provide access to a third party auditor acceptable to both Parties, which third party auditor may review the relevant cost documentation and certify to I-COGC as to the validity of the Hughes proposal. I-COGC shall notify Hughes in writing, within a reasonable time after receipt of Hughes' response, whether or not it agrees with and accepts Hughes' response. If I-COGC agrees with and accepts Hughes' response, Hughes shall proceed with the performance of the Contract as changed and an amendment to the Contract reflecting such change, and price adjustment, if any, shall be incorporated into the Contract. If I-COGC does not direct such change, then Hughes shall proceed with the performance of the Contract as unchanged.


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ARTICLE 23 PUBLICITY

Each Party shall obtain the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed, concerning the content and timing of news releases, articles, brochures, advertisements, prepared speeches and other information releases concerning the Work performed or to be performed hereunder, within a reasonable time prior to the release of such information. For the avoidance of doubt, each Party shall be allowed to publicize the award of the Contract, subject to the approval process stated above.


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ARTICLE 24 NOTICES

All notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by prepaid first class post, or by telex, telefax or cable addressed to the intended recipient thereof at its address set out below or to such other address or telex or telefax number as either Party may from time to time duly notify the other.

        A.      In respect of I-COGC, to:

                I-CO Global Communications (Operations) Ltd.
                c/o I-CO Services Limited
                1 Queen Caroline Street
                Hammersmith, London W6 9BN
                United Kingdom
                Telephone:   (0181) 600-1000
                Facsimile:   (0181) 600-1199
                Attention:   Olof Lundberg
                             Chief Executive Officer

                cc:          Space Segment Contracts Administrator
                             ICO Program Office
                             Hughes Space & Communications, MS: SC/S16/V346 PO Box 92919
                             Los Angeles, CA, 90009
                             Phone: (310) 364-9383
                             Facsimile: (310) 364-9495


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         B.      In respect of Hughes, to:

                 Hughes Space and Communications International, Inc. Bldg. S24, M/S D545,
                 Post Office Box 92919, Airport Station,
                 Los Angeles, California 90009
                 Telephone: (310) 364-5729
                 Facsimile: (310) 364-9644
                 Attention: Dennis R. Beeson
                            Manager, Contracts

                 cc:    John Perkins
                        Vice-President, Launch Services Acquisition & Risk Management
                        Bldg: R35 M/S: D435
                        Phone: (310) 364-4791
                        Facsimile: (310) 364-4775

Any notice or other document if served by post, shall be deemed to have been served at the expiration of seven (7) Days after the time when the letter containing the same was posted, and in proving such service it shall be sufficient to prove that the letter containing the notice or document was properly addressed, stamped and posted. A notice sent by telex, telefax or cable is deemed to have been served: (1) two (2) hours after dispatch, if dispatched on a Business Day before 3:00 PM; or (2) in any other case, at 10:00 AM on the Business Day after the date of dispatch. Here a Business Day means a Business Day in the city or other location to which the notice is sent, and the times mentioned are those in that location.


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ARTICLE 25 INTEGRATION

This Contract, together with the EXHIBITS, contains the entire agreement between the Parties relating to the subject matter hereof. All prior understandings, representations and warranties (including those contained in sales, promotional and/or marketing materials) by and between the Parties, written or oral, which may be related to the subject matter hereof in any way, are superseded by this Contract.


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ARTICLE 26 ASSIGNMENT

26.1 Hughes shall not assign, novate or transfer this Contract or any of its rights, duties or obligations thereunder to any person or entity, in whole or part without the prior written consent of I-COGC (which approval shall not be unreasonably withheld or unduly delayed) except that Hughes may assign, novate or transfer this Contract, and its duties and obligations thereunder either in whole or in part, to any Hughes Affiliate which is not engaged in business competitive to I-COGC provided always that Hughes shall remain liable with respect to performance of all duties and obligations set forth in this Contract, including compliance with all applicable laws and regulations and provided further that the Hughes Guarantee specified in EXHIBIT H, HUGHES GUARANTEE, remains in full force and effect.

26.2 I-COGC shall have no right to assign, novate or transfer this Contract, or any of its rights, duties or obligations hereunder without the prior written consent of Hughes (which consent shall not be unreasonably withheld or unduly delayed), except to any I-COGC Affiliate or to a third party financing the Satellites or Launch Services provided that each such assignment, novation or transfer shall have no material adverse effect on a material obligation of I-COGC under this Contract, including, but not limited to, payment obligations to Hughes under this Contract.

26.3 In the case of an assignment, novation or transfer of this Contract by I-COGC in accordance with ARTICLE 26.2, the I-COGC Guarantee specified in EXHIBIT G, I-COGC GUARANTEE, shall remain in full force and effect save where the assignment, novation or transfer is to a third party financing the Satellites or Launch Services, in which case Hughes' consent to release the said I-COGC Guarantee may be requested by I-COGC and such consent shall not be unreasonably withheld, or unduly delayed.


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26.4    I-COGC shall give fifteen (15) Business Days prior notice to Hughes of any assignment, novation or transfer and brief details explaining the proposed transaction.

26.5 This Contract shall be binding upon the Parties hereto and their successors and permitted assigns.


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ARTICLE 27 SEVERABILITY

In the event any one or more of the provisions of this Contract shall, for any reason, be held to be invalid or unenforceable, the remaining provisions of this Contract shall be unimpaired, and the invalid or unenforceable provision shall be replaced by a mutually acceptable provision which, being valid and enforceable, comes closest to the intention of the Parties underlying the invalid or unenforceable provision.


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ARTICLE 28 RESERVED


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ARTICLE 29 RESERVED


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ARTICLE 30 DISPUTES AND ARBITRATION

30.1 If, during the course of performance hereunder, a dispute arises between I-COGC and Hughes as to the rights or obligations of either Party under this Contract, either Party may give written notice of its objections and the reasons therefor ("Dispute Notice") and may recommend corrective action. Hughes' Program Manager shall consult with I-COGC's authorized senior program management representative in an effort to reach a mutual agreement to overcome such objections. In the event mutual agreement cannot be reached within five (5) Business Days of such notice, the respective positions of the Parties shall be forwarded to I-COGC's Chief Executive Officer and Hughes' President, for discussion and an attempt to reach mutual agreement.

30.2 If mutual agreement cannot be reached within fifteen (15) Business Days of the Dispute Notice, such dispute may be referred on the application of either Party for final determination to an arbitration tribunal convened by the London Court of International Arbitration which shall be conducted by three arbitrators in the English language.

30.3    The place of arbitration shall be London, England.

30.4 The award rendered by the arbitration tribunal shall be binding on both Parties, and shall be enforceable by any court of competent jurisdiction. The cost of arbitration, including the fees and expenses of the arbitrators, will be shared equally by the Parties, unless the award otherwise provides. Each Party shall bear the cost of preparing and presenting its own case, unless the award otherwise provides.

30.5 Notwithstanding anything else contained herein, the Parties agree that time is of the essence with regard to the time limits imposed by this
        ARTICLE 30 in resolving such dispute.


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ARTICLE 31 RESERVED


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ARTICLE 32 REPLACEMENT LAUNCHES

32.1 Replacement Launch Services. If any Launch Service herein should result in a mission failure, I-COGC may request Hughes to provide a replacement Launch proposal. Such request shall include I-COGC's preferred Launch Service Provider(s), the date on which the Satellite is anticipated to be ready for launch and any mission specific data which will influence the provision of Launch Services for that Satellite. Within thirty (30) Days of receipt of such a request, Hughes shall submit a proposal to I-COGC for the acquisition of a replacement Launch Service. Any Hughes proposal shall be based upon and subject to the terms of the applicable Launch Service Agreement(s). Hughes agrees to provide to I-COGC any priority scheduling right or benefit allowed for in the applicable Launch Service Agreement(s) for the mission failure.

32.2 Hughes Proposal. Any Hughes proposal for a replacement Launch under an existing Longterm Launch Service Agreement shall: (i) be based upon, and be subject to, the provisions of the relevant EXHIBIT(S) B through E;
        (ii) utilize the Launch Service Fee and payment schedules specified in Table 4 and Table 5 of ARTICLE 4, CONTRACT PRICE, PAYMENT AND
        ADJUSTMENTS; and (iii) include a fee of   *   per Launch Service. Any
        Hughes proposal for a replacement Launch which does not utilize a Longterm Launch Service Agreement shall include a Management Services
        fee equal to   *   of the relevant Launch Service Cost initially
        proposed, and finally negotiated between Hughes and the Launch Service Provider.


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ARTICLE 33 OPTIONS

33.1 Launch Insurance. Upon receipt of a written request from I-COGC, Hughes shall submit a proposal to I-COGC for the provision of launch insurance for the Launch Services provided herein. Such proposal shall assume that the launch insurance shall be obtained by Hughes on behalf of I-COGC and that I-COGC shall be the named insured. The written request from I-COGC shall identify the Launch Services, the coverage timing and the coverage amounts of such launch insurance policy. Any Hughes proposal shall be based upon the actual launch insurance cost to Hughes and shall include
        an additional Management Services fee equal to   *   of the actual
        launch insurance cost. I-COGC shall notify Hughes whether it accepts or rejects any Hughes proposal within thirty (30) Days of receipt of such proposal or by the offer validity date provided by the relevant insurance underwriters, whichever is sooner. For the purposes of this Paragraph, launch insurance may also include any relaunch, repayment or other type of insurance program offered by any Launch Service Provider.

33.2 Additional Launch Services. At any point in time, I-COGC may request Hughes to provide additional Launch Services under any Longterm Launch Service Agreement. Any such request by I-COGC shall identify the required Launch Period, preferred Launch Service Provider and Satellite to be launched. Hughes shall provide a written proposal to I-COGC within fifteen (15) calendar Days of receipt of such request. Any Hughes proposal shall be subject to and conditional upon: i) the existence and terms of a Longterm Launch Service Agreement with the Launch Service Provider identified in such I-COGC request as of the later of the date of (a) the relevant ICOGC request or (b) the Launch Service option exercise; ii) compliance with the scheduling constraints specified in
        ARTICLE 3.3.3 herein; iii) the availability of the Launch Vehicle in the requested Launch Period, and iv) compliance with the Launch Service Fee and payment schedules specified in Tables 4 and 5 of ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS. For the avoidance of doubt, if Hughes has a launch opportunity available under a Longterm Launch Service Agreement, subject to the terms of this ARTICLE 33.2, Hughes shall allow I-COGC to purchase such launch opportunity to Launch an optional Satellite.


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.


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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No. ICOO/95-1003/YW
--------------------------------------------------------------------------------

ARTICLE 34 LIMITATION OF LIABILITY

34.1 In no event shall either Party be liable to the other Party or its Associates or customers under or in connection with this Contract under any theory of contract, tort, negligence, strict liability or any other legal or equitable theory or otherwise for special, collateral, punitive, exemplary, consequential, indirect and/or incidental damages (including but not limited to lost revenues, loss of goodwill, loss of savings, loss of use, interruptions of business and claims of either Party or for any other form of economic loss), except as expressly provided in this Contract. It is the intent of the Parties that the public interest is not involved in the subject matter of this Contract.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No. ICOO/95-1003/YW
--------------------------------------------------------------------------------

ARTICLE 35 MISCELLANEOUS

35.1 Disclaimer of Agency. None of the provisions of this Contract shall be construed to mean that either Party hereto is appointed or is in any way authorized to act as an agent of the other Party. This Contract does not constitute, create, give effect to, or otherwise recognize a joint venture, partnership or formal business organization of any kind, and the rights and obligations of the Parties shall be limited to those expressly set forth herein.

35.2 Waiver of Breach of Contract. A waiver of any breach of a provision hereof shall not be binding upon either Party unless the waiver is in writing and such waiver shall not affect the rights of the Party not in breach with respect to any other or future breach. No failure or delay by any Party or time or indulgence given by it in or before exercising any remedy or right under or in relation to this Contract shall operate as a waiver of the same nor shall any single or partial exercise of any remedy or right preclude any further exercise of the same or the exercise of any other remedy or right.

35.3 Term of Contract. This Contract shall remain in full force and effect as long as either Party is or may be required to perform any obligation pursuant to this Contract.

35.4 Language. With respect to all correspondence relating to this Contract and to all material, including labels and markings of equipment, submitted by Hughes hereunder, the English language and U.S. units of measure, or unit(s) of measure utilized by a Launch Service Provider shall be used. Controlling language for this Contract shall therefore be the English language.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No. ICOO/95-1003/YW
--------------------------------------------------------------------------------

35.5 Key Personnel. Hughes agrees that the following individuals are necessary for the successful completion of the Management Services and Launch Services to be performed under this Contract and shall not be removed from the performance of these services without the consent of I-COGC, which consent shall not be unreasonably withheld. In the event that these personnel become unavailable for any reason and consent is given, Hughes shall select suitable replacement personnel who possess comparable levels of experience, qualifications and ability. Notwithstanding its role in approving key personnel and their replacements, I-COGC shall have no supervisory control over their work, and nothing in this ARTICLE shall relieve Hughes of any of its obligations under this Contract, or of its responsibility for any acts or omissions of its personnel.


          Name           Title
          ----           -----
          J. Perkins     Vice-President, Launch Services Acquisition & Risk Management
          G. Dutcher     Program Manager

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No. ICOO/95-1003/YW
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, this Contract has been issued in two counterparts and signed in the city of Brussels, Belgium on behalf of I-COGC and Hughes by persons authorized on their behalf.

HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC.


By:
   -------------------------------
               (Signature)

Name:
     -----------------------------

Title:
      ----------------------------


I-CO GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED


By:
   -------------------------------
               (Signature)

Name:
     -----------------------------

Title:
      ----------------------------

                        Contract Number: ICOO/95-1003/YW



                           LAUNCH SERVICES SUPPLY AND

                               MANAGEMENT CONTRACT


                  --------------------------------------------

                                   Exhibit A
                               STATEMENT OF WORK


                  --------------------------------------------


                                 7 December 1995

I-CO Global Communications                  Hughes Space &
(Operations) Limited                        Communications International,
                                            Inc.

---------------------------                 --------------------------------
Olof Lundberg                               Gerald L. Dutcher
Chief Executive Officer                     Executive Vice President

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS



1       MANAGEMENT SERVICES PROVIDED FOR I-COGC GLOBAL COMMUNICATIONS
        (OPERATIONS) LIMITED (I-COGC)  ........................................  1

1.1     Scope..................................................................  1

1.2     Applicable Documents...................................................  1

2       DESCRIPTION OF WORK....................................................  2

2.1     Launch Service Provider Selection And Turn-On..........................  2

2.1.1   Launch Schedules.......................................................  2

2.1.2   Launch Agreements......................................................  2

2.2     Post Launch Service Provider Contract Award............................  2

2.2.1   Management Activities..................................................  2

2.2.1.1 Progress and Technical Meetings........................................  3

2.2.2   Selection of Launch Slot and Launch Date...............................  3

2.2.3   Satellite/Launch Vehicle Technical Activities..........................  3

2.2.4   Documentation..........................................................  4

2.2.5   Launch Vehicle Acceptance .............................................  4

2.2.6   Mission Director.......................................................  5

3       REPORTING..............................................................  6

4       RESERVED...............................................................  7

5       LOGO...................................................................  8

6       LAUNCH CAMPAIGN ACCOMMODATION AND FACILITIES...........................  9

7       PRODUCT ASSURANCE ACTIVITIES & SAFETY..................................  10

7.1     Launch Vehicle Qualification...........................................  10

7.2     Launch Vehicle Failure Reviews.........................................  10

7.3     Requests for Deviation/Waiver..........................................  10

8       PAYLOAD PROCESSING FACILITIES AND SERVICES.............................  11

9       MISSION INTEGRATION....................................................  12

10      POST MISSION SUPPORT SERVICES..........................................  13

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------

1       MANAGEMENT SERVICES PROVIDED FOR I-COGC GLOBAL
        COMMUNICATIONS (OPERATIONS) LIMITED (I-COGC)


1.1 Scope. This Statement of Work defines the Management Services to be provided by Hughes Space and Communications International, Inc., (Hughes) to I-COGC for the supply of Launch Services and the overall management of the Launch Service Agreements for Launch of I-COGC's twelve (12) Satellites. Hughes shall assume all day-to-day management activities relative to the procurement of Launch Services.

1.2 Applicable Documents. Satellite Contract Between Hughes Space and Communications International, Inc. and I-COGC Global Communications (Operations) Limited, dated 3 October 1995, Contract Number ICOO/95-1002/NR.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------


2       DESCRIPTION OF WORK

2.1 Launch Service Provider Selection And Turn-On. Hughes shall ensure that the contract provisions with the Launch Service Providers enable Hughes to meet the requirements defined in this Statement of Work, and are fully consistent with the Satellite design, Designated Launch Site processing and mission requirements.


        2.1.1. Launch Schedules. Hughes shall schedule each of the respective Satellite Launches with a Launch Service Provider in sufficient time to assure that the scheduling requirements of the Contract are satisfied. Hughes shall provide alternate Launch risk management plans in the event scheduling problems develop.


        2.1.2 Launch Agreements. Launch Services via Long Term Launch Service Agreements shall be employed to satisfy the terms of this Contract, or at I-COGC's direction, Hughes shall develop, in conjunction with I-COGC, the appropriate and necessary Request For Proposal (RFP) documentation (when necessary), consistent with the requirements, terms and conditions of this Contract and the Satellite Contract to enable the competitive solicitation of bids from alternate Launch Service Providers.


                Hughes shall manage this program so as to minimize the impact of any Launch Service Provider substitution.


2.2     Post Launch Service Provider Contract Award


        2.2.1 Management Activities. After Launch Service Provider turn-on or award of a Launch Service Agreement, Hughes shall provide all appropriate management and technical services to support the Satellite to Launch Vehicle interface activities and shall be responsible for all Contract management functions, including but not limited to:

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------


                - Negotiation of contract changes

                - Management and tracking of program milestones

                - Coordination of data/information exchanges, and

                - Data approvals as required by the Launch Service Agreement

        2.2.1.1 Progress and Technical Meetings. Regular progress meetings shall be conducted as necessary with the Launch Service Providers to which I-COGC shall be invited. As a minimum these will be held at quarterly intervals and may be combined with technical interface meetings for expediency.


        2.2.2 Selection of Launch Slot and Launch Date. Hughes shall coordinate the development of the Launch Service Master Phasing Schedule and monitor progress against major milestones.


                Hughes shall coordinate with I-COGC the selection of the relevant Launch Slot and Launch Date consistent with the schedule established by I-COGC requirements. Hughes shall initiate discussion with I-COGC at least thirty (30) calendar Days prior to the determination dates for the establishment of the Launch Slot and Launch Date.


        2.2.3 Satellite/Launch Vehicle Technical Activities. Hughes shall coordinate the overall schedule for the Launch Services and content of meetings and major reviews throughout the Satellite/Launch Vehicle integration process.

                Hughes shall coordinate the Launch Vehicle and Satellite integration process and provide the management interface to ensure that technical requirements, data and analyses are established and coordinated between the engineering staffs of the Satellite Program Office and the Launch Service Provider.

                Hughes shall maintain and report the status of all action items generated from the above meetings and coordinate their resolution.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------


        2.2.4 Documentation. Hughes shall review and provide I-COGC all documentation, analyses and reports prepared under this Contract, in accordance with the applicable Launch Service Agreement, which are required to successfully complete the integration process. These may include, but are not limited to:

                -     Interface Control Documents
                -     Coupled Loads Analysis
                -     Thermal Analysis
                -     Integration and Mission Analyses
                -     Launch Operations and Safety Planning
                -     Separation analysis
                -     Venting analysis
                -     Clearance analysis
                -     Launch operations and safety documents
                - Payload matchmates and separation shock tests when required.
                -     Trajectory, Guidance Targeting, Accuracy analysis and
                      associated orbit characteristics and dispersion
                -     Launch Vehicle contamination and cleanliness analysis
                -     Launch Failure Reports, if applicable

        2.2.5 Launch Vehicle Acceptance. Hughes shall monitor all work in progress and the final acceptance of the Launch Vehicle in accordance with the applicable Launch Service Agreement. This shall include, but is not limited to:

                - review of progress reports submitted by the relevant Launch Service Provider
                -     attending major reviews
                -     tracking problem resolutions

        2.2.6   Mission Director

                Hughes shall act in the capacity of Mission Director (i.e., the individual responsible for providing the Satellite status during the Launch campaign and the final go/no-go decision for Launch to the Launch Service Provider) for I-COGC during the Launch.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------

3.0     REPORTING

        Hughes shall provide I-COGC with full visibility of Contract and technical actions by providing a monthly progress report to the I-COGC resident team. The format of this report shall be jointly agreed upon by I-COGC and Hughes and shall be adjusted over the life of the program as necessary.

        Hughes shall inform I-COGC, or its designated representative, of the date and time of all significant meetings (i.e. Preliminary Design Reviews, Critical Design Reviews, Management Review Meetings, etc.), and I-COGC personnel or their designated representative, as they choose, may attend any of the meetings held with the Launch Service Provider and/or the Satellite manufacturer. This attendance shall be limited to three
        (3) I-COGC personnel. Additional I-COGC personnel may attend as mutually agreed upon by I-COGC, Hughes and the Launch Service Provider.

        Hughes shall notify I-COGC promptly, initially either in person or by telephone and then shall confirm in writing within seven (7) Days, of any material event, circumstance, or development which the Hughes Mission Manager reasonably believes will affect (a) the quality of any Launch Vehicle or component part thereof or any services or data and documentation to be provided herein, or (b) the Launch Schedule(s) herein. Notifications made pursuant to this Paragraph are intended to supplement but not replace information available or provided to I-COGC pursuant to this Article.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------

4.0       RESERVED


          [ILLEGIBLE]

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------

5.0     LOGO

        The Launch Service Provider shall include provision for the inclusion of the I-COGC logo on each Launch Vehicle fairing. I-COGC shall supply final details of the logo no later than Launch minus twelve Months (2-12) for the first Launch on each type of Launch Vehicle (i.e. Atlas IIA, Proton, Delta III, Zenit, etc.).

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------


6.0     LAUNCH CAMPAIGN ACCOMMODATION AND FACILITIES

        Hughes shall assure that the Launch Service Providers will make available office space for up to three (3) I-COGC residents and/or representatives at the Launch Service Provider's Satellite processing and Designated Launch Site facility, for the duration of the Satellite Launch campaign. These facilities shall be co-located with those of the Hughes Launch support team. Appropriate telephone, fax, copying and other general office facilities shall be provided. I-COGC shall have full access to all appropriate data and monitoring facilities at the Designated Launch Site which are available to the Hughes Launch team.

        In the case of Proton or Zenit Launches where commercially available off-base housing, transport and general living facilities are not available, Hughes shall, if requested, arrange to supply these to the I-COGC personnel in the same manner provided to its own Launch team. All charges, if any, incurred by Hughes for the provision of these living facilities, food and transportation shall be billed to I-COGC.

        Note: i For Launches conducted in Baikonur, there is a charge of between $115.00 US and $135.00 US (depending on the year of the Launch) for lodging and all food service per person per day. A charge of $900.00 US per person is levied for round trip transportation from Moscow to the Baikonur Launch Site and all associated ground transportation.

             ii For Zenit Launches transportation for I-COGC personnel to Long
                Beach, California, and/or any other point of debarkation of the command and control ship or any air transportation, or surface ship transport to the command and control ship at sea, shall be borne by I-COGC. Any cost for I-COGC personnel's lodging, meals, transportation and recreation, while on board the command and control ship, shall be borne by I-COGC, but shall not to exceed $200.00 US per day per person. If Hughes is not charged for lodging, meals and transportation while on board the command and control ship, no cost will be passed to I-COGC.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------


7.0     PRODUCT ASSURANCE ACTIVITIES & SAFETY

        7.1 Launch Vehicle Qualification. Hughes shall ensure that the Launch Service Provider clearly indicates the qualification status of the Launch Vehicle and assures that any new, modified or mission peculiar items have been qualified. All items falling into this category shall be highlighted to I-COGC.

        7.2 Launch Vehicle Failure Reviews. Hughes shall ensure that I-COGC is appropriately involved in any Launch Vehicle failure review board activities relevant to I-COGC Launch Vehicle hardware or which may impact the ability of the Launch Service Provider to deliver on time. The level of involvement will vary. However any failure occurring shortly and in particularly immediately before a planned I-COGC Launch shall include full disclosure and participation rights.

        7.3 Requests for Deviation/Waiver. All Launch Service Provider deviations/waivers affecting key performance margins, interface control documents or mission requirements shall be promptly submitted to I-COGC for review.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------

8.0     PAYLOAD PROCESSING FACILITIES AND SERVICES


        Hughes shall be responsible for arranging all necessary payload processing facilities and services required to safely and efficiently support Satellite payload processing at the Designated Launch Site, including any Satellite test activities.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------

9.0     MISSION INTEGRATION


        Hughes shall, as a minimum, conduct the following mission reviews and meetings with the Launch Service Provider, to which I-COGC personnel shall be invited:


        -       Technical Working Groups (as needed).

        - Preliminary and Critical Mission Peculiar Design Reviews (typically only held once per Launch).

        - Ground Operations Readiness Reviews (typically at L-12 and L-6 months).

        -       Launch Vehicle Readiness Review (typically 2 days before each
                Launch)

        -       Launch Readiness Review (typically 1 day before each Launch)

        - Launch Vehicle quality and/or systems reviews if provided by Launch Service Providers.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT A

Contract No: ICOO/95-1003/YW                                  STATEMENT OF WORK
--------------------------------------------------------------------------------

10.0    POST MISSION SUPPORT SERVICES

        Hughes shall provide all necessary post mission support services. These shall include but are not limited to:


        - Satellite orbit and attitude data at separation, within 45 minutes of separation.

        - Post Launch evaluation report (Satellite flight environment and separation assessment) from Launch Vehicle telemetry.

                                                       1 JULY 1996 - AMENDMENT 1

                                                                        4.7.2.6a


                        CONTRACT NUMBER: ICOO/95-1003/YW



                           LAUNCH SERVICES SUPPLY AND
                               MANAGEMENT CONTRACT


                            -------------------------

                                    EXHIBIT F

                             MILESTONE PAYMENT PLAN

                            -------------------------


                                7 DECEMBER 1995

              * [EXHIBIT F AMENDMENT 1 TOTAL OF 7 PAGES HAVE BEEN REDACTED]


              * Confidential Treatment Requested and the Redacted Material has
                been separately filed with the Commission.

                                        *

                                        *

                                        *

                                        *

                                        *

                                        *

                        CONTRACT NUMBER: ICOO/95-1003/YW



                           LAUNCH SERVICES SUPPLY AND

                               MANAGEMENT CONTRACT


                  --------------------------------------------

                                    EXHIBIT G
                                I-COGC GUARANTEE


                  --------------------------------------------


                                 7 December 1995

I-CO Global Communications                  Hughes Space &
(Operations) Limited                        Communications International,
                                            Inc.

---------------------------                 --------------------------------
Olof Lundberg                               Gerald L. Dutcher
Chief Executive Officer                     Executive Vice President

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT G

Contract No: ICOO/95-1003/YW                                    I-COGC GUARANTEE
--------------------------------------------------------------------------------

1. In consideration of Hughes Space and Communications International, Inc ("Hughes" entering into a contract with I-CO Global Communications (Operations) Limited ("I-COGC") for the supply of launch services and the management thereof for the I-CO Program dated 7 December, 1995 (as such contract may be amended, varied, extended, renewed or supplemented from time to time, the "Launch Vehicle Contract" and expressions defined in the Launch Vehicle Contract shall have the same meanings in this Guarantee) and for sufficient consideration (receipt whereof the Guarantor hereby acknowledges) I-CO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (the "Guarantor") hereby unconditionally guarantees the payment on the due date of all sums payable now or in the future to Hughes by I-COGC under the Launch Vehicle Contract when and as the same become due and the full, prompt and complete performance by I-COGC of all its obligations under the Launch Vehicle Contract.


2. The Guarantor hereby unconditionally and irrevocably agrees as a separate, continuing and primary obligation to indemnify Hughes on demand should any amount due under Clause 1 not be recoverable from the Guarantor on the basis of a guarantee for any reason whatsoever.


3. The Guarantor's obligations under this Guarantee shall be subject to all the relevant terms and conditions of the Launch Vehicle Contract and nothing in this Guarantee shall constitute a waiver by I-COGC or the Guarantor of any defense, claim or counterclaim available to I-COGC under the Launch Vehicle Contract or otherwise. Subject to paragraph 2 above, the Guarantor's sole obligation under this Guarantee shall be as guarantor of the obligations of I-COGC under the Launch Vehicle Contract, subject to all of the limitations an such obligations which are provided for in such Launch Vehicle Contract or under applicable law except for such limitations as may arise in law as a result of bankruptcy, insolvency or reorganisation proceedings relating to I-COGC. The Guarantor hereby acknowledges that its liability as Guarantor under this Guarantee shall not be discharged or impaired in any way by:

        (a) any compromise or release of or abstention from perfecting or enforcing any right or remedy against I-COGC or any other person; or

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT G

Contract No: ICOO/95-1003/YW                                    I-COGC GUARANTEE
--------------------------------------------------------------------------------


        (b) any release of or granting of time to I-COGC or any other indulgence, waiver, consent or concession being granted at any time to I-COGC or any other person; or

        (c) any other act, omission, dealing, matter or thing whatsoever (including, without limitation, any change in the memorandum or articles of association (or their equivalent) of I-COGC, or any irregularity, unenforceability or invalidity of any obligations of I-COGC under the Launch Vehicle Contract or the liquidation, dissolution, reconstruction, amalgamation or bankruptcy of I-COGC or any other change in the corporate relationship between the Guarantor and I-COGC including any merger, consolidation or sale of assets of I-COGC; or

        (d) any legal limitation, disability, incapacity or other circumstances relating to I-COGC or any other person or any amendment to or extension or variation of the terms of the Launch Vehicle Contract or any other document referred to in the Launch Vehicle Contract.

4. The Guarantor hereby declares and agrees that this Guarantee shall be held by Hughes as a continuing security and shall not be satisfied by any intermediate payment or satisfaction of any part of the obligations hereby guaranteed and shall remain in full force and effect until all the obligations of I-COGC under the Launch Vehicle Contract have been performed and all sums payable by I-COGC under the Launch Vehicle Contract have been fully paid and discharged in full in each case in accordance with the Launch Vehicle Contract and subject to all the provisions therein contained.

5. This Guarantee shall be in addition to, and not in substitution for, any other rights which Hughes may now or hereafter have under or by virtue of any guarantee or security or agreement or any lien or by operation of law or under any collateral or other security now or hereafter held by Hughes or to which Hughes may be entitled.


6. Any release, compromise or discharge of the obligations of the Guarantor under this Guarantee shall be deemed to be made subject to the condition that it will be void if any payment or security which Hughes may receive or have received is set aside or proves invalid for whatever reason.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT G

Contract No: ICOO/95-1003/YW                                    I-COGC GUARANTEE
--------------------------------------------------------------------------------

7. All payments to be made by the Guarantor to Hughes under this Guarantee shall be made on the due date in United States Dollars and in cleared funds and to such account as Hughes shall specify and shall be made free and clear of, and without deduction for or on account of, any present or future taxation, unless the Guarantor is required by law or regulation to make payment subject to any taxation, in which event such payment shall be increased by such amount as may be necessary to ensure that Hughes receives a net amount, which, after deducting or withholding such taxation, is equal to the full amount which Hughes would have received had such payment not been subject to such taxation.


8. The Guarantor shall be subrogated to the rights of Hughes against I-COGC in respect of any amounts paid by the Guarantor to Hughes pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation, or any related claim for exoneration, indemnification or reimbursement that the Guarantor may now have or hereafter acquire against I-COGC in any way related to or arising from the obligations of I-COGC under the Launch Vehicle Contract, until such obligations or, as the case may be the relevant part thereof, shall have been paid and performed in accordance with the terms and conditions of the Launch Vehicle Contract.


9. In addition to the liability otherwise assumed in this Guarantee, the Guarantor shall immediately reimburse Hughes for all costs and expenses, including all reasonable legal fees and costs, incurred by Hughes in the collection or enforcement of any liability under this Guarantee. However, if the Guarantor is the prevailing party in any proceedings to collect or enforce any liability under this Guarantee, Hughes agrees that it shall immediately reimburse the Guarantor for all costs and expenses, including all reasonable legal fees and costs, which the Guarantor may incur in connection with any such proceedings, and the Guarantor shall have no liability to Hughes under the preceding sentence in this paragraph 9 in any such proceeding.

10. This Guarantee and any provision hereof may be waived, amended, modified or supplemented as between Hughes and the Guarantor only by an agreement or instrument in writing executed by the Guarantor and Hughes.

11. Any notice, demand or other communication required or permitted to be made

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT G

Contract No: ICOO/95-1003/YW                                    I-COGC GUARANTEE
--------------------------------------------------------------------------------


        hereunder shall be in writing and signed by or an behalf of the person giving it. Except in the case of personal service, any notice shall be sent or delivered to the party to be served at the address or to the facsimile number set out below and if a person or officer is named for the purpose, the notice shall be marked for his attention. Any alteration in such details shall, to have effect, be notified to the other parties in accordance with this clause.


12.     Service of a notice must be effective by one of the following methods:

        12.2.1 personally on the Chief Executive Officer or the Company Secretary of either party and shall be treated as served at the time of such notice;

        12.2.2 by prepaid first class post (or by airmail if from one country to another) and shall be treated as served on the second (or if by airmail the fourth) Business Day after date of posting. In proving service it shall be sufficient to prove that the envelope containing the notice was correctly addressed, postage paid and posted; or

        12.2.3 by delivery of the notice through the letterbox of the party to be served or by sending it by facsimile and shall be treated as served on the first Business Day after the date of such delivery or sending. In proving service by facsimile it shall be sufficient to prove that the facsimile was preceded by the answerback code of the party to whom it was sent.

A.      In respect of the Guarantor, to:


                        I-CO Global Communications (Holdings) Limited c/o I-CO Services Limited
                        1 Queen Caroline Street
                        London W6 9BN
                        Telephone: (181 600-1000)
                        Facsimile: (181 600-1199)
                        Attention:    Olof Lundberg

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT G

Contract No: ICOO/95-1003/YW                                    I-COGC GUARANTEE
--------------------------------------------------------------------------------


B.      In respect of Hughes, to:

               Hughes Space and Communications International, Inc
               Bldg. S24, M/S D545
               Post Office Box 92919, Airport Station
               Los Angeles, California 90009
               Telephone (310) 364-5729
               Facsimile (310) 364-9644
               Attention: Dennis R. Beeson
                          Manager, Contracts

13. This Guarantee shall be governed by, and construed in accordance with English law. The provisions of Article 30 of the Launch Vehicle COntract (Disputes and Arbitration) shall apply mutatis mutandis to this Guarantee.



Dated      day of December, 1995




----------------------------------------
FOR AND ON BEHALF OF
I-CO GLOBAL COMMUNICATIONS
(HOLDINGS) LIMITED





----------------------------------------
FOR AND ON BEHALF OF
HUGHES SPACE AND COMMUNICATIONS
INTERNATIONAL, INC

                        Contract Number: ICOO/95-1003/YW



                           LAUNCH SERVICES SUPPLY AND
                              MANAGEMENT CONTRACT




                                    EXHIBIT H

                                HUGHES GUARANTEE






                                7 DECEMBER 1995






I-CO Global Communications                       Hughes Space &
(Operations) Limited                             Communications International,
                                                 Inc.



---------------------------------                ------------------------------
Olof Lundberg                                    Gerald L. Dutcher
Chief Executive Officer                          Executive Vice President

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                        EXHIBIT H

Contract No: ICOO/95-1003/YW                                   HUGHES GUARANTEE
--------------------------------------------------------------------------------



GUARANTEE AGREEMENT ("Guarantee") dated as of December _____, 1995, between HUGHES ELECTRONICS CORPORATION, a Delaware corporation ("Guarantor") and I-CO GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED, a company incorporated in the Cayman Islands as an Exempted Company having its registered office at the Huntlaw Building, P.O. Box 1350, Fort Street, Georgetown, Grand Cayman, Cayman Islands ("Beneficiary").

For value received, and to induce Beneficiary to enter into that certain Contract for Launch Services Supply and Management, dated December __, 1995 (the "Contract") with HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation and an indirect wholly-owned subsidiary of Guarantor ("Obligor"), Guarantor agrees with Beneficiary as follows:

1. Guarantee. Guarantor undertakes and guarantees the full, prompt and complete performance by Obligor of all its obligations under the Contract and the due and punctual payment of all sums which are payable by the Obligor to the Beneficiary under the Contract when the same shall become due and undertakes with the Beneficiary that if the Obligor shall default in the payment of any sum which is due and payable to Beneficiary under the Contract, the Guarantor shall pay such sum to Beneficiary, within ten (10) days after demand in writing by Beneficiary. Guarantor's obligations to Beneficiary under this Guarantee shall in each case be subject to all the relevant terms and conditions of the Contract and applicable law and nothing in this Guarantee shall be deemed to constitute a waiver by the Obligor or the Guarantor of any defense, claim or counterclaim available to the Obligor under the Contract or under applicable law. Subject to paragraph 2 below, Guarantor's sole obligation to Beneficiary under this Guarantee shall be as guarantor of the obligations of Obligor under the Contract, subject to all of the limitations on such obligations which are provided for in such Contract or under applicable law (except for such limitations as may arise as the result of a bankruptcy, insolvency or reorganization proceeding of Obligor).

2. The Guarantor hereby unconditionally and irrevocably agrees as a separate, continuing and primary obligation to indemnify the Beneficiary on demand should any amount due under Clause 1 not be recoverable from the Guarantor on the basis of a guarantee for any reason whatsoever.

3. Continuing Guarantee. The Guarantee in paragraph 1 is a continuing guarantee and shall remain in force until all obligations of the Obligor under the Contract have been fully performed and all sums payable by the Obligor have been fully paid, in each case in accordance with the Contract and subject to all the provisions therein contained.

4. Waivers of Notice, etc. The obligations of the Guarantor under this Guarantee shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to release or otherwise exonerate the Guarantor from its obligations or affect such obligations including without limitation and whether or not known to Guarantor:

        (a) any time, indulgence, waiver or consent at any time given to the Obligor or any other person;

        (b) any compromise or release of or abstention from perfecting or enforcing any right or remedy against the Obligor or any other person;

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                        EXHIBIT H

Contract No: ICOO/95-1003/YW                                   HUGHES GUARANTEE
--------------------------------------------------------------------------------



        (c) any legal limitation, disability, incapacity or other circumstance relating to Obligor or any other person or any amendment to or variation of the terms of the Contract or any other document referred to in the Contract;

        (d) any change in the corporate relationship between the Obligor and Guarantor, including any merger, consolidation or sale of assets of Obligor; and

        (e) any irregularity, unenforceability or invalidity of any obligations of the Obligor under the Contract or the dissolution, reconstruction or insolvency of the Obligor.

5. No Waiver by Beneficiary. No failure on the part of the Beneficiary, or delay by Beneficiary, in exercising any right under or with respect to this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of Beneficiary under or with respect to this Guarantee or the Contract.

6. Any release, compromise or discharge of the obligations of the Guarantor under this Guarantee shall be deemed to be made subject to the condition that it will be void if any payment or security which the Beneficiary may receive or have received is set aside or proves invalid for whatever reason.

7. All payments to be made by the Guarantor to the Beneficiary under this Guarantee shall be made on the due date in United States Dollars and in cleared funds and to such accounts as the Beneficiary shall specify and shall be made free and clear of, and without deduction for or on account of, any present or future taxation, unless the Guarantor is required by law or regulation to make payment subject to any taxation, in which event such payment shall be increased by such amount as may be necessary to ensure that the Beneficiary receives a net amount, which, after deducting or withholding such taxation, is equal to the full amount which the Beneficiary would have received had such payment not been subject to such taxation.

8. Right of Subrogation. Guarantor shall be subrogated to the Rights of the Beneficiary against Obligor in respect of any amounts paid by Guarantor to Beneficiary pursuant to the provisions of this Guarantee; provided, however, that Guarantor shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation, or any related claim for exoneration, indemnification or reimbursement that Guarantor may now have or hereafter acquire against Obligor in any way related to or arising from the obligations of Obligor under the Contract, until all such obligations shall have been paid and performed in accordance with the terms and conditions of the Contract or applicable law.

9. Attorneys' Fees and Costs. In addition to the liability otherwise assumed in this Guarantee, Guarantor agrees to forthwith reimburse Beneficiary for all costs and expenses, including all reasonable attorneys' fees and costs, incurred by Beneficiary in the collection or enforcement of any liability under this Guarantee. However, if Guarantor is the prevailing party in any proceeding to collect on or enforce any liability under this Guarantee, Beneficiary agrees to forthwith reimburse Guarantor for all costs and expenses, including all reasonable attorneys' fees and costs, which Guarantor may incur in connection with any such proceeding, and Guarantor shall have no liability to Beneficiary under the preceding sentence in this paragraph 6 in any such proceeding.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                        EXHIBIT H

Contract No: ICOO/95-1003/YW                                   HUGHES GUARANTEE
--------------------------------------------------------------------------------



10. Amendments. This Guarantee and any provision hereof may be waived, amended, modified or supplemented as between Beneficiary and Guarantor only by an agreement or instrument in writing executed by Guarantor and Beneficiary; and neither this Guarantee nor any provision hereof shall be varied, contradicted or explained by an oral agreement, course of dealing or performance, usage of trade or any other matter not set forth in an agreement or instrument in writing and executed as specked above.

11.     Notices.

        11.1 Any notice, demand or other communication required or permitted to be made hereunder shall be in writing and signed by or on behalf of the person giving it. Except in the case of personal service, any notice shall be sent or delivered to the party to be served at the address or to the facsimile number set out below and if a person or officer is named for the purpose, the notice shall be marked for his attention. Any alteration in such details shall, to have effect, be notified to the other parties in accordance with this clause.

        11.2 Service of a notice must be effective by one of the following methods:

                11.2.1 personally on the Chief Executive Officer or the Company Secretary of either party and shall be treated as served at the time of such notice;

                11.2.2 by prepaid first class post (or by airmail if from one country to another) and shall be treated as served on the second (or if by airmail the fourth) Business Day (as defined in the Contract) after date of posting. In proving service it shall be sufficient to prove that the envelope containing the notice was correctly addressed, postage paid and posted; or

                11.2.3 by delivery of the notice through the letterbox of the party to be served or by sending it by facsimile and shall be treated as served on the first Business Day after the date of such delivery or sending. In proving service by facsimile it shall be sufficient to prove that the facsimile was preceded by the answerback code of the party to whom it was sent.

                        A.      In respect of the Beneficiary, to:

                                ICO Global Communications (Operations) Ltd.
                                c/o I-CO Services Limited
                                1 Queen Caroline Street
                                London W69BN
                                United Kingdom
                                Telephone: (181) 600-1000
                                Facsimile: (181) 600-1199
                                Attention: Olof Lundberg

                        B.      In respect of the Guarantor, to:

                                Hughes Space and Communications
                                International, Inc.
                                Bldg. S24, Mail Station D545
                                Post Office Box 92919, Airport Station
                                Los Angeles, California 90009

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                        EXHIBIT H

Contract No: ICOO/95-1003/YW                                   HUGHES GUARANTEE
--------------------------------------------------------------------------------


                                Telephone: (310) 364-5729
                                Facsimile: (310) 364-9644
                                Attention: Dennis R. Beeson
                                           Manager, Contracts

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                        EXHIBIT H

Contract No: ICOO/95-1003/YW                                   HUGHES GUARANTEE
--------------------------------------------------------------------------------



12.     Applicable law and jurisdiction.

        12.1 This Guarantee shall be governed by and construed in accordance with the laws of England.

        12.2 The provisions of ARTICLE 30 (Disputes and Arbitration) of the Contract shall apply mutatis mutandis to this Guarantee.



Dated _____ day of December, 1995




                                --------------------------------------
                                for and on behalf of
                                I-CO GLOBAL COMMUNICATIONS
                                (OPERATIONS) LTD.


                                --------------------------------------
                                for and on behalf of
                                HUGHES ELECTRONICS
                                CORPORATION

                        CONTRACT NUMBER: ICOO/95-1003/YW





                           LAUNCH SERVICES SUPPLY AND

                               MANAGEMENT CONTRACT





                                   EXHIBIT I

                       TERMINATION LIABILITY CALCULATION




                                7 DECEMBER 1995







I-CO Global Communications                   Hughes Space &
(Operations) Limited                         Communications International, Inc.




---------------------------------            ----------------------------------
Olof Lundberg                                Gerald L. Dutcher
Chief Executive Officer                      Executive Vice President

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                        EXHIBIT I

CONTRACT NO: ICOO/95-1003/YW                  TERMINATION LIABILITY CALCULATION
-------------------------------------------------------------------------------



TABLE OF CONTENTS

1       Termination Calculations ...........................................    1

2       Termination Liabilities ............................................    2

2.1     Atlas IIA Termination Liability ....................................    2

        Delta-III Termination Liability ....................................    2

        Proton Termination Liability .......................................    3

        Zenit Termination Liability ........................................    3

2.2     Effect of Atlas Launch Service Postponement ........................    3

2.3     Effect of Sea Launch Launch Service Postponement ...................    4

2.4     Effect of Proton Launch Service Postponement .......................    4

2.5     Effect of Delta-III Launch Service Postponement ....................    4

2.6     Delta-III Termination Liability Mitigation .........................    5

2.7     Alternate Launch Service Provider(s) ...............................    6



-------------------------------------------------------------------------------

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                        EXHIBIT I

CONTRACT NO: ICOO/95-1003/YW                  TERMINATION LIABILITY CALCULATION
-------------------------------------------------------------------------------



1       TERMINATION CALCULATIONS

        CALCULATION 1. If the Termination Liability in ARTICLE 17 of the Contract ("Termination Liability") is to be calculated in accordance with CALCULATION 1, then the Termination Liability of I-COGC to Hughes for each terminated Launch Service shall equal the amount derived from the formula below:

        -----------------------------------------------------------------------
        Launch Service Cost x the relevant Termination Liability Percentage defined herein
        -----------------------------------------------------------------------
        CALCULATION 2. If the Termination Liability in ARTICLE 17 of the Contract is to be calculated in accordance with CALCULATION 2, then the Termination Liability of I-COGC to Hughes for each terminated Launch Service shall equal the amount derived from the applicable formula below:

        1)      For each Launch Service provided via a Longterm Launch Service
                Agreement:

                                        *


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.


        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         PAGE 1

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                        EXHIBIT I

CONTRACT NO: ICOO/95-1003/YW                  TERMINATION LIABILITY CALCULATION
-------------------------------------------------------------------------------



2.      TERMINATION LIABILITIES

2.1 Termination Liabilities for each terminated Launch Service provided via a longterm Launch Services Agreement shall be as follows:


                        ATLAS IIA Termination liability


                                        *


                        Delta-III Termination Liability


                                        *


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

-------------------------------------------------------------------------------

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                        EXHIBIT I

CONTRACT NO: ICOO/95-1003/YW                  TERMINATION LIABILITY CALCULATION
-------------------------------------------------------------------------------


                                        *

                          Zenit Termination Liability



                                        *


2.2 Effect of Atlas Launch Service Postponement. In the event that the Atlas Launch Service Provider declares a delay to the Launch Slot or Launch Period, the revised Launch Period as agreed between Hughes and the Atlas Launch Service Provider shall be used for the purpose of determining the appropriate percentage to utilize in calculating the applicable termination charge. In the event that Hughes or I-COGC declare a delay to the Launch Period or Launch Slot, the Launch Period or Launch Slot in effect prior to the declaration of delay shall be used for the purpose of determining the appropriate percentage to utilize in calculating the applicable termination charge.


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                        EXHIBIT I

CONTRACT NO: ICOO/95-1003/YW                  TERMINATION LIABILITY CALCULATION
-------------------------------------------------------------------------------


2.3. Effect of Sea Launch Service Postponement. If Sea Launch declares or experiences a postponement for any Launch Service, the revised Launch Period, Launch Slot or Launch Date (as applicable) shall be used for the purpose of determining the appropriate percentage to utilize in calculating the Termination Liability for the postponed Launch Service(s). In the event that Hughes or I-COGC declares a delay to a Zenit Launch Service, (i) the Termination Liability value for the postponed Launch Service, as of the date of postponement, shall be calculated utilizing the applicable table above and shall remain constant (i.e. not increase) during the applicable postponement period; and (ii) upon conclusion of the postponement period, the Termination Liability for the postponed Launch Service shall again increase based upon the applicable Termination Liability table above and the revised Launch Period, Launch Slot or Launch Date (as applicable) as agreed between Hughes and the Zenit Launch Service Provider.

2.4 Effect of Proton Launch Service Postponement. If the Proton Launch Service Provider declares or experiences a postponement for any Launch Service, the revised Launch Period, Launch Slot or Launch Date (as applicable) shall be used for the purpose of determining the appropriate percentage to utilize in calculating the Termination Liability for the postponed Launch Service(s). In the event that Hughes or I-COGC declares a delay to a Proton Launch Service, (i) the Termination Liability value for the postponed Launch Service, as of the date of postponement, shall be calculated utilizing the applicable table above and shall remain constant (i.e. not increase) during the applicable postponement period; and (ii) upon conclusion of the postponement period, the Termination Liability for the postponed Launch Service shall again increase based upon the applicable Termination Liability table above and the revised Launch Period, Launch Slot or Launch Date (as applicable) as agreed between Hughes and the Proton Launch Service Provider.

2.5 Effect of Delta-III Launch Service Postponement, If the Delta-III Launch Service Provider declares or experiences a postponement for any Launch Service, the revised Launch Period, Launch Slot or Launch Date (as applicable) shall be used for the purpose of determining the appropriate percentage to utilize in calculating the Termination Liability for the postponed Launch Service(s).


-------------------------------------------------------------------------------

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                        EXHIBIT I

CONTRACT NO: ICOO/95-1003/YW                  TERMINATION LIABILITY CALCULATION
-------------------------------------------------------------------------------


In the event that Hughes or I-COGC declares a delay to a Delta-III Launch Service prior to Launch minus 24 months, i) the Termination Liability value for the postponed Launch Service, as of the date of postponement, shall be calculated utilizing the applicable table above and shall remain constant (i.e. not increase) during the applicable postponement period; and ii) upon conclusion of the postponement period, the Termination Liability for the postponed Launch Service shall again increase based upon the applicable Termination Liability table above and the revised Launch Semester as agreed between Hughes and the Delta-III Launch Service Provider. In the event that Hughes or I-COGC declare a delay to a Delta-III Launch Service after Launch minus 24 months, the Launch Period or Launch Slot in effect prior to the declaration of delay shall be used for the purpose of determining the appropriate percentage to utilize in calculating the applicable termination charge.

2.6 Delta-III Termination Liability Mitigation. If any Delta-III Launch Service is terminated by I-COGC for convenience, then I-COGC shall be entitled to receive an equitable adjustment to the Termination Liability amount if any Hardware (for the purposes of this Paragraph, Hardware is defined as the affected Launch Vehicles) or any portion thereof) is subsequently utilized for Launch Services for any third party customer of the Delta-III Launch Service Provider. Upon the transfer or utilization of any Hardware (as defined in EXHIBIT C) for a Launch Service for such third party customer, the Parties and the Delta-III Launch Service Provider shall negotiate in good faith to determine the amount of the applicable equitable adjustment. Such applicable equitable adjustment shall account for, via exclusion, the Launch Service Provider's reasonable costs, including but not limited to inventory carrying fees, unrecoverable costs, reasonable re-programming costs, and the Launch Service Provider's profit which would have been earned had the Launch Service not been terminated, for each terminated Launch. Any equitable adjustment shall be payable by the Launch Service Provider within thirty (30) days of the later of i) the completion of good faith negotiations between the Parties; or ii) the sale of the eleventh Delta III Launch Service by the Launch Service Provider, to any party, excluding any Launch terminated herein. Hughes shall forward to I-COGC any equitable adjustment value derived in accordance with this paragraph within five (5) Business Days of receipt of such amount from the Delta-III Launch Service Provider.


-------------------------------------------------------------------------------

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                        EXHIBIT I

CONTRACT NO: ICOO/95-1003/YW                  TERMINATION LIABILITY CALCULATION
-------------------------------------------------------------------------------


2.7 Alternate Launch Provider(s). Termination Liability percentages/amounts for Launch Services not provided via a Longterm Launch Service Agreement shall be incorporated into this EXHIBIT I upon the execution of a Launch Service Agreement between Hughes and the relevant Launch Service Provider (such agreement must be approved by I-COGC prior to execution).



-------------------------------------------------------------------------------

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT         1 JULY 1996 - AMENDMENT 1
                                                    CONTRACT NO: ICOO/95-1003/YW
-------------------------------------------------------------------------------


                         Contract Number: ICOO/95-1003/YW

                                   AMENDMENT 1




                           LAUNCH SERVICES SUPPLY AND

                              MANAGEMENT CONTRACT






                                     BETWEEN

                     ICO GLOBAL COMMUNICATIONS (OPERATIONS)

                                     LIMITED

                                       &

               HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC.

                                 7 December 1995

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT         1 JULY 1996 - AMENDMENT 1
                                                    CONTRACT NO: ICOO/95-1003/YW
-------------------------------------------------------------------------------


TABLE OF CONTENTS


 Article      Title
 -------      -----
   1          Definitions .......................................................   2

   2          Scope of Work .....................................................   8

   3          Launch Scheduling .................................................   9

   4          Contract Price, Payment and Adjustments ...........................  22

   5          Manifest Management ...............................................  31

   6          Reserved ..........................................................  32

   7          Permits and Licenses: Government Approvals ........................  33

   8          Launch Reviews ....................................................  35

   9          Title .............................................................  36

  10          Force Majeure .....................................................  37

  11          Reserved ..........................................................  39

  12          Access to Work in Progress and Data ...............................  40

  13          Indemnification ...................................................  41

  14          Warranty ..........................................................  43

  15          Risk to Satellite .................................................  44

  16          US Government Third Party indemnification .........................  45

  17          Termination .......................................................  46

  18          Data Rights .......................................................  54

  19          Reserved ..........................................................  55

  20          Rights in Inventions ..............................................  56

  21          Confidentiality ...................................................  57

  22          Interpretation ....................................................  60

  23          Publicity .........................................................  62

  24          Notices ...........................................................  63

  25          Integration .......................................................  65

  26          Assignment ........................................................  66

  27          Severability ......................................................  68

  28          Reserved ..........................................................  69

  29          Reserved ..........................................................  70

  30          Disputes and Arbitration ..........................................  71

  31          Reserved ..........................................................  72

  32          Replacement Launches ..............................................  73

  33          Options ...........................................................  74

  34          Limitation of Liability ...........................................  76

  35          Miscellaneous .....................................................  77



                                                                         PAGE i

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT         1 JULY 1996 - AMENDMENT 1
                                                    CONTRACT NO: ICOO/95-1003/YW
-------------------------------------------------------------------------------


THIS CONTRACT is effective as of the 7th Day of December, 1995.

BETWEEN:

ICO GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED, a company incorporated in the Cayman Islands as an Exempted Company having its registered office at the Huntlaw Building, P.O. Box 1350, Fort Street, Georgetown, Grand Cayman, Cayman Islands (hereinafter referred to as "ICOGC"); and

HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC., a company in incorporated under the laws of the State of Delaware, U.S.A., with a place of business in El Segundo California, (hereinafter referred to as "Hughes").

WHEREAS, ICOGC desires to procure Launch Services and Management Services in support of the twelve (12) Satellites procured under a separate but interrelated Satellite Contract dated 03 October 1995, No. ICOO/95-1002/NR; and

WHEREAS, Hughes desires to supply Launch Services and Management Services in accordance with the terms and conditions herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, and intending to be legally bound hereby, the Parties hereto agree as follows:

LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT         1 JULY 1996 - AMENDMENT 1
                                                    CONTRACT NO: ICOO/95-1003/YW
-------------------------------------------------------------------------------


ARTICLE 1 DEFINITIONS

In this Contract, unless the context otherwise requires, the following terms shall have the meaning stated hereunder:

A "Affiliate" means, with respect to a Party, any subsidiary or holding company (as determined by the Companies Act 1985 of Great Britain) at any tier of such Party.

B "Associate" means any individuals or legal entities, organized under public or private law, who shall, directly or indirectly, on behalf of or at the direction of either Party to this Contract fulfill any of the obligations undertaken by such Party in this Contract including, but without limitation, the Affiliates, Subcontractors, Consultants, employee officers, directors or agents of each of them and of each of the Parties. For the avoidance of doubt, Hughes in its role as a satellite supplier under the Satellite Contract shall not be deemed an Associate of ICOGC.

C "Business Day" means a Day on which ICOGC or Hughes is open for business excluding Saturdays, Sundays and public holidays.

D "Consultant(s)" means a person or organization identified to Hughes, which person is retained by ICOGC to provide ICOGC with technical advice and/or management services.

E "Contract" means this written instrument embodying the agreement between Hughes and ICOGC, including the EXHIBITS annexed hereto and made a part of this Contract, as may be varied in accordance with the provisions of this Contract.

F       "Contract Price" means the total amount expressed in this Contract
        ARTICLE 4 CONTRACT PRICE, PAYMENT AND ADJUSTMENTS, as may be varied in accordance with the provisions of this Contract.

G "Conversion" or "Convert" means for Delta-III and Zenit Launch Services, the right which Hughes has to convert a Firm Launch (as defined in EXHIBIT C or E) to an



                                                                          PAGE 2
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                                                    CONTRACT NO: ICOO/95-1003/YW
-------------------------------------------------------------------------------

        Optional Launch when a Firm Launch is postponed more than six (6) months beyond the relevant Launch Semester.

H "Day" means a continuous 24-hour period commencing at 24:00 Midnight (Greenwich Mean Time).

I "Designated Launch Site" means the launch facility provided, and used, by the relevant Launch Service Provider.

J "Documentation" means documentation to be delivered under this Contract, as more fully described in EXHIBIT A, STATEMENT OF WORK.

K "Effective Date of Contract (EDC)" means the last date that this Contract was duly signed by both Parties.

L "Government Agency" means any governmental body, agency or entity, which has jurisdiction over this Contract, the Designated Launch Sites, the Launch Vehicles or any other facet of the Launch Services or Management Services provided herein.

M "I-COSL" means I-CO Services Limited. I-COSL has been appointed a Consultant and has been given authority under an agreement with ICOGC to manage this Contract on behalf of ICOGC. All notices, instructions or consultations which are given or engaged in by I-COSL in the performance of its management and consultancy functions in relation to this Contract shall be deemed, pursuant to the aforesaid agreement, to have been given by ICOGC and shall be binding on ICOGC. Notwithstanding the foregoing, I-COSL is not authorized to vary the terms of this Contract in any manner whatsoever unless and to the extent that the ICOGC authorized representative referred to in ARTICLE 24, NOTICES, advises Hughes in writing to the contrary.

N "Intentional Ignition" means the intentional ignition of any first stage motor of Launch Vehicle by the Launch Service Provider or, for Atlas Launch Services, the



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-------------------------------------------------------------------------------


        point in time during the launch countdown when initiation of the gas generator ignitor. firing command and firing of any of the gas generator ignitors occurs.

O       "Launch" means:

        for Atlas Launch Services, the Intentional Ignition of the first stage engines of the Launch Vehicle carrying the Satellite followed by either release of the Launch Vehicle from the launcher holddown restraints or Satellite and Launch Vehicle damage or destruction sufficient so that both the Satellite and the Launch Vehicle are declared total losses; or

        for Delta-III Launch Services, the Intentional Ignition of the first stage solid rocket motors of the Delta III Launch Vehicle; or

        for Proton Launch Services, the intentional ignition of the first stage engines of a Launch Vehicle carrying a Satellite, followed by physical separation of the Launch Vehicle from the ground support equipment, unless such event constitutes a Terminated Ignition (as such term is defined in EXHIBIT D); or

        for Zenit Launch Services, the point in time when an electronic signal is sent to command the opening of any first stage propellant valves. A launch is deemed to have occurred even if there is a Total Failure, Total Constructive Failure or Partial Failure of the Launch Vehicle (as such terms are defined in EXHIBIT E);

P "Launch Date" means the single Day on which the relevant Launch Service(s) shall be performed by the Launch Service Provider.

Q "Launch Period" means the three (3) Month period in which the relevant Launch Service shall be performed by the Launch Service Provider. In the case of Atlas Launch Services, the Launch Period shall be a five (5) Month period.

R "Launch Revision Fees" means any amount payable by Hughes to a Launch Service Provider as a consequence of the implementation, for any reason, in accordance with



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--------------------------------------------------------------------------------


        the provisions of this Contract, of a Launch Service Provider substitution or a Launch Service acceleration or postponement for any Launch Service, which amount may include, but is not limited to, termination liability values, postponement fees, liquidated damages, and/or escalation values.

S "Launch Service Fee" means as appropriate, the relevant fee for each Launch Service, as defined in Table 2 or Table 4 of ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS.

T "Launch Service Cost" means the fee which Hughes pays to a Launch Service Provider to provide/perform the relevant Launch Services.

U "Launch Service(s)" means, in relation to a Satellite, the services provided by the Launch Service Provider to integrate and Launch such Satellite under the relevant Launch Service Agreement, including furnishing the Launch Vehicle, launch support equipment and facilities, as defined in EXHIBIT A, STATEMENT OF WORK, for the purpose of launching a Satellite into the intermediate circular orbit defined in Exhibit B (Satellite Technical Specification) of the Satellite Contract.

V "Launch Service Provide" means the organization(s) which Hughes has contracted or will contract with to perform Launch Service(s), and shall include, but not be limited to, those persons referred to in Table 1 of
        ARTICLE 3, LAUNCH SCHEDULING.

W "Launch Service Agreement" means the contract(s) executed between Hughes and the Launch Service Provider(s) for the provision of Launch Service(s) in support of this Contract which shall be either: i) an existing Longterm Launch Service Agreement executed (or for the Zenit Launch Vehicle to be executed) between Hughes and the Launch Service Provider(s); or ii) a unique contract specifically negotiated by Hughes in support of this Contract.

X "Launch Slot" means the thirty (30) Day period within the Launch Period in which relevant Launch Service(s) shall be performed by the Launch Service Provider.



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Y     "Launch Vehicle" means, in relation to a Satellite, the Launch Vehicle on which that Satellite is scheduled to be launched or is actually launched.

Z "Longterm Launch Service Agreement" means the contract between Hughes and certain Launch Service Provider(s) for the provision of multiple Launch Services in support of any Hughes customer program(s).

AA "Management Services" means those services provided by Hughes that are required to effect the provision and scheduling of the Launch Service for each Satellite with the relevant Launch Service Provider, as defined in EXHIBIT A, STATEMENT OF WORK.


BB    "Month" means a calendar Month.

CC "Net Present Value" means the value arrived at by discounting, on a monthly basis current and future amounts under this Contract to the present date of calculation utilizing the Royal Bank of Scotland Base Rate in existence on the date of calculation plus two percent (2%).

DD "Party" or "Parties" means an entity or all entities, according to the context, which has or have signed this Contract.

EE "Satellite" means Satellite to be provided to ICOGC pursuant to the Satellite Contract. The term "Satellite" shall be interchangeable with the term "Spacecraft" and has the same meaning.

FF "Satellite Contract means Contract No. ICOO/95-1002/NR executed between Hughes and ICOGC for the procurement of twelve (12) Hughes "manufactured Satellites" for ICOGC.

GG "Statement of Work" means the Statement of Work which is incorporated herein and made a part of this Contract and is EXHIBIT A to this Contract.
--------------------------------------------------------------------------------
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HH    "Subcontractor" means a person, firm, corporation, consultant or business entity which has been awarded a subcontract by Hughes, to provide a portion of the Work covered by this Contract.

II "Work" means all labor, services, acts (including tests to be performed), items materials, articles, data, documentation, equipment matters and things required to provide the Management Services and the Launch Services.

The following expressions defined in the Satellite Contract shall, when used in this Contract bear the same meanings therein, save where the context otherwise requires:

A.    "Delivery"

B.    "Delivery Date"

C.    "ICO Program"

D.    "Launch Attempt"

The Article and Paragraph headings are for convenience of reference only and shall not be considered in interpreting this Contract. Where the context so requires, words importing the masculine gender include the feminine and neuter gender. The recitals of this Contract are descriptive only and shall not create or affect obligations of the Parties.
--------------------------------------------------------------------------------
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ARTICLE 2      SCOPE OF WORK

2.1 In accordance with the terms and conditions of this Contract, Hughes shall procur Launch Services and provide Management Services in support of the Launch and deployment of the twelve (12) Satellites procured by ICOGC under the Satellite Contract. Hughes shall furnish and perform the Launch Services and Management Services in accordance with the provisions of this Contract and shall perform the Work to the extent and in the manner specified in the following documents, which are attached hereto and made a part of this Contract:


                        DOCUMENT                                    DATE
                        --------                                    ----
      EXHIBIT A -       STATEMENT OF WORK                       1 July 1996

      EXHIBIT B -       ICOGC RIGHTS AND REMEDIES FOR           1 July 1996
                        ATLAS LAUNCH SERVICES

      EXHIBIT C -       ICOGC RIGHTS AND REMEDIES FOR           1 July 1996
                            DELTA-III LAUNCH SERVICES

      EXHIBIT D -       ICOGC RIGHTS AND REMEDIES FOR           1 July 1996
                         PROTON LAUNCH SERVICES

      EXHIBIT E -       ICOGC RIGHTS AND REMEDIES FOR ZENIT     1 July 1996
                        LAUNCH SERVICES

      EXHIBIT F -       MILESTONE PAYMENT PLAN                  1 July 1996


      EXHIBIT G -       ICOGC GUARANTEE                         1 July 1996

      EXHIBIT H -       HUGHES GUARANTEE                        1 July 1996

      EXHIBIT I -       TERMINATION LIABILITY CALCULATION       1 July 1996

2.2 In the event of any inconsistency among or between the parts of this Contract, such inconsistency shall be resolved by giving precedence in the order of the the parts as set forth below:

      A.    Contract Articles and EXHIBIT I

      B.    EXHIBITS B through E

      C.    EXHIBIT A

      D.    EXHIBIT F

      E.    EXHIBIT G and H
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

ARTICLE 3     LAUNCH SCHEDULING

3.1 Launch Manifest. In accordance with the provisions of this Contract, Hughes shall utilize the Launch Service Provider(s) and Launch Dates specified in Table 1 below establishing the baseline Launch Services manifest (set out as Table 1 below) on behalf of ICOGC:

                   TABLE 1: BASELINE LAUNCH SERVICES MANIFEST







Launch        Launch Service Provider(1)        Launch         LTA(2)               Launch                  Target
                                                Vehicle       Launch #              Period                  Launch
                                                                                                            Date(s)
---------------------------------------------------------------------------------------------------------------------
1                Lockheed Martin              Atlas-IIAS                             *
           Commercial Launch Services
---------------------------------------------------------------------------------------------------------------------
2          Lockheed-Krunichev-Energia         Proton                                 *
                 International
---------------------------------------------------------------------------------------------------------------------
3          Lockheed-Krunichev-Energia         Proton                                 *
                 International
---------------------------------------------------------------------------------------------------------------------
4          McDonnell Douglas Corporation      Delta-III                              *
---------------------------------------------------------------------------------------------------------------------
5          McDonnell Douglas Corporation      Delta-III                              *
---------------------------------------------------------------------------------------------------------------------
6          Sea Launch Limited Partnership     Zenit                                  *
---------------------------------------------------------------------------------------------------------------------
7          McDonnell Douglas Corporation      Delta-III                              *
---------------------------------------------------------------------------------------------------------------------
8          Sea Launch Limited Partnership     Zenit                                  *
---------------------------------------------------------------------------------------------------------------------
9          Lockheed-Krunichev-Energia         Proton                                 *
                  International
---------------------------------------------------------------------------------------------------------------------
10         McDonnell Douglas Corporation      Delta-III                              *
---------------------------------------------------------------------------------------------------------------------
11         Sea Launch Limited Partnership      Zenit                                 *
---------------------------------------------------------------------------------------------------------------------
12         McDonnell Douglas Corporation      Delta-III                              *
---------------------------------------------------------------------------------------------------------------------


1: Indicated Launch Services are provided through a Longterm Launch Service Agreement between Hughes and the relevant Launch Service Provider(s).

2. The referenced Launch Number (Launch #) indicates what type of Launch Service (i.e. Firm or Option) and which Launch Service or Launch Semester (i.e. Number 5 of 10 purchased by Hughes) shall be provided by Hughes to I-COGC.
--------------------------------------------------------------------------------
     The procedures between Hughes and the Launch Service Providers for determining Launch Period, Slot or Day are as set out in Exhibits B through E as applicable (or as
--------------------------------------------------------------------------------


     * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

--------------------------------------------------------------------------------
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may be set out in any unique Launch Service Agreement). Hughes' selection of
Launch Slots or Launch Days shall be made in the best interest of the ICO program and shall be submitted to ICOGC for approval (which shall not be unreasonably withheld) no later than one Month prior to the finalization date of said selection with the appropriate Launch Service Provider. If any alternate Launch Slot or Day is counter-proposed by a Launch Service Provider in accordance with Exhibits B trough E as applicable then Hughes' response or acceptance shall similarly require ICOGC approval. If ICOGC disapproves said selection, it shall notify Hughes no later than ten (10) Business Days following notification by Hughes of the selection in order to allow time for resolution of the disagreement between the Parties.

3.1.1 References. References to "Launch 1" in this Contract shall be references to the Launch numbered 1 as set out in Column 1 of Table 1 and the same references shall apply for Launches 2 through 12.

3.1.2 Prior to 05 July 1996 and without prejudice to any other rights of ICOGC under this Contract, ICOGC shall have the right to:

(a) postpone any or all Launch Periods in TABLE 1 above by up to six (6) months; and

(b) rearrange the order in which the Launch Vehicles referred to in TABLE 1 above are allocated to a Launch.

Such rights shall, however, be subject to:

(a)   the scheduling constraints set forth in Article 3.3.3; and

(b)   no Zenit Launch Service being scheduled prior to 01 November 1999.

The exercise of such rights prior to 05 July 1996 shall have no effect on Contract or the Contract Price except for (i) any adjustments to EXHIBIT F MILESTONE PAYMENT PLAN, and (ii) any Launch Service Fee adjustments as
--------------------------------------------------------------------------------
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      referenced in Table 4 of ARTICLE 4, PRICE, PAYMENTS AND ADJUSTMENTS, nor
      shall the exercise of such rights reduce any postponement rights or periods granted to Hughes or ICOGC under this Contract or any Launch Service Agreement.

3.2 Launch Service Provider Changes. Prior to Launch, ICOGC may direct and Hughes may propose a Launch Service Provider substitution as follows:

      3.2.1 ICOGC Launch Service Provider Substitutions Prior To Or On 05 July 1996. Prior to or on 05 July 1996 and subject o ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS, ICOGC shall be entitled to direct Hughes by written notice ("Substitution Notice") to substitute any Launch Service Provider(s) from those specified in Table 1 ("Original LSP") with a new Launch Service Provider ("New LSP") solely for the purposes of maximizing reliability, schedule confidence and/or scheduling flexibility. Such request by ICOGC shall be based upon the schedule, technical or reliability performance of the Launch Service Provider. Any substitution shall be implemented as follows:

            i) The Substitution Notice shall be served on Hughes prior to or on 05 July 1996; and

            ii) In the event that ICOGC directs Hughes to utilize a Launch Service Provider which does not provide Launch Services via a Longterm Launch Service Agreement (i.e. a unique Launch
                  Service Agreement) Hughes shall use all reasonable efforts to fully negotiate unique Launch Service Agreement in support of this Contract, which Launch Service Agreement shall be reviewed and approved by ICOGC prior to execution by Hughes. Hughes shall not be required to effect any substitution until ICOGC has approved the final draft of the unique Launch
                  Service Agreement and such agreement has been validly executed by all pares thereto; and
--------------------------------------------------------------------------------
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            iii)  The Substitution Notice shall specify the New LSP, which shall be a person listed in Exhibit B (Satellite Technical Specification) of the Satellite Contract and shall identify the Original LSP and Launch number for which the substitution is to be effected; and

             iv) Any such substitution shall only be effected in accordance with ARTICLE 3.3.3; and

              v) Hughes shall bear any and all Launch Revision Fees arising as a result of effecting such substitution; and

             vi) Subject to paragraph "iv)" above, Hughes shall effect the substitution of the Original LSP for the new LSP as soon as reasonably possible following receipt by Hughes of the Substitution Notice.

      3.2.2 ICOGC Service Provider Substitutions After 05 July 1996. After 05 July 1996 and subject to ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS, ICOGC shall be entitled to direct Hughes by Substitution Notice to substitute any Original LSP with a New LSP for any reason. Any Substitution shall be implemented follows:

            i) The Substitution Notice shall be served on Hughes after 05 July 1996 and prior to Launch; and

            ii) In the event that ICOGC directs Hughes to utilize a Launch Service Provider which does not provide Launch Services via a Longterm Launch Service Agreement (i.e. unique Launch Service Agreement) Hughes shall use all reasonable efforts to fully negotiate a unique Launch Service Agreement in support of this Contract, which Launch Service Agreement shall be reviewed and approved by ICOGC prior to execution by Hughes. Hughes shall not be required to effect any substitution until ICOGC has approved the final draft
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                  of the unique Launch Service Agreement and such agreement has been validly executed by all parties thereto; and

            iii) The Substitution Notice shall specify the New LSP, which shall be a person listed in Exhibit B (Satellite Technical Specification) of the Satellite Contract and shall identify the Original LSP and Launch number for which the substitution is to be effected; and

             iv) Any such substitution shall only be effected in accordance with ARTICLE 3.3.3; and

              v) ICOGC shall bear any and all Launch Revision Fees arising as a result of effecting a substitution; and

             vi) Subject to paragraph "iv)" above, Hughes shall effect the substitution of the Original LSP for the New LSP as soon as reasonably possible following receipt by Hughes of the Substitution Notice.

      3.2.3 ICOGC Launch Service Provider Changes Due to Zenit Launch Services. Launch Services scheduled to be provided by Sea Launch Limited Partnership ("Sea Launch") for Launch on a Zenit Launch Vehicle (without prejudice to ICOGC's right to substitute Launch Service Providers in accordance with ARTICLE 3.2.1 and 3.2.2 above) are scheduled subject to the following conditions ("Conditions");

            a) No Launch Service herein shall occur on the first or second launch of the Zenit Launch Vehicle by Sea Launch; and

            b) Hughes having entered into a Longterm Launch Service Agreement by 05 June 1996 with Sea Launch which Hughes determines supports this Contract, the latest draft of which forms the basis of EXHIBIT E, ICOGC RIGHTS AND REMEDIES FOR ZENIT LAUNCH SERVICES.
--------------------------------------------------------------------------------
                                                                         Page 13
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--------------------------------------------------------------------------------

                  Hughes shall notify ICOGC of such determination within thirty
                  (30) Days of entering into such Launch Services Agreement; and

            c) Sea Launch having successfully completed all development and integration activities to validate the Sea Launch system and having performed at least one (1) successful launch six (6) months prior to the Launch Semester for a relevant Zenit Launch Service for ICOGC; and

            d) For Launch 6, the first launch of a Zenit Launch Vehicle by Sea Launch being scheduled by 01 November 1997 to occur prior to or on 31 December 1998; and

            e) For Launches 89 and 11, the first launch of a Zenit Launch Vehicle by Sea Launch has not occurred by 01 March 1998 and is not scheduled 01 March 1998 to occur prior to or on 30 June 1999.

            In relation to each of Launches 6, 89 and 11, in the event that any of the conditions are not satisfied by the dates set out above, ICOGC shall be entitled to serve a Substitution Notice in accordance with ARTICLE 3.2.1 above (which ARTICLE shall apply hereto mutatis mutandis) for the relevant Launch:

      3.2.4 Hughes Launch Service Provider Substitutions, In the performance of its Management Services, Hughes may propose to ICOGC a substitution to a Launch Service Provider. Any proposal by Hughes shall, as a minimum, identify the relevant Launch Service(s), explain the rationale for substituting the Launch Service Provider(s), identify the proposed Launch Service Provider, and quantify the price and payment schedule impact. Upon receipt of such proposal, ICOGC shall notify Hughes whether the submitted Launch Service Provider substitution proposal is accepted or rejected. Such notice period shall be thirty (30) Days or such shorter period of time as required under
--------------------------------------------------------------------------------
                                                                         Page 14
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--------------------------------------------------------------------------------

            the length of that shorter period. If ICOGC elects to accept such proposal, the provisions of ARTICLE 4, CONTRACT PRICE, PAYMENT, AND ADJUSTMENTS, shall apply and ICOGC shall be solely responsible for any Launch Revision Fees and other fees and costs charged by the Launch Service Provider and specified in the accepted proposal. At no point in time may Hughes substitute a Launch Service Provider without the express written consent of ICOGC.


      3.2.5 Payments. If any substitution in ARTICLES 3.2.1, 3.2.2, 3.2.3 or
            3.2.4 above results in ICOGC having paid more under EXHIBIT F, MILESTONE PAYMENT PLAN, than it would otherwise have paid had that substitution not occurred, at ICOGC's written direction, Hughes shall either (i) reimburse any excess amount to ICOGC in accordance with ARTICLE 4.8 within (a) fifteen (15) Days or (b) within five (5) Business Days from receipt of the applicable amount from the Launch Service Provider, whichever is later, or (ii) retain such amount and credit the amount against subsequent milestone payments specified in EXHIBIT F, MILESTONE PAYMENT PLAN, in sequence until such amount has been fully credited against such milestone payments.

3.3 Launch Schedule Adjustments. Either Party may, at any time prior to Launch, request to accelerate or postpone any Launch Period specified in Table 1, or the relevant Launch Slot or Launch Date, as applicable, as provided below:

      3.3.1 Any request or proposal to accelerate or postpone any Launch Service by either Party under this Paragraph 3.3.1 shall be submitted and negotiated in accordance with ARTICLE 22.3, and a subject to the relevant rights and obligations specified in this Contract and EXHIBITS B through E, as applicable, and the scheduling constraints specified in ARTICLE 3.3.3 below. ICOGC shall be solely responsible for any Launch Revision fees associated with any Launch Service acceleration or postponement requested by either Party except for those Launch Revision Fees which are based solely on the late Delivery by Hughes of the relevant Satellite or other associated deliverables [Copy Missing]
--------------------------------------------------------------------------------
                                                                         Page 16
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--------------------------------------------------------------------------------


            Contract, no Launch Service Provider substitution(s) and/or Launch Service accelerations or postponements shall be effected unless they shall be effected within and in accordance with the following scheduling constraints:

            a)    EXHIBITS B through E, as applicable; and

            b) ICOGC may not utilize more than six (6) Launch Services under any single Longterm Launch Service Agreement without the prior written agreement of Hughes, which agreement shall not be unreasonably withheld; and,

            c) Any constraints imposed by a Government Agency on the provision of Launch Services by a Launch Service Provider.

            On a case by case basis, Hughes agrees to use its reasonable efforts in attempting to improve scheduling flexibility by negotiating with the relevant Launch Service Provider(s) to minimize the effect or existence of constraints specified above.


      3.3.4 Hughes Mitigation. If ICOGC directs (or otherwise requires) Hughes to pursue course of action or to utilize the services of a specific Launch Service Provider, in circumstances where Hughes would be liable for Launch Revision Fees or for a Launch Service Fee, when Hughes may otherwise be able to implement an alternate course of action or procure/schedule alternate Launch Services which meet the requirements of this Contract at a lesser amount of Launch Revision Fees or a lower Launch Service Fee, and where such alternative course of action or Launch Services are supportive of the overall schedule and other requirements of this Contract, then ICOGC shall solely bear any difference between (i) the course of action or
            Launch Service Provider selection required by ICOGC and (ii) the amount of Launch Revision Fees and/or the Launch Service Fee associated with the Hughes alternate course of action or Launch Service Provider selection. The Parties
--------------------------------------------------------------------------------
                                                                         Page 17
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--------------------------------------------------------------------------------

           agree to consult with one another in order to minimize such costs, subject to ICOGC's schedule and other requirements as specified in this Contract.

3.4 Launch Service Provider Postponements. If a Launch Service Provider notifies Hughes that any Launch Service shall be postponed, Hughes shall immediately notify ICOGC of such postponement in accordance with ARTICLE 24, NOTICES. Hughes shall ascertain the nature and extent of the postponement and consult with ICOGC to determine and implement a course of action with the purpose of mitigating any schedule or cost impacts resultant from the relevant Launch Services postponement. In the event that the course of action dictated by ICOGC when implemented results in any Launch Revision Fees, ICOGC shall be solely responsible for the payment of such Launch Revision Fees.

3.5  Liquidated Damages.

     3.5.1 For those Launch Service Providers defined in the Table below, ICOGC may elect, no later than 05 July 1996, to impose on Hughes the requirement to pay liquidated damages for the postponement of any Launch Service provided by the Launch Service Provider. Such election by ICOGC shall be submitted to Hughes in writing and shall be at no additional cost to ICOGC. Upon election and notification by ICOGC, Hughes shall develop and submit to ICOGC a liquidated damages schedule (the "LD Schedule") which shall be consistent with the ICOGC requirement but based upon the amounts and constraints defined in the table below and define the liquidated damages date, grace period (if applicable), and daily liquidated damages amount.

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--------------------------------------------------------------------------------

LAUNCH
SERVICE
PROVIDER            LIQUIDATED DAMAGES VALUES                CONSTRAINTS
----------------------------------------------------------------------------------------------------
Proton              Liquidated damages for Proton Launch     Liquidated damages shall not apply to
                    Services shall be   *   per day.         the first   *   days of Proton
                                                             postponement. Liquidated damages
                    The cumulative maximum liquidated        shall not apply to any delay(s) to the
                    damages per Launch Service shall not     applicable Launch Service(s) caused due
                    exceed   *   of the                      to a postponement by Hughes or ICOGC.
                    relevant Launch Service Cost.
----------------------------------------------------------------------------------------------------
Zenit               Liquidated Damages for Zenit Launch      Liquidated damages shall not apply to
                    Services shall be   *   per day.         the first   *   days of Sea Launch
                                                             postponement. Liquidated damages
                    Liquidated damages for Zenit Launch      shall not apply to i) any Sea Launch
                    Services shall not exceed   *            postponement based upon an event of
                    of the applicable Launch Service Cost.   force majeure, as defined in EXHIBIT E;
                                                             ii) any postponement required due to
                                                             Sea Launch's obligation to provide a
                                                             replacement launch for any Sea Launch
                                                             customer, and iii) any delay(s) to the
                                                             applicable Launch Service(s) caused due
                                                             to a postponement by Hughes or ICOGC.
----------------------------------------------------------------------------------------------------


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.



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     3.5.2. Other Launch Service Providers. For any Launch Service(s) provided by a Launch Service Provider(s) other than those defined in Paragraph 3.5.1 above, upon receipt of a written request from ICOGC, Hughes agrees to enter into good faith negotiations with the applicable Launch Service Provider(s) to attempt to include liquidated damages into the relevant Launch Service Agreement. Such notification from ICOGC must be submitted to Hughes (i) no later than 05 July 1996, or (ii) prior to definitization of the unique Launch Service Agreement, whichever is later. ICOGC shall be solely liable for any increase in any Launch Service Cost resulting from the inclusion of any liquidated damages into the relevant Launch Service Agreement.

     3.5.3 Payment. Payment by Hughes to ICOGC of any liquidated damages value shall occur within five (5) business days after Hughes receives the corresponding liquidated damages payment from the relevant Launch Service Provider on which Hughes shall have imposed the same level of liquidated damages provided that Hughes shall never be under any obligation to ICOGC to effect payment of any liquidated damages for an amount greater than that received from the relevant Launch Service Provider.

     3.5.4 ICOGC Postponement Fees. If ICOGC implements the liquidated damages defined in Paragraph 3.5.1 for any Zenit Launch Service, ICOGC shall be subject to postponement fees for any Launch Service postponement requested or directed by ICOGC. ICOGC postponement fees shall be:

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--------------------------------------------------------------------------------

 LAUNCH
SERVICE
PROVIDER       ICOGC POSTPONEMENT FEE VALUES                    CONSTRAINTS
--------------------------------------------------------------------------------
Zenit      ICOGC Postponement Fees for Zenit       Liquidated damages shall not
           Launch Services shall be   *   per      apply to the first   *   days
           day.                                    of ICOGC postponement.

           Liquidated damages for Zenit Launch
           Services shall not exceed   *   of
           the applicable Launch Service Cost.


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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ARTICLE 4      CONTRACT PRICE, PAYMENT AND ADJUSTMENTS

4.1 Contract Price. In consideration for i) the Launch Services referred to in Table 1, and ii) the Management Services specified herein, (subject to
     ARTICLE 4.2) the Contract Price is a firm fixed price of Nine Hundred Thirteen Million Three Hundred Ninety Two Thousand Two Hundred Seventy Two U.S. Dollars (US$913,392,272.00), which includes all taxes and duties and fees required by Hughes to provide the Management Services and Launch Services. ICOGC shall pay the Contract Price to Hughes in accordance with Table 3 below, which reflects the payment profiles for each of the relevant Launch Service Provider(s) and is presented in EXHIBIT F, MILESTONE PAYMENT SCHEDULE. The baseline Contract Price shall be apportioned as follows:

                       TABLE 2 - BASELINE CONTRACT PRICE

                                              UNIT PRICE      LINE ITEM TOTAL
ITEM                DESCRIPTION              (US DOLLARS)       (US DOLLARS)
--------------------------------------------------------------------------------
  1     LAUNCH SERVICE FEE:
 1(a)     (1) Atlas II-AS Launch Services          *                  *
 1(b)     (5) Delta-III Launch Services            *                  *
 1(c)     (3) Proton Launch Services               *                  *
 1(d)     (3) Zenit Launch Services                *                  *
  2     MANAGEMENT SERVICES FEE                    *                  *
--------------------------------------------------------------------------------
                         TOTAL CONTRACT PRICE                 $913,392,272.00(1)

--------------
(1) Price includes any additional cost, if any, associated with an extended mission kit for the first Atlas II-AS Launch Service.


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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                      TABLE 3 - BASELINE PAYMENT SCHEDULE

                  ATLAS       DELTA-III         PROTON            ZENIT
-----------------------------------------------------------------------
05 JULY 96          *                             *                 *
   L-27(1)                                        *
   L-24                          *
   L-21                          *
   L-18             *            *                *                 *
   L-15                          *                *                 *
   L-12             *            *                *                 *
   L-9              *            *                *                 *
   L-6                           *                *                 *
   L-3                                                              *
   L-1              *            *                *
L+30 DAYS           *            *                *                 *

--------------------------------------------------------------------------------

NOTES:

1: "L" = the first Day of the Launch Period, Launch Slot, or Launch Date, whichever is applicable as of the date of the milestone payment. 2: L-24 and Launch Period selection
3: L-12 and Launch Slot selection
4: L-6 and Launch Date selection
5: L-15 and PDR complete

--------------------------------------------------------------------------------

4.2   Launch Service Provider Substitutions. The Contract Price stated in
      ARTICLE 4.1 above assumes that the Launch Service(s) shall be performed by the Launch Service Provider(s) specified in Table 1 of ARTICLE 3.1 herein. If any Launch Service Provider is substituted in accordance with ARTICLE
      3.2 herein, the Contract Price and the Baseline Payment Schedule stated in
      ARTICLE 4.1 above shall be revised to take into account the relevant Launch Service Fee and payment schedule defined in Table 4 and Table 5 below as they shall apply for the substituted Launch Services:


      * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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                TABLE 4 - LAUNCH SERVICE PROVIDER SUBSTITUTIONS

LAUNCH                            LAUNCH SERVICE FEE
VEHICLE                                  ($USD)
--------                          -------------------
ATLAS-IIAS        *  per Month for every Month that the relevant Launch Service is scheduled to occur beyond 01 November 1998. Price will also be increased to reflect any additional delta cost associated with an extended mission kit, but such potential delta cost shall not exceed the amount, if any, paid by Hughes for such kit on the first Atlas IIAS Launch Service. Pricing is valued for Launch
               Services exercised prior to 01 January 1997, unless the Atlas
               Launch Services exercised prior to 01 January 1997, unless the
               Atlas Launch Service Provider agrees to extend such date.

Proton            *   increased at an annual rate of   *   for any Launch beyond
               01 July 2000. Pricing is valid for Launch Services provided through 31 December 2001.

Delta-III         *   increased at an annual rate of   *  for any Launch
               exercised after 01 January 2002. Such escalation shall be applied for the period beginning on 01 January 2002 and ending on the
               Launch exercise date. Pricing is valid for Launch Services provided through 31 December 2005.

Zenit             *   for each Month that the first Day of Launch Period is
               after 01 July 2000. Pricing is valid for Launch Services provided through 31 December 2005.

Note: Escalation calculations defined within this Table 4 for the Proton, Delta-III and Zenit Launch Vehicles shall not apply to any Launch which is scheduled at the date of Substitution to occur on those Launch Vehicles prior to 31 December 2000. In the event that any Launch is scheduled at the date of Substitution to occur on or after 01 January 2001, the escalation calculations/amounts defined above shall apply as specified above.


       * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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--------------------------------------------------------------------------------

                    TABLE 5 - SUBSTITUTION PAYMENT SCHEDULES

                     --------------------------------------------------------
                          ATLAS       DELTA-III       PROTON       ZENIT
     ------------------------------------------------------------------------
          Option            *                           *            *
        Exercise(2)
     ------------------------------------------------------------------------
          L-24(1)           *            *
     ------------------------------------------------------------------------
          L-21                           *
     ------------------------------------------------------------------------
          L-18              *            *              *            *

     ------------------------------------------------------------------------
          L-15                           *              *            *
     ------------------------------------------------------------------------
          L-12              *            *              *            *
     ------------------------------------------------------------------------
          L-9               *            *              *            *
     ------------------------------------------------------------------------
          L-6                            *              *            *
     ------------------------------------------------------------------------
          L-3                                                        *
     ------------------------------------------------------------------------
          L-1               *            *              *
     ------------------------------------------------------------------------
       L+30 Days            *            *              *            *
     ========================================================================
      Notes:

      1: "L" = the first Day of the Launch Period, Launch Slot, or Launch Date, whichever is applicable as of the date of the milestone payment.

      2: Option Exercise = upon direction to Hughes by ICOGC to substitute a Launch Service Provider and notification to the Launch Service
            Provider of Option Exercise

      3: L-24 and Launch Period selection

      4: L-12 and Launch Slot selection

      5: L-6 and Launch Date selection

      6: L-15 and PDR complete
     ------------------------------------------------------------------------

4.3 ILS Launch Service Fee Reduction. If Hughes is able to negotiate and obtain a reduced Launch Service Cost (in absolute value or on a Net Present Value basis) after the Effective Date of this Contract from (and for the Launch Service(s) relating to) the Atlas and/or Proton Launch Service Provider, then the Contract Price shall be reduced by an amount equal to * of the net difference between the initial Launch Service Cost to Hughes and the subsequent lower Launch Service Cost negotiated by Hughes multiplied by one
     (1) plus the General and Administrative fee of one percent (i.e. 1.01). The Contract Price reduction shall only apply to those Launch Services which are the subject of any such agreement with the Atlas and/or Proton


     * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.
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     Launch Service Provider. The Contract Price reduction value may be illustrated in formula format as follows:

         Net Contract Price Reduction =  *

     If ICOGC should question any amount calculated under this Paragraph 4.3, subject to the execution of a non-disclosure agreement in a form reasonably acceptable to Hughes between all relevant parties, Hughes shall provide access to a third party auditor acceptable to both Parties, which third party auditor may review the relevant cost documentation and certify to ICOGC as to the validity of the Hughes reduction.

4.4 Alternate Launch Service Provider(s). If, at any time, ICOGC directs Hughes to utilize a Launch Service Provider which does not have a Longterm Launch Service Agreement with Hughes which provides Launch Services for a Satellite as of the date of the ICOGC request, the Contract Price stated in
     ARTICLE 4.1 above shall be revised to reflect the inclusion of i) the actual Launch Service Cost, inclusive of any applicable taxes, duties, or fees charged by the alternate Launch Service Provider; and ii) a fee equal
     to   *   of the Launch Service Cost. In addition, the payment schedule specified in EXHIBIT F, MILESTONE PAYMENT PLAN, shall be revised to reflect the milestone/payment schedule included in the relevant Launch Service
     Agreement. The   *   fee specified above shall be payable on a per Launch
     Service basis as follows: i)   *   shall be prorated over all of the
     applicable payments; and ii)   *   (2%) shall be payable upon Launch.

4.5 Payments. All payments specified in this ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS, shall be made by ICOGC within fifteen (15) Days of receipt of a valid invoice and (i) for calendar based milestones, the occurrence of the applicable milestone, or (ii) for performance milestones, additionally upon certification from Hughes that the particular milestone event has been completed, whichever is


     * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.
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     to payment shall make a written demand for, or shall submit an invoice if so requested by the payor, after such entitlement becomes established, and the payor shall make payment within fifteen (15) Days after receipt of a valid written demand or valid invoice unless the Contract specifies to the contrary.

     Notwithstanding any other term in this Contract, in no event shall Hughes be liable to ICOGC for any payment which originates from a Launch Service Provider (e.g. Launch Revision Fees, liquidated damages, or refund of payments for a terminated Launch Service) until Hughes has received the corresponding payment from the relevant Launch Service Provider.

     Any invoices will separately identify any applicable taxes and duties and shall be addressed to ICOGC at the following address:

          ICO Global Communications (Operations) Limited
          Huntlaw Building
          P.O. Box 1350
          Fort Street
          Georgetown, Grand Cayman
          Cayman Islands

     but submitted both via an internationally recognized air courier and via telefax to:

          I-CO Services Limited
          1 Queen Caroline Street
          Hammersmith, London W6 9BN
          United Kingdom
          Attention: Contract Administrator (Space Segment)
          Fax #44-181-600-1199

     and with a copy given by hand to an authorized on-site representative of ICOGC at the Hughes' facility.





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--------------------------------------------------------------------------------

4.6 Payment Postponements. If any postponement of a Launch Service results in the postponement or delay of any payment(s) under a Launch Service Agreement for the postponed Launch Service, the payment schedule specified in EXHIBIT F, MILESTONE PAYMENT PLAN, shall be revised to reflect such delayed payment(s).

4.7 Payment Dispute. No dispute with respect to the payment of any amount under this Contract shall relieve the disputing Party of its obligation to pay all other amounts due and owing under this Contract. All disputed amounts, unless otherwise specified in the Contract, shall be paid into an interest-bearing escrow account at Bank of America, Concord, California, Account No. (to be established later), within fifteen (15) Days after receipt of invoice. After the dispute is settled, the Party entitled to the amount or part thereof in escrow shall receive such amount together with all interest thereon and the costs and fees associated with such escrow account shall be paid by each Party in inverse proportion to the amounts received by each Party.

4.8 Telegraphic Transfer. Amounts payable hereunder are to be remitted by telegraphic transfer to a bank to be advised in writing by Hughes or ICOGC, as the case may be.

4.9 Guarantee. Within 15 Days of EDC, both Parties shall provide a parent company guarantee of their obligations substantially in the form set forth in EXHIBIT H, HUGHES GUARANTEE, and EXHIBIT G, ICOGC GUARANTEE.

4.10 Letter of Credit. No later than 05 July 1996, ICOGC shall establish an
     irrevocable Letter of Credit in the amount of   *   . Such irrevocable
     Letter of Credit shall be issued by a bank of good international reputation of ICOGC's choice (issuing bank) and in a format reasonably acceptable to Hughes. The irrevocable Letter of Credit shall be issued in favor of Hughes and shall be valid until the last payment has been made as per EXHIBIT F, MILESTONE PAYMENT PLAN as such plan may be varied in accordance with the provisions of this Contract. The aforesaid Letter of Credit amount shall be adjusted to reflect the values listed below by the dates specified:


     * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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--------------------------------------------------------------------------------

               Date                Revised Letter of Credit Amount
               ---------------------------------------------------


                                       *


ICOGC shall notify Hughes within five (5) Days of any recommended adjustments to the amount of the Letter of Credit.

In the event ICOGC has not made a payment for a milestone within fifteen (15) Days after the receipt of Hughes' invoice and milestone completion certification when pursuant to ARTICLE 4.5 it was obligated to do so, the irrevocable Letter of Credit shall allow Hughes to immediately draw down an amount which Hughes certifies as the outstanding amount payable for that milestone.

ICOGC will be responsible for all bank charges, expenses, and commissions relating to the irrevocable Letter of Credit required to be issued hereunder on Hughes' behalf save as may be incurred as a result of a delay in the last milestone payment beyond 01 January 2001 caused by a late Delivery by Hughes of the relevant Satellite or the associated deliverables beyond their respective Delivery Dates (where that


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.


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--------------------------------------------------------------------------------

is solely caused by Hughes) or due to a material breach by Hughes of this Agreement in which case such bank charges (etc.) shall be borne by Hughes.

Hughes shall notify ICOGC in writing if any Launch Service Provider substitution or Launch Service(s) postponement (as specified in ARTICLE 3, LAUNCH SCHEDULING) necessitates a revision in the adjustment dates and/or values (increase/decrease or acceleration/postponement) defined above. ICOGC shall revise the Letter of Credit as required within thirty (30) days of receipt of such written notice, or such later period as may be agreed between the Parties as reasonable under the circumstances. The Parties agree to regularly (at least once every six (6) Months) review the level of the Letter of Credit with a view to adjusting the Letter of Credit to cover the forecasted payment values.

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ARTICLE 5      MANIFEST MANAGEMENT

5.1 Launch Service Provider Cessation. If any Launch Service Provider utilized hereunder declares that it shall, or does, cease operations for a period equal to or greater than six (6) Months or it is anticipated that it will do so ("LSP Cessation"), Hughes will promptly confer with ICOGC to determine the feasibility of utilizing alternate launch opportunities (i.e., postponing or accelerating currently scheduled Launch Services) within the ICOGC launch services manifest (specified in Table 1 of ARTICLE 3, LAUNCH SCHEDULING, as adjusted by ARTICLE 3, LAUNCH SCHEDULING) and/or transferring any portion of the current Launch Services to alternate Launch Service Providers.

5.2 Revised Launch Opportunities. If after such review of the proposed/possible options presented by Hughes, ICOGC requests Hughes to pursue revised launch opportunity(ies), then Hughes shall attempt to create an equitable rescheduling amongst its satellite customers, giving priority based upon the launch manifests in existence as of the date of the LSP Cessation but taking into consideration limitations or technical compatibility with multiple launch vehicles of other Hughes' satellite customers similarly affected. In any event, ICOGC shall be responsible for (i) any Launch Revision Fees and (ii) any amounts specified in
       ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS, associated with any rescheduling performed under this ARTICLE 5.

5.3 Rescheduling Rights. Hughes may however, reschedule the affected ICOGC Launch Service to a position other than that reflected in the launch manifests in existence as of the date of the LSP Cessation to provide another Hughes satellite customer(s) an earlier Launch than the affected ICOGC Launch provided that such rescheduling does not cause a significant delay (not to exceed three (3) months) to ICOGC relative to the other Hughes satellite customer(s) being provided such earlier Launch Service(s). In addition, the price (when evaluated on a Net Present Value basis) of such later launch opportunity to ICOGC shall not be greater than that of ICOGC original launch opportunity.




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ARTICLE 6    RESERVED
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ARTICLE 7   PERMITS AND LICENSES: GOVERNMENT APPROVALS

7.1 Hughes Permits, Licenses and Approvals. Hughes shall, at its own expense, secure all Government permits, licenses, approvals and consents as may be required for the performance of the Management Services under this Contract. Hughes shall also secure, via the relevant Launch Service Provider, all Government permits, licenses, approvals and consents required for the provision of each relevant Launch Service(s). Hughes shall perform the Work in accordance of all such relevant permits and licenses.

7.2 Technical Data. Notwithstanding ARTICLE 7.1 or any other provision of this Contract, the Parties understand and agree that certain restrictions are placed on access to Hughes' plant and the use of technical data delivered under this Contract with relation to the approvals Hughes and certain Launch Service Providers must obtain from the U.S. Government. As a result, the Parties agree that such access and the actual delivery of any technical data will be under a separate agreement which shall require prior U.S. Government approval. Hughes via the Launch Service Provider, as applicable, shall prepare said agreement and, in consultation with ICOGC, shall request U.S. Government approval. Request for U.S. Government approvals shall be sufficiently comprehensive to allow Hughes or the relevant Launch Service Provider to fulfill all of its obligations hereunder including but not limited to the rights of access and inspection granted to ICOGC and its Consultants under this Contract.

7.3 Documentation. If Documentation furnished under this Contract is authorized by the U.S. Government for export only to ICOGC, the Documentation may not be resold, diverted, transferred, trans-shipped or otherwise be disposed of in any other country, either in itw original form or after being incorporated through and intermediate process into other end items without the prior written approval of the U.S. Government. Additionally, transferring registration or control to any other person or business entity of the Documentation furnished under this Contract is considered an export and as such also requires prior written approval from the U.S. Government. ICOGC
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--------------------------------------------------------------------------------

     represents and warrants that the ultimate end use of the documentation is to support the provision of telecommunications services.

7.4 ICOGC Permits and Licenses. ICOGC shall, at its own expense, secure all Government permits and licenses as may be required for the performance of its obligations under this Contract. ICOGC shall be responsible for obtaining the registration of any and all Satellites launched hereunder. In addition, ICOGC shall be responsible for obtaining any license required for radio telecommunication with any and all Satellites after separation from the Launch Vehicle.

7.5 Survivability. The obligations contained in this ARTICLE 7 shall survive expiration or termination of this Contract for whatever cause.

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ARTICLE 8      LAUNCH REVIEWS

8.1 Launch Reviews. Hughes shall ensure that ICOGC is afforded the opportunity to attend programmatic reviews held by the various Launch Service Provider(s). Such reviews shall include but not be limited to, preliminary design reviews, critical design reviews, orbital mission reviews, and launch readiness reviews. Hughes shall provide ICOGC representatives with fifteen (15) Business Days notice of the pending review. Attendance at these reviews by ICOGC representatives is not mandatory and in no event shall the absence of an ICOGC representative postpone or delay any review.

8.2 ICOGC Direction. Based upon the information presented by the Launch Service Provider in the applicable programmatic review(s), ICOGC may direct Hughes to halt or postpone the Launch Service to which such review applied or related if ICOGC believes that the Launch Service Provider has failed, or shall fail, in some material degree to provide the required Launch Services. If ICOGC directs to halt or postpone any Launch Service(s), ICOGC shall, by notice in writing to Hughes provide reasonable details of the Launch Service(s) affected, the rationale for postponement and a proposed/acceptable resolution for the issue. ICOGC shall be solely responsible for, and indemnify and hold harmless Hughes from any Launch Revision Fees or other amounts charged by the Launch Service Provider for any Launch Service halted or postponed by Hughes at ICOGC's direction in accordance with this ARTICLE 8.2.

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ARTICLE 9      TITLE

9.1 Launch Services. In no event shall either Party take or receive title to any portion to any Launch Vehicle utilized in the Launch Services procured by this Contract.

9.2 Documentation. Title and risk of loss to all Documentation shall pass to ICOGC at the time of delivery, save that intellectual property rights in Documentation shall be dealt with in accordance with the provisions of
     ARTICLE 18, DATA RIGHTS.
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--------------------------------------------------------------------------------

ARTICLE 10  FORCE MAJEURE

10.1 Effect of Force Majeure. Notwithstanding any other provisions of this Contract, in the event Hughes and its Associates or Subcontractors ("affected Party") are delayed in the performance of this Contract by an event of Force Majeure, as defined in ARTICLES 10.2, 10.3, and 10.5 below, there shall be an equitable adjustment to the time for the performance of the affected obligations under this Contract provided that Hughes informs ICOGC immediately of the occurrence of the event giving rise to Force Majeure and provides ICOGC within seven (7) Business Days of the date of such notice with a detailed description of the performance affected by such event as well as the plans for minimizing the effects of such event upon the performance of Hughes's obligations under the Contract. In all cases, Hughes shall use reasonable efforts to avoid or minimize such delay.

10.2 Management Services. For purposes of this Contract, "Force Majeure" for Management Services shall mean an act of God, or of the public enemy, fire, flood, epidemic, quarantine restriction, or lockout, strike, walkout, (other than those solely affecting Hughes' or its Associates' workforce) or freight embargo, acts of Government, including but not limited to the Government of the United States, (including the refusal, suspension, withdrawal, or non-renewal of export or import licenses essential to the performance of the Contract not caused by Hughes or its Associates) whether in its sovereign or contractual capacity, or any other event which is beyond the reasonable control and without the fault or negligence of Hughes and its Associates performing any part of the Work.

10.3 Launch Services. For purposes of this Contract, "Force Majeure" for Launch Service Provider(s) shall mean those force majeure or excusable delay events and the consequences thereof defined in EXHIBITS B through E, as applicable.

10.4 ICOGC Payments. Notwithstanding the above, this ARTICLE is not applicable to the payment obligations of ICOGC and as such no force majeure events or excusable delays shall be provided in that instance.
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10.5 Satellite Contract Force Majeure. For the avoidance of doubt, in the event that any Launch Service is delayed due to the late Delivery of a Satellite or any associated deliverables, and such late Delivery is caused by an Excusable Delay (as defined in Article 10 of the Satellite Contract), then such delay of the Launch Service(s) shall constitute an event of Force Majeure under this Contract.


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ARTICLE 11     RESERVED








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ARTICLE 12     ACCESS TO WORK IN PROGRESS AND DATA


12.1 Hughes Facilities. For those facilities solely owned and/or operated by Hughes, Hughes shall provide ICOGC and its Consultant(s) reasonable access to all Work being performed under this Contract, at reasonable times as mutually agreed upon by the Parties during the period of this Contract, provided that such access does not unreasonably interfere with such Work and access to Work is coordinated with the Hughes Program Manager or designated alternative(s). Such access shall be in compliance with Hughes' security requirements and United States law. Hughes may, at its reasonable discretion, deny access to persons who are employed by or affiliated with a company manufacturing satellites or major subsystems for satellites or providing launch services.


12.2      Disclosure. ICOGC and/or its Consultant(s) visiting Hughes facilities
          (a) will abide by Hughes' security regulations and applicable U.S. Government regulations; (b) will not use or disclose to a third party any information received in connection with the access provided hereunder and will use such information only in the performance of this Contract, whether or not such information is marked or otherwise identified as proprietary, save as provided in ARTICLE 21, CONFIDENTIALITY.

12.3 I-COSL. For purposes of access, I-COSL shall be considered the same as ICOGC and the provisions of this ARTICLE 12 shall apply mutatis mutandis to I-COSL and its Consultants.

12.4 Launch Service Provider Facilities. Notwithstanding the foregoing provisions of this ARTICLE 12, access by ICOGC and/or its Consultant(s) to any Launch Service Provider facility, including the Designated Launch Site, shall be governed by the terms defined in EXHIBITS B through E, as applicable.



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ARTICLE 13     INDEMNIFICATION

13.1 Each Party ("the Indemnifying Party") shall indemnify and hold harmless the other Party ("the Indemnified Party") and its Associates (or any of them), from any loss, damage, liability or expense suffered or incurred by any such person resulting from damage to all property and injury, including death, arising out of, or based upon, any event or circumstance occurring prior to arrival at the Designated Launch Site to the extent caused by a negligent act or omission of the Indemnifying Party or its Associates in the performance of the Work and at the Indemnifying Party's expense shall defend any suits or other proceedings brought against the Indemnified Party and/or its Associates (or any of them), on account thereof, and satisfy all judgments which may be incurred by or rendered against them (or any of them) in connection therewith.

13.2 Notwithstanding ARTICLE 13.1, each party ("the Indemnifying Party") shall be and remain solely responsible for, and shall indemnify and hold harmless the other Party ("the Indemnified Party") from and against any loss, damage, liability or expense suffered or incurred by the indemnifying Party resulting from loss or damage to the Indemnifying Party's property and/or injury including death, affecting the Indemnifying Party's personnel whilst on or within the Indemnifying Party's premises or on or within the premises of the Indemnified Party; provided however that the first One Hundred Thousand U.S. Dollars (US $100,00) of any such loss, damage, liability or expense shall be borne by each Party to the extent that it is liable under ARTICLE 13.1.

13.3 Prior to the time that either Party or its Associates enter the Designated Launch Site (as a precondition of such entry), each Party shall ensure that they and their respective relevant Associates shall sign a no-fault, no-subrogation inter-party waiver of liability consistent with that defined in the relevant Launch Service Agreement.
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13.4  In the event that either ICOGC or Hughes fails to obtain the aforesaid inter-party waiver of liability from their respective Associates, then ICOGC and Hughes shall indemnify and hold each other harmless from claims brought by the other Party or its Associates, for damage to any such persons' property or injury to, or death of, such persons' employees in connection with any launch operations in or around the Designated Launch Site.

13.5 Notwithstanding any other provision of this Contract, but without prejudice to any indemnities or insurance coverage as may be provided by Launch Service Providers, ICOGC shall indemnify and hold harmless Hughes and its Associates from any liabilities, losses and damages, including but not limited to those based on negligence, including any costs, expenses and damages whatsoever incurred by Hughes in defending, or assisting ICOGC in its defense, against any and all third party claims, including but not limited to, ICOGC's customer(s) or an agency of any Government with whom ICOGC shall have any obligation related to the Satellites arising after the launch attempt of a Satellite, and ICOGC shall obtain waivers of subrogation rights against Hughes and its Associates from ICOGC's insurers, if any.

      This indemnity shall not apply to Hughes or its Associates to the extent that they make a claim against ICOGC as a direct or indirect customer of ICOGC.

13.6 ICOGC shall defend and indemnify Hughes from any claims made by any third party against Hughes arising from any misrepresentation by ICOGC or any of its Affiliates to any third party in connection with the Launch Services and Management Services.

13.7 Neither Party shall be entitled to claim to be, nor shall it be, indemnified both under this Contract and under ARTICLE 13 of the Satellite Contract in respect of any loss, costs, claims, damages or expenses arising out of or in relation to the same event or circumstance.
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ARTICLE 14   WARRANTY

14.1 Launch Services. Hughes provides no warranty, either express or implied, in relation to any Launch Service provided herein, save as provided in this ARTICLE 14.

14.2 Management Services. Hughes warrants, in relation to the Management Services, that all services shall be performed in a professional and workmanlike manner consistent with generally accepted custom and practice in the industry.

14.3 Longterm Launch Service Agreements. Hughes warrants and ICOGC has entered into this Contract on the basis that the provisions of this Contract including EXHIBITS B through E and EXHIBIT I are reflected by binding and enforceable rights and remedies under the Longterm Launch Service Agreements which Hughes has entered into (or in the case of Zenit, which Hughes intends to enter into) with the relevant Launch Service Providers. Hughes further warrants that insofar as any provisions of this Contract (other than those contained in EXHIBITS B through E) are not reflected by or are in conflict with the rights and remedies granted to ICOGC under EXHIBITS B through E and EXHIBIT I that Hughes has now or will obtain any rights and remedies viz-a-viz the Launch Service Provider(s) as are necessary to fulfill the provisions of this Contract. In addition, Hughes shall not enter into any modification or amendment to any Longterm Launch Service Agreement which modifies ICOGC rights as specified in this Contract including EXHIBITS B through E and EXHIBIT I without the prior written approval of ICOGC, which approval shall not be unreasonably withheld.

14.4 Pursuit of Rights and Remedies. Hughes warrants that it shall utilize its reasonable efforts to initiate and pursue all rights and remedies specified in this Contract or EXHIBITS B through E, as applicable, including recovery or enforcement by legal or arbitral proceedings or utilization of any existing corporate guarantee or other financial guarantee or security.





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ARTICLE 15  RISK TO SATELLITE

15.1 Risk. The Parties are aware and agree that the use of expendable launch vehicles to launch satellites into orbit involves a degree of risk to the relevant satellite. By this Contact, the Parties have made a deliberate, knowing allocation between them of that risk and ICOGC shall solely bear the risk of loss for any Satellite launched hereunder.

15.2 Right to Destroy. The relevant Range Safety Officer or equivalent Launch Service Provider personnel shall be authorized to destroy, without liability or indemnity to the Launch Service Provider or Hughes, the relevant Launch Vehicle and Satellite if such action is mandated.



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ARTICLE 16     U.S. GOVERNMENT THIRD PARTY INDEMNIFICATION


In the event that ICOGC, at its sole discretion, is not reasonably satisfied that the U.S. Government third party indemnification coverage identified in the Commercial Space Launch Act is afforded to ICOGC, and consequently ICOGC elects to procure insurance in lieu of such U.S. Government third party indemnification
coverage, Hughes agrees to reimburse ICOGC for   *   of ICOGC direct documented
cost of such insurance not to exceed the value of Hughes' Management Services Fee identified in ARTICLE 4.1.

Notwithstanding the above, in the event that:

1) The Commercial Space Launch Act is clarified such that ICOGC is reasonably satisfied that it is included in such U.S. Government third party indemnification coverage; or

2) The Commercial Space Launch Act expires or is modified such that U.S. Government third party indemnification coverage is no longer available to launch vehicle customers;

then Hughes shall have no obligation to reimburse ICOGC for any costs procure, or share in the procurement of any insurance deemed necessary by ICOGC.


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.


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ARTICLE 17     TERMINATION

17.1 ICOGC Termination. ICOGC may terminate any unperformed portion of this Contract as specified below.

          17.1.1 ICOGC Termination For Convenience. At any point in time prior to Launch, ICOGC may direct Hughes, in writing, to terminate any Launch Service(s) provided herein for ICOGC convenience. As of the date specified (the "Effective Termination Date") in the written notice of termination from ICOGC, Hughes shall take the following actions:

          1) stop the provision of Management Services under this Contract on the Effective Termination Date and to the extent specified in the notice of termination; and

          2) terminate the appropriate Launch Service(s) on the Effective Termination Date; and

          3) settle all outstanding liabilities and all claims arising out of such termination in accordance with the provisions of this
               ARTICLE 17, TERMINATION.

               17.1.1.1 Termination Liability Prior To Or On 05 July 1996. For each Launch Service terminated by ICOGC in accordance with Paragraph 17.1.1 above prior to or on 05 July 1996, ICOGC shall be liable to Hughes for:

                         (a) for each Launch Service provided via a Longterm
                         Launch Service Agreement, an amount of   *   per
                         terminated Launch Service; or

                         (b) for each Launch Service not provided via a Longterm Launch Service Agreement, an amount resultant from the relevant formula in CALCULATION 2, as defined in
                         EXHIBIT 1, TERMINATION LIABILITY CALCULATION.


               * Confidential Treatment Requested and the Redacted Material has
                 been separately filed with the Commission.

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  17.1.1.2    Termination Liability After 05 July 1996. For each Launch Service terminated by ICOGC in accordance with Paragraph 17.1.1 above, after 05 July 1996, ICOGC shall be liable to Hughes for an amount resultant from the relevant formula in CALCULATION 2, as defined in EXHIBIT I, TERMINATION LIABILITY CALCULATION.

17.1.2 ICOGC Termination For Hughes Default. Provided that ICOGC is not in default of any term of this Contract. ICOGC may terminate, prior to Launch, any Launch Service in the event any of the following events occur.

1) Hughes breaches a material term of (i) this Contract; or (ii) the Satellite Contract; or (iii) a Launch Service Agreement and such breach of a material term by Hughes results in any Launch Service(s) provided herein being terminated for default by the relevant Launch Service Provider; or

2) Hughes shall (A) commence a voluntary case under the US Bankruptcy Code (as now or hereafter in effect) (the "Code"); or (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; or (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under the Code or other laws or such a case shall not have been dismissed or stayed within thirty (30) days of the filing of the petition commencing the same; or (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign; or (E) admit in writing its inability to pay, or generally not be paying its debts (other than those that are the subject of a bona fide dispute) as they become due; or (F) make a general assignment for the benefit of creditors; or (G) Hughes or the Hughes Parent Company sells, transfers or otherwise disposes of all or substantially all of its assets (other than for full consideration) and as a result of the Parent Company Guarantee provided by Hughes is prejudiced and adequate





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      security, in a form reasonably acceptable to ICOGC, is not additionally provided; or (H) take any action for the purpose of effecting any of the foregoing; or (I) a case or other proceeding shall be commenced against Hughes in any court of competent jurisdiction seeking (i) relief under the Code or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of Hughes or of all or any substantial part of its assets, domestic or foreign and such case or proceeding shall continue undismissed or unstayed for a period of thirty (30) days, or an order granting the relief request in such case or proceeding (including, but not limited to, an order for relief under the Code) shall be entered; or

3) If the interrelated Satellite Contract is terminated by ICOGC solely due to a default by Hughes under the Satellite Contract.

        17.1.2.1 For each Launch Service(s) terminated by ICOGC in accordance with Paragraph 17.1.2 above, ICOGC shall be liable to Hughes for an amount resultant from the formula in CALCULATION 1, as defined in EXHIBIT I, TERMINATION LIABILITY CALCULATION.

17.1.3. ICOGC Termination For Launch Service Provider Default. ICOGC shall, at its sole discretion, have the right to direct Hughes to terminate any Launch Service (which termination shall be effected by Hughes by either (i) terminating the relevant Launch Services or (ii) the Conversion of a Firm Launch to a Hughes Optional Launch) prior to Launch, if the Launch Service Provider is in material default of the terms and conditions of the relevant Launch Service Agreement, as specified in this Contract including EXHIBITS B through E.

Upon the termination or Conversion of the Launch Service by Hughes on behalf of ICOGC, the following shall occur:
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      17.1.3.1    Termination Settlement. ICOGC shall be entitled to receive a termination settlement consisting of (i) in the event of a Conversion, a refund of all payments submitted against the Launch Service Fee for the terminated Launch Service; and (ii) in the event of a Launch Service termination, (a) a refund of all payments submitted against the Launch Service Fee for the terminated Launch Service, and (b) reimbursement for direct damages or Launch Vehicle reprocurement fees as defined in the Table below. In addition to the above, Hughes shall retain a share of the Management Services fee, as such share is calculated in CALCULATION 2 of EXHIBIT I, TERMINATION LIABILITY CALCULATION.

LAUNCH SERVICE PROVIDER                  DIRECT DAMAGE OR REPROCUREMENT FEE
            VALUE
            --------------------------------------------------------------------------------
Delta-III   For a terminated Delta-III Launch Service, Hughes shall reimburse
            ICOGC for direct damages related to the terminated Launch Service
            not to exceed   *   . ICOGC shall submit an invoice to Hughes which
            includes a summary of the applicable direct damages within twenty
            (20) days of determining the same.
            --------------------------------------------------------------------------------
            Proton      In the event of an "anticipatory repudiation" by the
            Proton Launch Service Provider of its obligations under the Launch
            Service Agreement, Hughes shall provide to ICOGC either (i)
            equivalent Launch Services via an alternate Launch Vehicle, taking into account the launch manifest of such an alternative Launch
            Service Provider, or (ii)   *   per affected Launch, whichever the
            Proton Launch Service Provider elects to provide.
            --------------------------------------------------------------------------------

Zenit       For a terminated Zenit Launch Service, Hughes shall pay to ICOGC a
            reprocurement fee of   *   for each terminated Launch Service.
            --------------------------------------------------------------------------------


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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          17.1.3.2  Hughes Liability.  Notwithstanding any other Article or term in this Contract, in the event that Hughes elects to Convert a Firm Launch Service to an Optional Launch Service (as defined in EXHIBIT C and E) for utilization on another
                    Hughes program when ICOGC has the right to terminate a Launch Service Provider for default as specified in ARTICLE 13 of EXHIBIT C, ICOGC RIGHTS AND REMEDIES FOR DELTA-III LAUNCH SERVICES or ARTICLE 14 of EXHIBIT E, ICOGC RIGHTS AND REMEDIES FOR ZENIT LAUNCH SERVICES, Hughes shall be liable to ICOGC for the amounts specified above regardless of receipt of any payment from the relevant Launch Service Provider.

          17.1.3.3 Hughes Default. Notwithstanding any other provision of this Contract, in no event shall any breach or default by any Launch Service Provider be considered to be a breach or default of this Contract by Hughes.

17.2 Hughes Termination for ICOGC Default. Provided that Hughes is not in default of any terms of this Contract, Hughes may terminate, prior to Launch, any Launch Service(s) provided in this Contract for default upon written notice to ICOGC at any time after the occurrence of any of the following:

     1) Failure of ICOGC to make any payment validly due to Hughes hereunder when due, provided such failure is not cured within a period of thirty
          (30) calendar Days following receipt of written notice thereof from Hughes.

     2) Failure of ICOGC to maintain the irrevocable Letter of Credit in the amount specified in ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS, provided such failure is not cured within a period of five (5) Business Days following receipt of written notice thereof from Hughes.

     3) ICOGC passes a resolution for winding-up or a petition is presented for ICOGC's winding-up (unless such resolution or petition for winding up is pursuant to a scheme of corporate reconstruction or amalgamation and there is

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          no adverse effect on the payment obligations to Hughes hereunder) and, unless granted, is not dismissed within thirty (30) Days from presentation; or ICOGC becomes unable to pay its debts as they become due; or a receiver is appointed over all or a substantial part of ICOGC's assets and the appointment is not discharged within thirty
          (30) Days; or ICOGC or ICOGC's Parent Company sells, transfers, or otherwise disposes of all or the greater part of its assets (other than for full consideration) and as a result the Parent Company Guarantee provided by ICOGC is prejudiced and adequate security in a form reasonably acceptable to Hughes is not additionally provided.

     4) If the interrelated Satellite Contract is terminated for any other reason than a default by Hughes under the Satellite Contract.

     5) If any Launch Service provided under this Contract is terminated by the Launch Service Provider for default due to: (i) a failure of payment by ICOGC under this Contract; or (ii) a Launch Service postponement requested or caused by ICOGC, or (iii) the breach by ICOGC of a material term of this Contract which, as a direct result, is the sole cause of a Launch Service termination by the relevant Launch Service Provider against Hughes provided always that the right of termination under this ARTICLE 17.2 shall only apply to the Launch Service so affected.

     17.2.1 For each Launch Service(s) terminated by Hughes in accordance with Paragraph 17.2 above, ICOGC shall be liable to Hughes for the amount resultant from the relevant formula in CALCULATION 2, as defined in EXHIBIT I, TERMINATION LIABILITY CALCULATION.

     17.2.2 The rights and remedies provided to Hughes in this Paragraph 17.2 shall be exclusive and in lieu of any other rights and remedies provided by law or in equity.

17.3 Termination Liability Mitigation. Without prejudice to the Delta-III Termination Liability Mitigation as specified in EXHIBIT I, TERMINATION LIABILITY CALCULATION, for any
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     Launch Service terminated after 05 July 1996, Hughes shall utilize its reasonable efforts to mitigate any resultant termination liability which ICOGC is liable for by utilizing the rights granted by the relevant Launch Service Agreement or such other rights or remedies negotiated with the Launch Service Provider, if any. Hughes shall attempt to mitigate the applicable termination liability for a period of eighteen (18) Months after the relevant termination event or the time period granted by the relevant Launch Service Agreement, whichever is less. The mitigation responsibility shall not require Hughes to incur or pay any Launch Revision Fees or any other charge whatsoever.

     In furtherance of the above, Hughes as its sole obligation shall contact, with ICOGC if requested, any Hughes Customer which may be able to utilize the terminated Launch Service(s) for the purposes of determining if the Hughes Customer has any interest in assuming or acquiring the terminated Launch Service. ICOGC shall have the right to review and accept or reject, prior to definitization, any proposed business transaction between Hughes, the Launch Service Provider and the relevant Hughes Customer. Upon receipt from Hughes, ICOGC shall provide acceptance or rejection of any proposed business transaction within fourteen (14) calendar Days.

     In addition, Hughes shall use its reasonable efforts to negotiate the assignment, or novation, of the rights and benefits for any outstanding Launch Service to ICOGC if this Contract is terminated due to a default by Hughes under the Satellite Contract or this Contract. Any transfer, assignment, or novation of a Launch Service to ICOGC shall be subject to the terms of the relevant Launch Service Agreement and approval of the relevant Launch Service Provider. ICOGC shall have the right to review and accept or reject, prior to definitization, any proposed assignment, or novation.

     ICOGC agrees that any bonafide offer delivered by Hughes to ICOGC for review shall be deemed to constitute the exercise of reasonable efforts.
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     Upon execution of the applicable business transaction, Hughes shall reimburse ICOGC the termination liability mitigation value within five (5) Business Days from receipt of such value from the respective Launch Service Provider or Hughes Customer, as appropriate.

17.4 Maximum Termination Liability. In no event shall ICOGC be liable to Hughes under this ARTICLE 17 for any termination liability value greater than the Contract Price. Any termination payment due to Hughes from ICOGC shall give credit for any amounts paid by ICOGC in respect of the terminated Launch Service(s).

17.5 Management Services Termination. For the purposes of this ARTICLE 17, any termination of a Launch Services shall include the termination of the associated Management Services and the cost of such termination of the associated Management Services is included within the amounts derived from CALCULATIONS 1 and 2 of EXHIBIT I, TERMINATION LIABILITY CALCULATION.

17.6 Remedies. In the event that the terminated Launch Service Provider fails to provide any termination settlement payment to Hughes, as specified in this
     ARTICLE 17, Hughes shall utilize its reasonable efforts to initiate and pursue all remedies specified in this Contract including EXHIBITS B through E, as applicable, including recovery by legal or arbitral proceedings or the utilization of any existing corporate guarantee or other financial guarantee or security. In no event shall Hughes be liable to ICOGC for any Launch Service Provider termination settlement payment or remedy until Hughes has received such termination settlement payment or remedy from the Launch Service Provider. Failure of Hughes to receive or obtain any termination settlement or remedy from the relevant Launch Service Provider shall not be considered a breach or default of this Contract by Hughes.
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ARTICLE 18     DATA RIGHTS

Neither Party nor any Launch Service Provider shall obtain rights or ownership to any intellectual property utilized and/or provided by the other Party under this Contract or by any Launch Service Provider.
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ARTICLE 19     RESERVED
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ARTICLE 20     RIGHTS IN INVENTIONS

Neither Party shall obtain any rights to any invention developed or utilized by the other Party or its Associates in the performance of this Contract.
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ARTICLE 21     CONFIDENTIALITY

21.1 The Parties may provide or exchange proprietary information during the performance of the Work, in oral or written form, which may include specifications, drawings, sketches, models, samples, computer programs, reports, data, techniques, designs, codes, documentation, and financial, statistical or other technical information essential to the objectives of this of this Contract. All disclosures of such information will be treated as proprietary if marked as "Proprietary" by the Party making the disclosure at the time of disclosure.


21.2 Subject to the provisions of ARTICLE 21.3 below, the Party receiving the proprietary information of the other Party shall maintain such information in confidence and shall not use such information except as expressly authorized by this Contract. Each Party agrees to use the same care and discretion to void unauthorized disclosure, publication or dissemination of the other Party's proprietary information and the unauthorized use thereof as the receiving Party uses with respect to similar information of its own, but in no event, less than reasonable care. Should it become legally necessary for either Party to disclose certain of the other Party's proprietary information to a third party, it shall be disclosed only to the extent required by law and after a five (5) Days prior written notification to the other Party of the requirement for disclosure.

21.3 The obligations of confidentiality and restrictions on use specified in this ARTICLE shall not apply to any information that:


        A. is already in the possession of the receiving Party without obligation of confidentiality at the time of disclosure;

        B. is independently developed by the receiving Party or any of its Affiliates or subcontractors prior to disclosure as evidenced by appropriate documents;

        C. is or becomes publicly available without breach of this Contract and without the fault of the receiving Party;


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        D.      is lawfully and rightfully received by the receiving Party from a third party; or

        E.      is released for public disclosure by the disclosing Party.

        Specific information shall not be deemed to be available to the public or in possession of the receiving Party merely because it is embraced by more general information so available or in the receiving Party's possession.

21.4 Hughes shall take best efforts necessary, including a appropriate contractual provisions in subcontracts, to ensure the confidentiality of all proprietary information of ICOGC which may be disclosed to Subcontractors and Launch Service Providers.

        ICOGC shall take best efforts necessary, including the appropriate contractual provisions in consulting agreements, to ensure the confidentiality of all proprietary information of Hughes which may be disclosed to Consultants.

21.5 Except as otherwise provided in this Contract including but not limited to ARTICLE 18, DATA RIGHT'S herein, the receiving Party agrees that: (i) any proprietary information disclosed hereunder shall be used by the receiving Party solely for the purpose of performing its functions in connection with the Party's relationship with respect to the Work; (ii) it will not use the proprietary information disclosed hereunder for any other purpose; and (iii) it will not distribute, disclose or disseminate to anyone such proprietary information of the disclosing Party, except that either Party may disclose to its own employees or subcontractors on a need-to-know basis, and either Party may disclose with the consent of the disclosing Party which consent will not be given unless such third party executes a proprietary data protection agreement with terms consistent with the requirements herein prior to receiving such information.

21.6 The Parties will specify individuals in writing as the point of contact for receiving proprietary information exchanged between the Parties pursuant to this Contract.


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21.7    ICOGC shall maintain EXHIBITS B through E, in accordance with the
        Proprietary Data Agreement of even date executed between the Parties.

21.8 The confidentiality obligations in this ARTICLE 21 shall survive expiration or termination of this Contract for whatever cause.

21.9 Nothing herein shall require a Party to disclose proprietary information to another.

21.10 The obligations imposed by this ARTICLE 21 shall be limited in time only by the events listed in ARTICLE 21.3, A through E.

21.11 Neither Party shall disclose the terms or conditions of this Contract, except as may be required to perform this Contract, to acquire financing or insurance or a benefit thereof, in support of arbitration or legal proceedings relating hereto, or as required by its Government or in the normal course of reporting to its parent company of for any other reason with the consent of the other Party, which consent shall not be unreasonably withheld.


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-------------------------------------------------------------------------------

ARTICLE 22      INTERPRETATION

22.1    Applicable Law

        This Contract and any performance related thereto shall be interpreted and construed, governed and enforced in accordance with the Laws of England; it being understood that the UN Convention on the International Sale of Goods shall not applicable.

22.2    Amendments

        The Contract may not be modified except by written amendment signed by duly authorized representatives of both Parties.

        The responsible authorized representatives of the Parties may be added to or changed from time to time by written notice to the other Party. Until further notice, the responsible authorized representatives are as stated in ARTICLE 24, NOTICES.

        For the purpose of administration of this Contract, including amendments, any communication between ICOGC and Hughes shall be enforceable and binding upon the Parties only if signed by the appropriate responsible authorized representatives.


22.3    Changes Requested by Hughes or ICOGC

A. Any changes requested by Hughes during the performance of this Contract, within the general scope of this Contract, which will or may add or delete Work, affect the provision of Launch Services or Management Services or will affect or may affect any other requirement of this Contract, shall be submitted in writing to ICOGC within an acceptable time period prior to the proposed date of the change. Such submittal shall allow ICOGC a reasonable period of time to evaluate Hughes' requested change. If such Hughes' requested change causes an increase or decrease in the total Contract Price, Hughes shall submit proposal to ICOGC.



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B.      ICOGC shall notify Hughes in writing within thirty (30) Days after receipt of the requested change and price adjustment, if any, whether or not it agrees with and accepts such change. If ICOGC agrees with and accepts the Hughes' requested change, Hughes shall proceed with the performance of the Contract as changed and an amendment to the Contract reflecting such change, and price adjustment, if any, shall be issued. If ICOGC does not agree with such Hughes' requested change, the Parties shall attempt to reach agreement on such change. In the event the Parties are unable to reach agreement on such change, or price adjustment, if any, or both, Hughes shall proceed with the performance of the Contract, as unchanged.

C. For any changes requested by ICOGC during the performance of this Contract which will or may affect the provision of Launch Services or Management Services, Hughes shall respond to that request in writing to ICOGC within thirty (30) Days after such request. If such ICOGC requested change causes an increase or decrease in the total Contract Price, Hughes shall submit to ICOGC, at the time the response to the requested change is submitted, the details of such increase or decrease. If ICOGC should question the values involved in any proposal by Hughes, subject to the execution of a non-disclosure agreement between all relevant Parties, Hughes shall provide access to a third party auditor acceptable to both Parties, which third party auditor may review the relevant cost documentation and certify to ICOGC as to the validity of the Hughes proposal. ICOGC shall notify Hughes in writing, within a reasonable time after receipt of Hughes' response, whether or not it agrees with and accepts Hughes' response. If ICOGC agrees with and accepts Hughes' response, Hughes shall proceed with the performance of the Contract as changed and an amendment to the Contract reflecting such change, and price adjustment, if any, shall be incorporated into the Contract. If ICOGC does not direct such change, then Hughes shall proceed with the performance of the Contract as unchanged.
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ARTICLE 23     PUBLICITY

Each Party shall obtain the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed, concerning the content and timing of news releases, articles, brochures, advertisements, prepared speeches and other information releases concerning the Work performed or to be performed hereunder, within reasonable time prior to the release of such information. For the avoidance of doubt, each Party shall be allowed to publicize the award of the Contract, subject to the approval process stated above.

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ARTICLE 24      NOTICES

All notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by prepaid first class post, or by telex, telefax or cable addressed to the intended recipient thereof at its address set out below or to such other address or telex or telefax number as either Party may from time to time duly notify the other.

     A.   In respect of ICOGC, to:

          ICO Global Communications (Operations) Ltd.
          c/o I-CO Services Limited
          1 Queen Caroline Street
          Hammersmith, London W6 9BN
          United Kingdom

          Telephone: (0181) 600-1000
          Facsimile: (0181) 600-1199
          Attention: Olof Lundberg
                     Chief Executive Officer

          cc:        Space Segment Contracts Administrator
                     ICO Program Office
                     Hughes Space & Communications, MS: SC/S10/S35
                     PO Box 92919
                     Los Angeles, CA, 90009
                     Phone: (310) 364-9407
                     Facsimile: (310) 364-9495
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B.   In respect of Hughes, to:

     Hughes Space and Communications International, Inc.
     Bldg. S10, M/S S350,
     Post Office Box 92919, Airport Station,
     Los Angeles, California 90009
     Telephone: (310) 364-5729
     Facsimile: (310) 364-7990
     Attention: Dennis R. Beeson
                Manager, Contracts

     cc:        John Perkins
                Vice-President, Launch Services Acquisition & Risk Management
                Bldg: A01 M/S:4A436
                Post Office Box 9712
                Long Beach, California 90810-9928
                Phone: (310) 525-5235
                Facsimile: (310) 525-5310

Any notice or other document if served by post, shall be deemed to have been served at the expiration of seven (7) Days after the time when the letter containing the same was posted, and in proving such service it shall be sufficient to prove that the letter containing the notice or document was properly addressed, stamped and posted. A notice sent by telex, telefax or cable is deemed to have been served: (1) two (2) hours after dispatch, if dispatched on a Business Day before 3:00 PM; or (2) in any other case, at 10:00 AM on the Business Day after the date of dispatch. Here a Business Day means a Business Day in the city or other location to which the notice is sent, and the times mentioned are those in that location.


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ARTICLE 25     INTEGRATION

This contract, together with the EXHIBITS, contains the entire agreement between the Parties relating to subject matter hereof. All prior understandings, representations and warranties (including those contained in sales, promotional and/or marketing materials) by and between the Parties, written or oral, which may be related to the subject matter hereof in any way, are superseded by this Contract.


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ARTICLE 26     ASSIGNMENT

26.1 Hughes shall not assign, novate or transfer this Contract or any of its rights, duties or obligations thereunder to any person or entity, in whole or part without the prior written consent of ICOGC (which approval shall not be unreasonably withheld or unduly delayed) except that Hughes may assign, novate or transfer this Contract, and its duties and obligations thereunder either in whole or in part, to any Hughes Affiliate which is not engaged in business competitive to ICOGC provided always that Hughes shall remain liable with respect to performance of all duties and obligations set forth in this Contract, including compliance with all applicable laws and regulations and provided further that the Hughes Guarantee specified in EXHIBIT H, HUGHES GUARANTEE, remains in full force and effect.

26.2 ICOGC shall have no right to assign, novate or transfer this Contract, or any of its rights, duties or obligations hereunder without the prior written consent of Hughes (which consent shall not be unreasonably withheld or unduly delayed), except to any ICOGC Affiliate or to a third party financing the Satellites or Launch Services provided that each such assignment, novation or transfer shall have no material adverse effect on material obligation of ICOGC under this Contract, including, but not limited to, payment obligations to Hughes under this Contract.

26.3 In the case of an assignment, novation or transfer of this Contract by ICOGC in accordance with ARTICLE 26.2, the ICOGC Guarantee specified in EXHIBIT G, ICOGC GUARANTEE, shall remain in full force and effect save where the assignment, novation or transfer is to a third party financing the Satellites or Launch Services, in which case Hughes' consent to release the said ICOGC Guarantee may be requested by ICOGC and such consent shall not be unreasonably withheld, or unduly delayed.


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26.4    ICOGC shall give fifteen (15) Business Days prior notice to Hughes of any assignment, novation or transfer and brief details explaining the proposed transaction.

26.5 This Contract shall be binding upon the Parties hereto and their successors and permitted assigns.


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ARTICLE 27     SEVERABILITY

In a event any one or more of the the provisions of this Contract shall, for any reason, be held to be invalid or unenforceable, the remaining provisions of this Contract shall be unimpaired, and the invalid or unenforceable provision shall be replaced by a mutually acceptable provision which, being valid and enforceable, comes closest to the intention of the Parties underlying the invalid or unenforceable provision.


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ARTICLE 28     RESERVED

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ARTICLE 29     RESERVED


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ARTICLE 30     DISPUTES AND ARBITRATION

30.1 If, during the course of performance hereunder, dispute arises between ICOGC and Hughes as to the rights or obligations of either Party under this Contract, either Party may give written notice of its objections and the reasons therefor ("Dispute Notice") and may recommend corrective action. Hughes' Program Manager shall consult with ICOGC's authorized senior program management representative in an effort to reach a mutual agreement to overcome such objections. In the event mutual agreement cannot be reached within five (5) Business Days of such notice, the respective positions of the Parties shall be forwarded to ICOGC's Chief Executive Officer and Hughes' President, for discussion and an attempt to reach mutual agreement.

30.2 If mutual agreement cannot be reached within fifteen (15) Business Days of the Dispute Notice, such dispute may be referred on the application of either Party for final determination to an arbitration tribunal convened by the London Court of International Arbitration which shall be conducted by three arbitrators in the English language.

30.3    The place of arbitration shall be London, England.

30.4 The award rendered by the arbitration tribunal shall be binding on both Parties, and shall be enforceable by any court of competent jurisdiction. The cost of arbitration, including the fees and expenses of the arbitrators, will be shared equally by the Parties, unless the award otherwise provides. Each Party shall bear the cost of preparing and presenting its own case, unless the award otherwise provides.

30.5 Notwithstanding anything else contained herein, the Parties agree that time is of the essence with regard to the time limits imposed by this
        ARTICLE 30 in resolving such dispute.
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ARTICLE 31     RESERVED


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ARTICLE 32     REPLACEMENT LAUNCHES

32.1 Replacement Launch Services. If any Launch Service herein should result in mission failure, ICOGC may request Hughes to provide a replacement Launch proposal. Such request shall include preferred Launch Service Provider(s), the date on which the Satellite is anticipated to be ready for launch and any mission specific data which will influence the provision of Launch Services for that Satellite. Within thirty (30) Days of receipt of such a request, Hughes shall submit a proposal to ICOGC for the acquisition of a replacement Launch Service. Any Hughes proposal shall be based upon and subject to the terms of the applicable Launch Service Agreement(s). Hughes agrees to provide to ICOGC any priority scheduling right or benefit allowed for in the applicable Launch Service Agreement(s) for the mission failure.

32.2 Hughes Proposal. Any Hughes proposal for a replacement Launch under an existing Longterm Launch Service Agreement shall: (i) be based upon, and be subject to, the provisions of the relevant EXHIBIT(S) B through E;
        (ii) utilize the Launch Service Fee and payment schedules specified in Table 4 and Table 5 of ARTICLE 4, CONTRACT PRICE, PAYMENT AND
        ADJUSTMENTS; and (iii) include a fee of   *   per Launch Service. Any
        Hughes proposal for a replacement Launch which does not utilize a Longterm Launch Services Agreement shall include a Management Services fee equal to * of the relevant Launch Service Cost initially proposed, and finally negotiated between Hughes and the Launch Service Provider.


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.


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ARTICLE 33     OPTIONS

33.1 Launch Insurance. Upon receipt of written request from ICOGC, Hughes shall submit a proposal to ICOGC for the provision of launch insurance for the Launch Services provided herein. Such proposal shall assume that the launch insurance shall be obtained by Hughes on behalf of ICOGC and that ICOGC shall be the named insured. The written request from ICOGC shall identify the Launch Services, the coverage timing and the coverage amounts of such launch insurance policy. Any Hughes proposal shall be based upon the actual launch insurance cost to Hughes and shall include
        an additional Management Services fee equal to   *   of the actual
        launch insurance cost. ICOGC shall notify Hughes whether it accepts or rejects any Hughes proposal within thirty (30) Days of receipt of such proposal or by the offer validity date provided by the relevant insurance underwriters, whichever is sooner. For the purposes of this Paragraph, launch insurance may also include any relaunch, repayment or other type of insurance program offered by any Launch Service Provider.

33.2 Additional Launch Services. At any point in time, ICOGC may request Hughes to provide additional Launch Services under any Longterm Launch Service Agreement Any such request by ICOGC shall identify the required Launch Period, preferred Launch Service Provider and Satellite to be launched. Hughes shall provide a written proposal to ICOGC within fifteen (15) Calender Days of receipt of such request. Any Hughes proposal shall be subject to and conditional upon: i) the existence and terms of a Longterm Launch Service Agreement with the Launch Service Provider identified in such ICOGC request as of the later of the date of
        (a) the relevant ICOGC request or (b) the Launch Service option exercise; ii) compliance with the scheduling constraints specified in
        ARTICLE 3.3.3 herein; iii) the availability of the Launch Vehicle in the requested Launch Period, and iv) compliance with the Launch Service Fee and payment schedules specified in Tables 4 and 5 of ARTICLE 4, CONTRACT PRICE, PAYMENT AND ADJUSTMENTS. For the avoidance of doubt, if Hughes has a launch opportunity available under a Longterm Launch


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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        Service Agreement, subject to the terms of this ARTICLE 33.2, Hughes shall allow ICOGC to purchase such launch opportunity to Launch an option Satellite.
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ARTICLE 34     LIMITATION OF LIABILITY

34.1 In no event shall either Party be liable to the other Party or its Associates or customers under or in connection with this Contract under any theory of contract, tort, negligence, strict liability or any other legal or equitable theory or otherwise for special, collateral, punitive, exemplary, consequential, indirect and/or incidental damages (including but not limited to lost revenues, loss of goodwill, loss of savings, loss of use, interruptions of business and claims of either Party or for any other form of economic loss), except as expressly provided in this Contract. It is the intent of the Parties that the public interest is not involved in the subject matter of this Contract.


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ARTICLE 35     MISCELLANEOUS

35.1 Disclaimer of Agency. None of the provisions of this Contract shall be construed to mean that either Party hereto is appointed or is in any way authorized to act as an Agent of the other Party. This Contract does not constitute, create, give effect to, or otherwise recognize a joint venture, partnership or formal business organization of any kind, and the rights and obligations of the Parties shall be limited to those expressly set forth herein.

35.6 Waiver of Breach of Contract. A waiver of any breach of a provision hereof shall not be binding upon either Party unless the waiver is in writing and such waiver shall not affect the rights of the Party not in breach with respect to any other or future breach. No failure or delay by any Party or time or indulgence given by it in or before exercising any remedy or right under or in relation to this Contract shall operate as a waiver of the same nor shall any single or partial exercise of any remedy or right preclude any further exercise of the same or the exercise of any other remedy or right.

35.3 Term of Contract. This Contract shall remain in full force and effect as long as either Party is or may be required to perform any obligation pursuant to this Contract.

35.4 Language. With respect to all correspondence relating to this Contract and to all material, including labels and markings of equipment, submitted by Hughes hereunder, the English language and U. S. units of measure, or unit(s) of measure utilized by a Launch Service Provider shall be used. Controlling language for this Contract shall therefore be the English language.
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35.5    Key Personnel. Hughes agrees that the following individuals are necessary for the successful completion of Management Services and Launch Services to be performed under this Contract and shall not be removed from the performance of these services without the consent of ICOGC, which consent shall not be unreasonably withheld. In the event that these personnel become unavailable for any reason and consent is given, Hughes shall select suitable replacement personnel who possess comparable levels of experience, qualifications and ability. Notwithstanding its role in approving key personnel and their replacements, ICOGC shall have no supervisory control over their work, and nothing in this ARTICLE shall relive Hughes of any of its obligations under this Contract, or of its responsibility for any acts or omissions of its personnel.

        Name             Title
        ----             -----
        J. Perkins       Vice-President,
                         Launch Services Acquisition & Risk Management

        G. Dutcher       Program Manager


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IN WITNESS WHEREOF, this Contract has been issued in two counterparts and signed in the city of Brussels, Belgium on behalf of ICOGC and Hughes by persons authorized on their behalf.

HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC.

See Original Contract for Signatures

By:
   ----------------------------------------
                (Signature)

Name:
      -------------------------------------

Title:
       ------------------------------------


ICO GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED

See Original Contract for Signatures

By:
   ----------------------------------------
                (Signature)

Name:
      -------------------------------------

Title:
       ------------------------------------

                                                                         4.7.2.1


                                                       1 JULY 1996 - AMENDMENT 1

                        CONTRACT NUMBER: ICOO/95-1003/YW




                           LAUNCH SERVICES SUPPLY AND
                               MANAGEMENT CONTRACT


                            ------------------------

                                    Exhibit A
                                Statement of Work

                            ------------------------


                                 7 December 1995



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CONTRACT NO: ICOO/95-1003/YW                                   STATEMENT OF WORK
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

1         MANAGEMENT SERVICES PROVIDED FOR ICOGC GLOBAL
          COMMUNICATIONS (OPERATIONS) LIMITED (ICOGC) ..........................1

1.1       Scope ................................................................1

1.2       Applicable Documents .................................................1

2         DESCRIPTION OF WORK ..................................................2

2.1       Launch Service Provider Selection And Turn-On ........................2

2.1.1     Launch Schedules .....................................................2

2.1.2     Launch Agreements ....................................................2

2.2       Post Launch Service Provider Contract Award ..........................2

2.2.1     Management Activities ................................................2

2.2.1.1   Progress and Technical Meetings ......................................3

2.2.2     Selection of Launch Slot and Launch Date .............................3

2.2.3     Satellite/Launch Vehicle Technical Activities ........................3

2.2.4     Documentation ........................................................4

2.2.5     Launch Vehicle Acceptance ............................................4

2.2.6     Mission Director .....................................................5

3         REPORTING ............................................................6

4         RESERVED .............................................................7

5         LOGO .................................................................8

6         LAUNCH CAMPAIGN ACCOMMODATION AND FACILITIES .........................9

7         PRODUCT ASSURANCE ACTIVITIES & SAFETY ...............................11

7.1       Launch Vehicle Qualification ........................................11

7.2       Launch Vehicle Failure Reviews ......................................11

7.3       Requests for Deviation/Waiver .......................................11

8         PAYLOAD PROCESSING FACILITIES AND SERVICES ..........................12

9         MISSION INTEGRATION .................................................13

10        POST MISSION SUPPORT SERVICES .......................................14


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CONTRACT NO: ICOO/95-1003/YW                                   STATEMENT OF WORK
--------------------------------------------------------------------------------

1 MANAGEMENT SERVICES PROVIDED FOR ICOGC GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED (ICOGC)

1.1 Scope. This Statement of Work defines the Management Services to a provided by Hughes Space and Communications International, Inc., (Hughes) to ICOGC for the supply of Launch Services and the overall management of the Launch Service Agreements for Launch of ICOGC's twelve
        (12) Satellites. Hughes shall assume all day-to-day management activities relative to the procurement of Launch Services.

1.2 Applicable Documents. Satellite Contract Between Hughes Space and Communications International, Inc. and ICOGC Global Communications (Operations) Limited, dated 3 October 1995, Contract Number ICOO/95-1002/NR.



                                                                          Page 1
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CONTRACT NO: ICOO/95-1003/YW                                   STATEMENT OF WORK
--------------------------------------------------------------------------------

2       DESCRIPTION OF WORK

2.1 Launch Service Provider Selection And Turn-On. Hughes shall ensure that the contract provisions with the Launch Service Providers enable Hughes to meet the requirements defined in this Statement of Work, and are fully consistent with the Satellite design, Designated Launch Site processing and mission requirements.

        2.1.1. Launch Schedules. Hughes shall schedule each of the respective Satellite Launches with a Launch Service Provider in sufficient time to assure that the scheduling requirements of the Contract are satisfied. Hughes shall provide alternate Launch risk management plans in the event scheduling problems develop.

        2.1.2 Launch Agreements. Launch Services via Long Term Launch Service Agreements shall be employed to satisfy the terms of this Contract, or at ICOGC's direction, Hughes shall develop, in conjunction with ICOGC, the appropriate and necessary Request For Proposal (RFP) documentation (when necessary), consistent with the requirements, terms and conditions of this Contract and the Satellite Contract to enable the competitive solicitation of bids from alternate Launch Service Providers.

                Hughes shall manage this program so as to minimize the impact of any Launch Service Provider substitution.

2.2     Post Launch Service Provider Contract Award

        2.2.1 Management Activities. After Launch Service Provider turn-on or award of a Launch Service Agreement, Hughes shall provide all appropriate management and technical services to support the Satellite to Launch


                                                                          Page 2
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                                                       1 JULY 1996 - AMENDMENT 1
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CONTRACT NO: ICOO/95-1003/YW                                   STATEMENT OF WORK
--------------------------------------------------------------------------------

                Vehicle interface activities and shall be responsible for all Contract management functions, including but not limited to:

                -       Negotiation of contract changes

                -       Management and tracking of program milestones

                -       Coordination of data/information exchanges, and

                -       Data approvals as required by the Launch Service
                        Agreement

        2.2.1.1 Progress and Technical Meetings. Regular progress meetings shall be conducted as necessary with the Launch Service Providers to which ICOGC shall be invited. As a minimum these will be held at quarterly intervals and may be combined with technical interface meetings for expediency.

        2.2.2 Selection of Launch Slot and Launch Date. Hughes shall coordinate the development of the Launch Service Master Phasing Schedule and monitor progress against major milestones.

                Hughes shall ordinate with ICOGC the selection of the relevant Launch Slot and Launch Date consistent with the schedule established by ICOGC requirements. Hughes shall initiate discussion with ICOGC at least thirty (30) calender Days prior to the determination dates for the establishment of the Launch Date.

        2.2.3 Satellite/Launch Vehicle Technical Activities. Hughes shall coordinate the overall schedule for the Launch Services and content of meetings and major reviews throughout the Satellite/Launch Vehicle integration process.



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--------------------------------------------------------------------------------

                Hughes shall ordinate the Launch Vehicle and Satellite integration process and provide the management interface to ensure that technical requirements, data and analyses are established and coordinated between the engineering staffs of the Satellite Program Office and the Launch Service Provider.

                Hughes shall maintain and report the status of all action items generated from the above meetings and coordinate their resolution.

        2.2.4 Documentation. Hughes shall review and provide ICOGC all documentation, analyses and reports prepared under this Contract, in accordance with the applicable Launch Service Agreement, which are required to successfully complete the integration process. These may include, but are not limited to:

                -       Interface Control Documents

                -       Coupled Loads Analysis

                -       Thermal Analysis

                -       Integration and Mission Analyses

                -       Launch Operations and Safety Planning

                -       Separation analysis

                -       Venting analysis

                -       Clearance analysis

                -       Launch operations and safety documents

                - Payload matchmates and separation shock tests when required.

                - Trajectory, Guidance Targeting, Accuracy analysis and associated orbit characteristics and dispersion

                -       Launch Vehicle contamination and cleanliness analysis

                -       Launch Failure Reports, if applicable

        2.2.5 Launch Vehicle Acceptance. Hughes shall monitor all work in progress and the final acceptance of the Launch Vehicle in accordance with the



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CONTRACT NO: ICOO/95-1003/YW                                   STATEMENT OF WORK
--------------------------------------------------------------------------------

                applicable Launch Service Agreement. This shall include, but is not limited to:

                - review of progress reports submitted by the relevant Launch Service Provider

                -       attending major reviews

                -       tracking problem resolutions

        2.2.6   Mission Director

                Hughes shall act in the capacity of Mission Director (i.e ., the individual responsible for providing the Satellite status during the Launch campaign and the final go/no-go decision for Launch to the Launch Service Provider) for ICOGC during the Launch.





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--------------------------------------------------------------------------------

3.0     REPORTING

        Hughes shall provide ICOGC with full visibility of Contract and technical actions by providing a monthly progress report to the ICOGC resident team. The format of this report shall be jointly agreed upon by ICOGC and Hughes and shall be adjusted over the life of the program as necessary.

        Hughes shall inform ICOGC, or its designated representative, of the date and time of all significant meetings (i.e. Preliminary Design Reviews, Critical Design Reviews, Management Review Meetings, etc.), and ICOGC personnel or their designated representative, as they choose, may attend any of the meetings held with the Launch Service Provider and/or the Satellite manufacturer. This attendance shall be limited to three (3) ICOGC personnel. Additional ICOGC personnel may attend as mutually agreed upon by ICOGC, Hughes and the Launch Service Provider.

        Hughes shall notify ICOGC promptly, initially either in person or by telephone and then shall confirm in writing within seven (7) Days, of any material event, circumstance, or development which the Hughes Mission Manager reasonably believes will affect (a) the quality of any Launch Vehicle or component part thereof or any services or data and documentation to be provided herein, or (b) the Launch Schedule(s) herein. Notifications made pursuant to this Paragraph are intended to supplement but not replace information available or provided to ICOGC pursuant to this Article.




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--------------------------------------------------------------------------------

4.0     RESERVED






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CONTRACT NO: ICOO/95-1003/YW                                   STATEMENT OF WORK
--------------------------------------------------------------------------------

5.0     LOGO

        The Launch Service Provider shall include provision for the inclusion of the ICOGC logo on each Launch Vehicle fairing. ICOGC shall supply final details of the logo no later than Launch minus twelve Months (2-12) for the first Launch on each type of Launch Vehicle (i.e. Atlas IIAS, Proton, Delta III, Zenit, etc.).




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--------------------------------------------------------------------------------

6.0     LAUNCH CAMPAIGN ACCOMMODATION AND FACILITIES

        Hughes shall assure that the Launch Service Providers will make available office space for up to three (3) ICOGC residents and/or representatives at the Launch Service Provider's Satellite processing and Designated Launch Site facility, for the duration of the Satellite Launch campaign. These facilities shall be co-located with those of the Hughes Launch support team. Appropriate telephone, fax, copying and other general office facilities shall be provided. ICOGC shall have full access to all appropriate data and monitoring facilities at the Designated Launch Site which are available to the Hughes Launch team.

        In the case of Proton or Zenit Launches where commercially available off-base housing, transport and general living facilities are not available, Hughes shall, if requested, arrange to supply these to the ICOGC personnel in the same manner provided to its own Launch team. All charges, if any, incurred by Hughes for the provision of these living facilities, food and transportation shall be billed to ICOGC.

        Note: i For Launches conducted in Baikonur, there is a charge of between $115.00 US and $135.00 US (depending on the year of the Launch) for lodging and all food service per person per day. A charge of $900.00 US per person is levied for round trip transportation from Moscow to the Baikonur Launch Site and all associated ground transportation.

              ii For Zenit Launches transportation for ICOGC personnel to Long
                 Beach, California, and/or any other point of debarkation of the command and control ship or any air transportation, or surface ship transport to the command and control ship at sea, shall be borne by ICOGC. Any cost for ICOGC personnel's lodging, meals, transportation and recreation, while on board the command and control ship, shall be borne by ICOGC, but shall not to exceed $200.00 US per day per

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--------------------------------------------------------------------------------

                person. If Hughes is not charged for lodging, meals and transportation while on board the command and control ship, no cost will be passed to ICOGC.

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CONTRACT NO: ICOO/95-1003/YW                                   STATEMENT OF WORK
--------------------------------------------------------------------------------

7.0     PRODUCT ASSURANCE ACTIVITIES & SAFETY

        7.1 Launch Vehicle Qualification. Hughes shall ensure that the Launch Service Provider clearly indicates qualification status of the Launch Vehicle and assures that any new, modified or mission peculiar items have been qualified. All items falling into this category shall be highlighted to ICOGC.

        7.2 Launch Vehicle Failure Review. Hughes shall ensure that ICOGC is appropriately involved in any Launch Vehicle failure review board activities relevant to ICOGC Launch Vehicle hardware or which may impact the ability of the Launch Service Provider to deliver on time. The level of involvement will vary. However any failure occurring shortly and in particularly immediately before planned ICOGC Launch shall include full disclosure and participation rights.

        7.3 Requests for Deviation/Waiver. All Launch Service Provider deviations/waivers affecting key performance margins, interface control documents or mission requirements shall be promptly submitted to ICOGC for review.

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CONTRACT NO: ICOO/95-1003/YW                                   STATEMENT OF WORK
--------------------------------------------------------------------------------

8.0     PAYLOAD PROCESSING FACILITIES AND SERVICES

        Hughes shall be responsible for arranging all necessary payload processing facilities and services required to safely and efficiently support Satellite payload processing at the Designated Launch Site, including any Satellite test activities.

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--------------------------------------------------------------------------------

9.0     MISSION INTEGRATION

        Hughes shall, as a minimum, conduct the following mission reviews and meetings with the Launch Service Provider, to which ICOGC personnel shall be invited:

        -       Technical Working Groups (as needed).

        - Preliminary and Critical Mission Peculiar Design Reviews (typically only held once per Launch).

        - Ground Operations Readiness Review (typically at L-12 and L-6 months).

        -       Launch Vehicle Readiness Review (typically 2 days before each
                Launch)

        -       Launch Readiness Review (typically 1 day before each Launch)

        - Launch Vehicle quality and/or systems reviews if provided by Launch Service Providers.

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--------------------------------------------------------------------------------

10.0    POST MISSION SUPPORT SERVICES

        Hughes shall provide all necessary post mission support services. These shall include but are not limited to:

        - Satellite orbit and attitude data at separation, within 45 minutes of separation.

        - Post Launch evaluation report (Satellite flight environment and separation assessment) from Launch Vehicle telemetry.

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                                                       1 JULY 1996 - AMENDMENT 1

                                                                        4.7.2.6a


                        CONTRACT NUMBER: ICOO/95-1003/YW



                           LAUNCH SERVICES SUPPLY AND
                               MANAGEMENT CONTRACT


                            -------------------------

                                    EXHIBIT F

                             MILESTONE PAYMENT PLAN

                            -------------------------


                                7 DECEMBER 1995

              * [EXHIBIT F AMENDMENT 1 TOTAL OF 7 PAGES HAVE BEEN REDACTED]


              * Confidential Treatment Requested and the Redacted Material has
                been separately filed with the Commission.

                                        *

                                        *

                                        *

                                        *

                                        *

                                        *

                                                       1 JULY 1996 - AGREEMENT 1

                                                                         4.7.2.7

                        CONTRACT NUMBER: ICOO/95-1003/YW



                           LAUNCH SERVICES SUPPLY AND
                               MANAGEMENT CONTRACT



                                    EXHIBIT G
                                 ICOGC GUARANTEE



                                 7 DECEMBER 1995



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Contract No: ICOO/95-1003/YW                                     ICOGC GUARANTEE
--------------------------------------------------------------------------------

                                 ICOGC GUARANTEE

1       In consideration of Hughes Space and Communications International, Inc
("Hughes") entering into a contract with ICO Global Communications (Operations) Limited ("ICOGC") for the supply of launch services and the management thereof for the ICO Program dated 7 December, 1995 (as such contract may be amended, varied, extended, renewed or supplemented from time to time, the "Launch Vehicle Contract" and expressions defined in the Launch Vehicle Contract shall have the same meanings in this Guarantee) and for sufficient consideration (receipt whereof the Guarantor hereby acknowledges) I-CO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (the "Guarantor") hereby unconditionally guarantees the payment on the due date of all sums payable now or in the future to Hughes by ICOGC under the Launch Vehicle Contract when and as the same become due and the full, prompt and complete performance by ICOGC of all its obligations under the Launch Vehicle Contract.

2       The Guarantor hereby unconditionally and irrevocably agrees as a separate, continuing and primary obligation to indemnify Hughes on demand should any amount due under Clause 1 not be recoverable from the Guarantor on the basis of guarantee for any reason whatsoever.

3       The Guarantor's obligations under this Guarantee shall be subject to all the relevant terms and conditions of the Launch Vehicle Contract and nothing in this Guarantee shall constitute a waiver by ICOGC or the Guarantor of any defense, claim or counterclaim available to ICOGC under the Launch Vehicle Contract or otherwise. Subject to paragraph 2 above, the Guarantor's sole obligation under this Guarantee shall be as guarantor of the obligations of ICOGC under the Launch Vehicle Contract, subject to all of the limitations on such obligations which are provided for in such Launch Vehicle Contract or under applicable law except for such limitations as may arise in law as a result of bankruptcy, insolvency or reorganisation proceedings relating to ICOGC. The Guarantor hereby acknowledges that its liability as Guarantor under this Guarantee shall not be discharged or impaired in any way by:

        (a) any compromise or release of or abstention from perfecting or enforcing any right or remedy against ICOGC or any other person; or

        (b) any release of or granting of time to ICOGC or any other indulgence, waiver, consent or concession being granted at anytime to ICOGC or any other person; or



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--------------------------------------------------------------------------------

        (c) any other act, omission, dealing, matter or thing whatsoever (including, without limitation, any change in the memorandum or articles of association (or their equivalent) of ICOGC, or any irregularity, unenforceability or invalidity of any obligations of ICOGC under the Launch Vehicle Contract or the liquidation, dissolution, reconstruction, amalgamation or bankruptcy of ICOGC or any other change in the corporate relationship between the Guarantor and ICOGC including any merger, consolidation or sale of assets of ICOGC; or

        (d) any legal limitation, disability, incapacity or other circumstances relating to ICOGC or any other person or any amendment to or extension or variation of the terms of the Launch Vehicle Contract or any other document referred to in the Launch Vehicle Contract.

4       The Guarantor hereby declares and agrees that this Guarantee shall be held by Hughes as a continuing security and shall not be satisfied by any intermediate payment or satisfaction of any part of the obligations hereby guaranteed and shall remain in full force and effect until all the obligations of ICOGC under the Launch Vehicle Contract have been performed and all sums payable by ICOGC under the Launch Vehicle Contract have been fully paid and discharged in full in each case in accordance with the Launch Vehicle Contract and subject to all the provisions therein contained.

5       This Guarantee shall be in addition to, and not in substitution for, any other rights which Hughes may now or hereafter have under or by virtue of any guarantee or security or agreement or any lien or by operation of law or under any collateral or other security now or hereafter held by Hughes or to which Hughes may be entitled.

6       Any release, compromise or discharge of the obligations of the Guarantor under this Guarantee shall be deemed to be made subject to the condition that it will be void if any payment or security which Hughes may receive or have received is set aside or proves invalid for whatever reason.

7       All payments to be made by the Guarantor to Hughes under this Guarantee shall be made on the due date in United States Dollars and in cleared funds and to such account as Hughes shall specify and shall be made free and clear of, and without deduction for or on account of, any present or future taxation, unless the Guarantor is required by law or regulation to make payment subject to any taxation, in which event such payment shall be increased by such amount as may be necessary to ensure that Hughes receives a net amount, which, after deducting or withholding such taxation, is equal to the full amount which Hughes would have received had such payment not been subject to such taxation.



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Contract No: ICOO/95-1003/YW                                     ICOGC GUARANTEE
--------------------------------------------------------------------------------

8       The Guarantor shall be subrogated to the rights of Hughes against ICOGC in respect of any amounts paid by the Guarantor to Hughes pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation, or any related claim for exoneration, indemnification or reimbursement that the Guarantor may now have or hereafter acquire against ICOGC in any way related to or arising from the obligations ICOGC under the Launch Vehicle Contract, until such obligations or, as the case may be the relevant part thereof, shall have been paid and performed in accordance the terms and conditions of the Launch Vehicle Contract.

9       In addition to the liability otherwise assumed in this Guarantee, the
Guarantor shall immediately reimburse Hughes for all costs and expenses, including all reasonable legal fees and costs, incurred by Hughes in the collection or enforcement of any liability under this Guarantee. However, if the Guarantor is the prevailing party in any proceedings to collect or enforce any liability under this Guarantee, Hughes agrees that it shall immediately reimburse the Guarantor for all costs and expenses, including all reasonable legal fees and costs, which the Guarantor may incur in connection with any such proceedings, and the Guarantor shall have no liability to Hughes under the preceding sentence in this paragraph 9 in any such proceeding.

10      This Guarantee and any provision hereof may be waived, amended, modified or supplemented as between Hughes and the Guarantor only by an agreement or instrument in writing executed by the Guarantor and Hughes.

11      Any notice, demand or other communication required or permitted to be made hereunder shall be in writing and signed by or on behalf of the person giving it. Except in the case of personal service, any notice shall be sent or delivered to the party to be served at the address or to the facsimile number set out below and if a person or officer is named for the purpose, the notice shall be marked for his attention. Any alteration in such details shall, to have effect, be notified to the other parties in accordance with this clause.

12      Service of a notice must be effective by one of the following methods:

        12.2.1 personally on the Chief Executive Officer or the Company Secretary of either party and shall be treated as served at the time of such notice;



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Contract No: ICOO/95-1003/YW                                     ICOGC GUARANTEE
--------------------------------------------------------------------------------

        12.2.2 by prepaid first class post (or by airmail if from one country to another) and shall be treated as served on the second (or if by airmail the fourth) Business Day after date of posting. In proving service it shall be sufficient to prove that the envelope containing the notice as correctly addressed, postage paid and posted; or

        12.2.3 by delivery of the notice through the letterbox of the party to be served or by sending it by facsimile and shall be treated as served on the first Business Day after the date of such delivery or sending. In proving service by facsimile it shall be sufficient to prove that the facsimile was preceded by the answerback code of the party to whom it was sent.

                A.      In respect of the Guarantor, to:

                              I-CO Global Communications (Holdings) Limited c/o I-CO Services Limited
                              1 Queen Caroline Street
                              London  W6 9BN
                              Telephone: (181 600-1000)
                              Facsimile: (181 600-1199)
                              Attention: Olof Lundberg

                B.      In respect of Hughes, to:

                              Hughes Space and Communications International, Inc Bldg. S10, M/SS350
                              Post Office Box 92919, Airport Station,
                              Los Angeles, California 90009
                              Telephone: (310) 304-5729
                              Facsimile: (310) 364-7990
                              Attention: Dennis R. Beeson
                                         Manager, Contracts.



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Contract No: ICOO/95-1003/YW                                     ICOGC GUARANTEE
--------------------------------------------------------------------------------

13      This Guarantee shall be governed by, and construed in accordance with
English law. The provisions of Article 30 of the Launch Vehicle Contract (Disputes and Arbitration) shall apply mutatis mutandis this Guarantee.

Dated 7th day of December, 1995


                           See Original for Signatures
                           ---------------------------
                              FOR AND ON BEHALF OF
                           I-CO GLOBAL COMMUNICATIONS
                               (HOLDINGS) LIMITED


                           See Original for Signatures
                           ---------------------------
                              FOR AND ON BEHALF OF
                         HUGHES SPACE AND COMMUNICATIONS
                               INTERNATIONAL, INC

                                                       1 JULY 1996 - AMENDMENT 1

                                                                         4.7.2.8


                        CONTRACT NUMBER: ICOO/95-1003/YW



                           LAUNCH SERVICES SUPPLY AND
                               MANAGEMENT CONTRACT



                                    EXHIBIT H
                                HUGHES GUARANTEE



                                7 DECEMBER 1995



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                                                       1 JULY 7996 - AMENDMENT 1


                        CONTRACT NUMBER: ICOO/95-1003/YW



                           LAUNCH SERVICES SUPPLY AND
                               MANAGEMENT CONTRACT



                                    EXHIBIT H
                                HUGHES GUARANTEE



                                 7 DECEMBER 1995



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LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT H
Contract No: ICOO/95-1003/YW                                    HUGHES GUARANTEE
--------------------------------------------------------------------------------

GUARANTEE AGREEMENT ("Guarantee") dated as of December ___, 1995, between HUGHES ELECTRONICS CORPORATION, a Delaware corporation ("Guarantor") and ICO GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED, a company incorporated in the Cayman Islands as an Exempted Company having its registered office at the Huntlaw Building, P.O. Box 1350, Fort Street, Georgetown, Grand Cayman, Cayman Islands ("Beneficiary").

For value received, and to induce Beneficiary to enter into that certain Contract for Launch Services Supply and Management, dated December ___, 1995 (the "Contract") with HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation and an indirect wholly-owned subsidiary of Guarantor ("Obligor"), Guarantor agrees with Beneficiary as follows:

1. Guarantee. Guarantor undertakes and guarantees the full, prompt and complete performance by Obligor of all its obligations under the Contract and the due and punctual payment of all sums which are payable by the Obligor to the Beneficiary under the Contract when the same shall become due and undertakes with the Beneficiary that if the Obligor shall default in the payment of any sum which is due and payable to Beneficiary under the Contract, the Guarantor shall pay such sum to Beneficiary, within ten (10) days after demand in writing by Beneficiary. Guarantor's obligations to Beneficiary under this Guarantee shall in each case be subject to all the relevant terms and conditions of the Contract and applicable law and nothing in this Guarantee shall be deemed to constitute a waiver by the Obligor or the Guarantor of any defense, claim or counterclaim available to the Obligor under the Contract or under applicable law. Subject to paragraph 2 below, Guarantor's sole obligation to Beneficiary under this Guarantee shall be as guarantor of the obligations of Obligor under the Contract, subject to all of the limitations on such obligations which are provided for in such Contract or under applicable law (except for such limitations as may arise as the result of a bankruptcy, insolvency or reorganization proceeding of Obligor).

2. The Guarantor hereby unconditionally and irrevocably agrees as a separate, continuing and primary obligation to indemnify the Beneficiary on demand should any amount due under Clause 1 not be recoverable from the Guarantor on the basis of a guarantee for any reason whatsoever.

3. Continuing Guarantee. The Guarantee in paragraph 1 is a continuing guarantee and shall remain in force until all obligations of the Obligor under the Contract have been fully performed and all sums payable by the Obligor have been fully paid, in each case in accordance with the Contract and subject to all the provisions therein contained.

4. Waivers of Notice, etc. The obligations of the Guarantor under this Guarantee shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to release or otherwise exonerate the Guarantor from its obligations or affect such obligations including without limitation and whether or not known to Guarantor.

        (a) any time, indulgence, waiver or consent at any time given to the Obligor or any other person;



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--------------------------------------------------------------------------------

        (b) any compromise or release of or abstention from perfecting or enforcing any right or remedy against the Obligor or any other person;

        (c) any legal limitation, disability, incapacity or other circumstance relating to Obligor or any other person or any amendment to or variation of the terms of the Contract or any other document referred to in the Contract;

        (d) any change in the corporate relationship between the Obligor and Guarantor, including any merger, consolidation or sale of assets of Obligor, and

        (e) any irregularity, unenforceability or invalidity of any obligations of the Obligor under the Contract or the dissolution, reconstruction or insolvency of the Obligor.

5. No Waiver by Beneficiary. No failure on the part of the Beneficiary, or delay by Beneficiary, in exercising any right under or with respect to this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of Beneficiary under or with respect to this Guarantee or the Contract.

6. Any release, compromise or discharge of the obligations of the Guarantor under this Guarantee shall be deemed to be made subject to the condition that it will be void if any payment or security which the Beneficiary may receive or have received is set aside or proves invalid for whatever reason.

7. All payments to be made by the Guarantor to the Beneficiary under this Guarantee shall be made on the due date in United States Dollars and in cleared funds and to such accounts as the Beneficiary shall specify and shall made free and clear of, and without deduction for or on account of, any present or future taxation, unless the Guarantor is required by law or regulation to make payment subject to any taxation, in which event such payment shall be increased by such amount as may be necessary to ensure that the Beneficiary receives a net amount, which, after deducting or withholding such taxation, is equal to the full amount which the Beneficiary would have received had such payment not been subject to such taxation.

8. Right of Subrogation. Guarantor shall be subrogated to the Rights of the Beneficiary against Obligor in respect of any amounts paid by Guarantor to Beneficiary pursuant to the provisions of this Guarantee; provided, however, that Guarantor shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation, or any related claim for exoneration, indemnification or reimbursement that Guarantor may now have or hereafter acquire against Obligor in any way related to or arising from the obligations of Obligor under the Contract, until all such obligations shall have been paid and performed in accordance with the terms and conditions of the Contract or applicable law.

                                                       1 JULY 1996 - AMENDMENT 1
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT H
Contract No: ICOO/95-1003/YW                                    HUGHES GUARANTEE
--------------------------------------------------------------------------------

9. Attorneys' Fees and Costs. In addition to the liability otherwise assumed in this Guarantee, Guarantor agrees to forthwith reimburse Beneficiary for all costs and expenses, including all reasonable attorneys' fees and costs, incurred by Beneficiary in the collection or enforcement of any liability under this Guarantee. However, if Guarantor is the prevailing party in any proceeding to collect on or enforce any liability under this Guarantee, Beneficiary agrees to forthwith reimburse Guarantor for all costs and expenses, including all reasonable attorney' fees and costs, which Guarantor may incur in connection with any such proceeding, and Guarantor shall have no liability to Beneficiary under the preceding sentence in this paragraph 6 in any such proceeding.

10. Amendments. This Guarantee and any provision hereof may be waived, amended, modified or supplemented as between beneficiary and Guarantor only by an agreement or instrument in writing executed by Guarantor and Beneficiary; and neither this Guarantee near any provision hereof shall be varied, contradicted or explained by an oral agreement, course of dealing or performance, usage of trade or any other matter not set forth in an agreement or instrument in writing and executed as specified above.

11.     Notices.

        11.1 Any notice, demand or other communication required or permitted to be made hereunder shall be in writing and signed by or on behalf of the person giving it. Except in the case of personal service, any notice shall be sent or delivered to the party to be served at the address or to the facsimile number set out below and if a person or officer is named for the purpose, the notice shall be marked for his attention. Any alteration in such details shall, to have effect, be notified the other parties in accordance with this clause.

        11.2 Service of a notice must be effective by one of the following methods:

                11.2.1 personally on the Chief Executive Officer or the Company Secretary either party and shall be treated as served at the time of such notice:

                11.2.2 by prepaid first class post (or by airmail if from one country to another and shall be treated as served on the second (or if by airmail fourth) Business day (as defined in the Contract) after date of posting. In proving service it shall be sufficient to prove at the envelope containing the notice was correctly addressed, postage paid and posted; or

                11.2.3 by delivery of the notice through the letterbox of the party to be served or by sending it by facsimile and shall be treated as served on the first Business Day after the date of such delivery or sending. In proving service by facsimile it shall be sufficient to prove that the facsimile was preceded by the answerback code of the party to whom it was sent.

                                                       1 JULY 1996 - AMENDMENT 1
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT H
Contract No: ICOO/95-1003/YW                                    HUGHES GUARANTEE
--------------------------------------------------------------------------------

                     A.      In respect of the Beneficiary, to:

                             ICO Global Communications (Operations) Ltd.
                             c/o ICO Services Limited
                             1 Queen Caroline Street
                             London W69BN
                             United Kingdom
                             Telephone: (181) 600-1000
                             Facsimile: (181) 600-1199
                             Attention: Olof Lundberg

                     B.      In respect of the Guarantor, to:

                             Hughes Space and Communications International, Inc. Bldg. S10, Mail Station S350
                             Post Office Box 92919, Airport Station
                             Los Angeles, California 90009
                             Telephone: (310) 364-5729
                             Facsimile: (310) 364-7990
                             Attention: Dennis R. Beeson
                                        Manager, Contracts

                                                       1 JULY 1996 - AMENDMENT 1
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT H
Contract No: ICOO/95-1003/YW                                    HUGHES GUARANTEE
--------------------------------------------------------------------------------

12.     Applicable law and jurisdiction.

        12.1 This Guarantee shall be governed by and construed in accordance with the laws of England.

        12.2 The provisions of ARTICLE 30 (Disputes and Arbitration) of the Contract shall apply mutatis mutandis to this Guarantee.


Dated _____ day of December, 1995



                            See Original for Signatures
                            ---------------------------
                            for and on behalf of
                            ICO GLOBAL COMMUNICATIONS
                            (OPERATIONS) LTD.



                            See Original for Signatures
                            ---------------------------
                            for and on behalf of
                            HUGHES ELECTRONICS
                            CORPORATION

                                                       1 JULY 1996 - AMENDMENT 1

                                                                         4.7.2.9


                        CONTRACT NUMBER; ICOO/95-1003/YW



                           LAUNCH SERVICES SUPPLY AND
                               MANAGEMENT CONTRACT



                                    EXHIBIT I

                        TERMINATION LIABILITY CALCULATION



                                 7 DECEMBER 1995

                                                       1 JULY 1996 - AMENDMENT 1
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT I
Contract No: ICOO/95-1003/YW                   TERMINATION LIABILITY CALCULATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS

1    Termination Calculations .....................................   1

2    Termination Liabilities ......................................   3

2.1  Atlas IIAS Termination Liability .............................   3

     Delta-III Termination Liability ..............................   3

     Proton Termination Liability .................................   4

     Zenit Termination Liability ..................................   4

2.2  Effect of Atlas Launch Service Postponement ..................   4

2.3  Effect of Sea Launch Launch Service Postponement .............   5

2.4  Effect of Proton Launch Service Postponement .................   5

2.5  Effect of Delta-III Launch Service Postponement ..............   6

2.6  Delta-III Termination Liability Mitigation ...................   6

2.7  Alternate Launch Service Provider(s) .........................   7

                                                       1 JULY 1996 - AMENDMENT 1
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT I
Contract No: ICOO/95-1003/YW                   TERMINATION LIABILITY CALCULATION
--------------------------------------------------------------------------------

1       TERMINATION CALCULATIONS

        CALCULATION 1. If the Termination Liability in ARTICLE 17 of the Contract ("Termination Liability') is to be calculated in accordance with CALCULATION 1, then the Termination Liability of ICOGC to Hughes for each terminated Service shall equal the amount derived from the formula below:

                Launch Service Cost x the relevant Termination Liability Percentage defined herein.

        CALCULATION 2. If the Termination Liability in ARTICLE 17 of the Contract is to be calculated in accordance with CALCULATION 2, then the Termination Liability of ICOGC to Hughes for each terminated Launch Service shall equal the amount derived from the applicable formula below:

        1) For each Launch Service provided via a Longterm Launch Service
        Agreement:


                                        *


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

                                                       1 JULY 1996 - AMENDMENT 1
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT I
Contract No: ICOO/95-1003/YW                   TERMINATION LIABILITY CALCULATION
--------------------------------------------------------------------------------

        2) For each Launch Service provided via a unique Launch Service
        Agreement:


                                        *


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

                                                       1 JULY 1996 - AMENDMENT 1
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT I
Contract No: ICOO/95-1003/YW                   TERMINATION LIABILITY CALCULATION
--------------------------------------------------------------------------------

2.      TERMINATION LIABILITIES

2.1 Termination Liabilities for each terminated Launch Service provided via a Longterm Launch Services Agreement shall be as follows:

                        Atlas IIAS Termination Liability


                                        *


                        Delta-III Termination Liability


                                        *


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

                                                       1 JULY 1996 - AMENDMENT 1
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT I
Contract No: ICOO/95-1003/YW                   TERMINATION LIABILITY CALCULATION
--------------------------------------------------------------------------------

                          Proton Termination Liability


                                        *


                           Zenit Termination Liability


                                        *


2.2 Effect of Atlas Launch Service Postponement. In the event that the Atlas Launch Service Provider declares a delay to the Launch Slot or Launch Period, the revised Launch Period as agreed between Hughes and the Atlas Launch Service Provider shall be used for the purpose of determining the appropriate percentage to utilize in calculating the applicable termination charge. In the event that Hughes or ICOGC declare


        * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

                                                       1 JULY 1996 - AMENDMENT 1
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT I
Contract No: ICOO/95-1003/YW                   TERMINATION LIABILITY CALCULATION
--------------------------------------------------------------------------------

        delay to the Launch Period or Launch Slot, the Launch Period or Launch Slot in effect prior to the declaration of delay shall be used for the purpose of determining the appropriate percentage to utilize in calculating the applicable to termination charge.

2.3 Effect of Sea Launch Launch Service Postponement. If Sea Launch declares or experiences a postponement for any Launch Service, the revised Launch Period, Launch Slot or Launch Date (as applicable) shall be used for the purpose of determining the appropriate percentage to utilize in calculating the Termination Liability for the postponed Launch Service(s). In the event that Hughes or ICOGC declares a delay to Zenit Launch Service, (i) the Termination Liability value for the postponed Launch Service, as of the date of postponement, shall be calculated utilizing the applicable table above and shall remain constant (i.e. not increase) during the applicable postponement period; and (ii) upon conclusion of the postponement period, a Termination liability for the postponed Launch Service shall again increase based upon the applicable Termination Liability table above and the revised Launch Period, Launch Slot or Launch Date (as applicable) as agreed between Hughes and the Zenit Launch Service Provider.

2.4 Effect of Proton Launch Service Postponement. If the Proton Launch Service Provider declares or experiences a postponement for any Launch Service, the revised Launch Period, Launch Slot or Launch Date (as applicable) shall be used for the purpose of determining the appropriate percentage to utilize in calculating the Termination Liability for the postponed Launch Service(s). In the event that Hughes or ICOGC declares a delay to a Proton Launch Service, i) the Termination Liability value for the postponed Launch Service, as of the date of postponement, shall be calculated utilizing the applicable table above and shall remain constant (i.e. not increase) during the applicable postponement period; and ii) upon conclusion of the postponement period, the Termination Liability for the postponed Launch Service shall again increase based upon the applicable Termination Liability table above and the revised Launch Period, Launch Slot or Launch Date (as applicable) as agreed between Hughes and the Proton Launch Service Provider.

                                                       1 JULY 1996 - AMENDMENT 1
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT I
Contract No: ICOO/95-1003/YW                   TERMINATION LIABILITY CALCULATION
--------------------------------------------------------------------------------

2.5 Effect of Delta-III Launch Service Postponement. If the Delta-III Launch Service Provider declares or experiences a postponement for any Launch Service, the revised Launch Period, Launch Slot or Launch Date (as applicable) shall be used for the purpose of determining the appropriate percentage to utilize in calculating the Termination Liability for the postponed Launch Service(s). In the event that Hughes or ICOGC declares a delay to a Delta-III Launch Service prior to Launch minus 24 months,
        i) the Termination Liability value for the postponed Launch Service, as of the date of postponement shall be calculated utilizing the applicable table above and shall remain constant (i.e. not increase) during the applicable postponement period; and ii) upon conclusion of the postponement period, the Termination Liability for the postponed Launch Service shall again increase based upon the applicable Termination Liability table above and the revised Launch Semester as agreed between Hughes and the Delta-III Launch Service Provider. In a event that
        Hughes or ICOGC declare a delay to a Delta-III Launch Service after Launch minus 24 months, the Launch Period or Launch Slot in effect prior to the declaration of delay shall be used for the purpose of determining the appropriate percentage to utilize in calculating the applicable termination charge.

2.6 Delta-III Termination Liability Mitigation. If any Delta-III Launch Service is terminated by ICOGC for convenience, then ICOGC shall be entitled to receive an equitable adjustment to the Termination Liability amount if any Hardware (for the purposes of this Paragraph, Hardware is defined as the affected Launch Vehicle(s) or any portion thereof) is subsequently utilized for Launch Services for any third party customer of the Delta-III Launch Service Provider. Upon the transfer or utilization of any Hardware (as defined in EXHIBIT C) for a Launch Service for such third party customer, the Parties and the Delta-III Launch Service Provider shall negotiate in good faith to determine the amount of the applicable equitable adjustment. Such applicable equitable adjustment shall account for, via exclusion, the Launch Service Provider's reasonable costs, including but not limited to inventory carrying fees, unrecoverable costs, reasonable re-programming costs, and the Launch Service Provider's profit which would have been same had a Launch Service not been terminated, for each terminated

                                                       1 JULY 1996 - AMENDMENT 1
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                         EXHIBIT I
Contract No: ICOO/95-1003/YW                   TERMINATION LIABILITY CALCULATION
--------------------------------------------------------------------------------

        Launch. Any equitable adjustment shall be payable by Launch Service Provider within thirty (30) days of the later of i) the completion of good faith negotiations between the Parties; or ii) the sale of the eleventh Delta III Launch Service by the Launch Service Provider, to any party, excluding any Launch terminated herein. Hughes shall forward to ICOGC any equitable adjustment value derived in accordance with the paragraph within five (5) Business Days of receipt of such amount from the Delta Launch Service Provider.

2.7 Alternate Launch Service Provide Provider(s). Termination Liability percentages/amounts for Launch Services not provided via a Longterm Launch Service Agreement shall be incorporated into this EXHIBIT I upon the execution of a Launch Service Agreement between Hughes and the relevant Launch Service Provider (such agreement must be approved by ICOGC prior to execution).

                                                      16 JUNE 1997 - AMENDMENT 2
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      CONTRACT NO: ICOO/95-1003/YW
--------------------------------------------------------------------------------


                        CONTRACT NUMBER: ICOO/95-1003/YW
                                  AMENDMENT 2


                           LAUNCH SERVICES SUPPLY AND
                              MANAGEMENT CONTRACT

                                    BETWEEN

                     ICO GLOBAL COMMUNICATIONS (OPERATIONS)
                                    LIMITED

                        HUGHES SPACE AND COMMUNICATIONS
                              INTERNATIONAL, INC.


                                7 DECEMBER 1995

                                                      16 JUNE 1997 - AMENDMENT 2
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      CONTRACT NO. ICOO/95-1003/YW
--------------------------------------------------------------------------------

        point in time during the launch countdown when initiation of the gas generator ignitors firing command and firing of any of the gas generator ignitors occurs.

O       "Launch" means;

        for Atlas Launch Services, the Intentional Ignition of the first stage engines of the Launch Vehicle carrying the Satellite followed by either release of the Launch Vehicle from the launcher holddown restraints or Satellite and Launch Vehicle damage or destruction sufficient so that both the Satellite and the Launch Vehicle are declared total losses; or

        for Delta-III Launch Services, the Intentional Ignition of the first stage solid rocket motors of the Delta III Launch Vehicle; or

        for Proton Launch Services, the Intentional Ignition of the first stage engines of a Launch Vehicle carrying a Satellite, followed by physical separation of the Launch Vehicle from the ground support equipment, unless such event constitutes a Terminated Ignition (as such term is defined in EXHIBIT D); or

        for Zenit Launch Services, the point in time when an electronic signal is sent to command the opening of any first stage propellant valves. A launch is deemed to have occurred even if there is a Total Failure, Total Constructive Failure or Partial Failure of the Launch Vehicle (as such terms are defined in EXHIBIT E);

P "Launch Date" means the single Day on which the relevant Launch Service(s) shall be performed by the Launch Service Provider.

Q "Launch Period" means the three (3) Month period in which the relevant Launch Service shall be performed by the Launch Service Provider. In the case of Atlas Launch Services, the Launch Period shall be a four (4) Month period.

R "Launch Revision Fees" means any amount payable by Hughes to a Launch Service Provider as a consequence of the implementation, for any reason, in accordance with
--------------------------------------------------------------------------------
                                                                          Page 4

                                                      16 JUNE 1997 - AMENDMENT 2
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      CONTRACT NO: ICOO/95-1003/YW
--------------------------------------------------------------------------------

ARTICLE 3   LAUNCH SCHEDULING

3.1 Launch Manifest. In accordance with the provisions of this Contract, Hughes shall utilize the Launch Service Provider(s) and Launch Dates specified in Table 1 below in establishing the baseline Launch Services manifest (set out as Table 1 below) on behalf of ICOGC:

                   TABLE 1: BASELINE LAUNCH SERVICES MANIFEST

---------------------------------------------------------------------------------------------------------------
LAUNCH   LAUNCH SERVICE PROVIDER(1)      LAUNCH         LTA(2)         LAUNCH                        TARGET
                                        VEHICLE       LAUNCH #         PERIOD                        LAUNCH
                                                                                                     DATE(S)
---------------------------------------------------------------------------------------------------------------
 1       Lockheed Martin                 Atlas-IIAS                                 *
         Commercial Launch Services
---------------------------------------------------------------------------------------------------------------
 2       Lockheed-Krunichev-Energia      Proton                                     *
         International
---------------------------------------------------------------------------------------------------------------
 3       Lockheed-Krunichev-Energia      Proton                                     *
         International
---------------------------------------------------------------------------------------------------------------
 4       McDonnell Douglas Corporation   Delta-III                                  *
---------------------------------------------------------------------------------------------------------------
 5       McDonnell Douglas Corporation   Delta-III                                  *
---------------------------------------------------------------------------------------------------------------
 6       Sea Launch Limited Partnership  Zenit                                      *
---------------------------------------------------------------------------------------------------------------
 7       McDonnell Douglas Corporation    Delta-III                                 *
---------------------------------------------------------------------------------------------------------------
 8       Sea Launch Limited Partnership  Zenit                                      *
---------------------------------------------------------------------------------------------------------------
 9       Lockheed-Krunichev-Energia      Proton                                     *
         International
---------------------------------------------------------------------------------------------------------------
10       McDonnell Douglas Corporation   Delta-III                                  *
---------------------------------------------------------------------------------------------------------------
11       Sea Launch Limited Partnership  Zenit                                      *
---------------------------------------------------------------------------------------------------------------
12       McDonnell Douglas Corporation    Delta-III                                 *
---------------------------------------------------------------------------------------------------------------

1: Indicated Launch Services are provided through a Longterm Launch Service Agreement between Hughes and the relevant Launch Service Provider(s).

2: The referenced Launch Number ("Launch #") indicates what type of Launch Service (i.e. Firm or Option) and which Launch Service or Launch Semester (i.e. Number 5 of 10 purchased by Hughes) shall be provided by Hughes to I-COGC.

     The procedures between Hughes and the Launch Service Providers for determining a Launch Period, Slot or Day are as set out in Exhibits B through E as applicable (or as


     * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

--------------------------------------------------------------------------------
                                                                        Page 9

                                                     16 JUNE 1997 - AMENDMENT 2
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT     CONTRACT NO: ICOO/95-1003/YW
--------------------------------------------------------------------------------

Date                            Revised Letter of Credit Amount
----                            -------------------------------

                                        *


ICOGC shall notify Hughes within five (5) Days of any recommended adjustments to the amount of the Letter of Credit.

In the event ICOGC has not made a payment for a milestone within fifteen (15) Days after the receipt of Hughes' invoice and milestone completion certification when pursuant to ARTICLE 4.5 it was obligated to do so, the irrevocable Letter of Credit shall allow Hughes to immediately draw down an amount which Hughes certifies as the outstanding amount payable for that milestone.

ICOGC will be responsible for all bank charges, expenses, and commissions relating to the irrevocable Letter of Credit required to be issued hereunder on Hughes' behalf save as may be incurred as a result of a delay in the last milestone payment beyond 01 January 2001 caused by a late Delivery by Hughes of the relevant Satellite or the associated deliverables beyond their respective Delivery Dates (where that delay


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

                                                      16 JUNE 1997 - AMENDMENT 2


                        CONTRACT NUMBER: ICOO/95-1003/YW


                           LAUNCH SERVICES SUPPLY AND
                               MANAGEMENT CONTRACT
                        --------------------------------
                                    Exhibit F

                             Milestone Payment Plan
                        --------------------------------
                                 7 December 1995

Exhibit F, Milestone Payment Plan (US$)               16 June 1997 - Amendment 2

                        Contract Number ICOO/95-1003/YW


                                        *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit F, Milestone Payment Plan (US$)               16 June 1997 - Amendment 2

                        Contract Number ICOO/95-1003/YW


                                        *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit F, Milestone Payment Plan (US$)               16 June 1997 - Amendment 2

                        Contract Number ICOO/95-1003/YW


                                        *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit F, Milestone Payment Plan (US$)               16 June 1997 - Amendment 2

                        Contract Number ICOO/95-1003/YW


                                        *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit F, Milestone Payment Plan (US$)               16 June 1997 - Amendment 2

                        Contract Number ICOO/95-1003/YW


                                        *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit F, Milestone Payment Plan (US$)               16 June 1997 - Amendment 2

                        Contract Number ICOO/95-1003/YW


                                        *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit F, Milestone Payment Plan (US$)               16 June 1997 - Amendment 2

                        Contract Number ICOO/95-1003/YW


                                        *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

                                                                         4.7.1.3

                               AMENDMENT NUMBER 2

                                     TO THE

                           LAUNCH SERVICES SUPPLY AND

                               MANAGEMENT CONTRACT

                                     BETWEEN

                     ICO GLOBAL COMMUNICATIONS (OPERATIONS)

                                     LIMITED

                                       &

                         HUGHES SPACE AND COMMUNICATIONS

                                  16 JUNE 1997

                        Contract Number: ICOO/95-1003/YW

This document is to be protected from the risks of unauthorized disclosure, loss, misappropriation and alteration. Although not marked "Hughes Proprietary" because of contractual reasons, it should not be disclosed to any individual(s) unless the recipient meets the "need to know" criteria. This document should be handled exactly like any other "Hughes Proprietary" document.

                                                                     AMENDMENT 2
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No. ICOO/95-1003/YW
--------------------------------------------------------------------------------

                               AMENDMENT NUMBER 2

        LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT (ICOO/95-1003/YW)

                                     BETWEEN

                 ICO GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED

                                       AND

              HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC.

This Amendment Number 2 to the Launch Services Supply and Management Contract ICOO/95-1003/YW dated and signed on 7 December 1995 (hereinafter referred to as "the Contract") is made on this 7th day of July 1997 by and between

ICO GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED, a company incorporated in the Cayman Islands as an Exempted Company having its registered office at the Huntlaw Building, PO Box 1350, Fort Street, Georgetown, Grand Cayman, Cayman Islands (hereinafter referred to as "ICOGC"); and

HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC., a company incorporated under the laws of the State of Delaware, USA, with a place of business in El Segundo, California USA, (hereinafter referred to as "Hughes").

WHEREAS: ICOGC and Hughes have previously entered into the Contract for provision of Launch Services and Management Services, and

                                                                     AMENDMENT 2
LAUNCH SERVICES SUPPLY AND  MANAGEMENT CONTRACT     Contract No. ICOO/95-1003/YW
--------------------------------------------------------------------------------

WHEREAS: ICOGC and Hughes have previously incorporated Amendment Number 1 to the Contract on 5 July 1996, and

WHEREAS: ICOGC and Hughes have reached agreement to modify certain Contract Articles and Contract Exhibits,

NOW THEREFORE, in consideration of the agreement between the Parties, the Parties agree that the Contract is amended as follows below:

        1.      Revise the Contract Articles by:

                a.      Revising the Definition for "Launch Period" (Definition
                        Q).

                b.      Revising Table 1 on page 9.

                c.      Revising Article 4.10 on page 29.

        2. Delete the EXHIBIT F, MILESTONE PAYMENT PLAN, dated 1 July 1996 and replace it with the revised EXHIBIT F, MILESTONE PAYMENT PLAN, dated 16 June 1997.

The revised pages of the Contract Articles and the revised EXHIBIT F are attached and made a part hereof. For clarity and continuity, the revised pages of the Contract Articles and all pages of the revised exhibit F have been marked "Amendment 2" and "16 June 1997' in the upper right hand corner.

This Amendment Number 2 results in no change to the Contract price.

                                                                     AMENDMENT 2
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT      Contract No. ICOO/95-1003/YW
--------------------------------------------------------------------------------


Save as provided for in this Amendment Number 2, the Contract, including all Exhibits thereto, shall otherwise remain unchanged.

IN WITNESS WHEREOF, this Amendment Number 2 has been duly executed by the Parties on the date stated above.

HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC.

By:             /s/ H.E. McDONNELL
       -----------------------------------------
                     (signed)

                  H.E. McDonnell
       -----------------------------------------
                    (printed)

Title:      Vice President, Commercial
       -----------------------------------------

ICO GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED

By:             /s/ OLOF LUNDBERG
       -----------------------------------------
                     (signed)

                  OLOF LUNDBERG
       -----------------------------------------
                    (printed)

Title:                 CEO
       -----------------------------------------

                                                      16 JUNE 1997 - AMENDMENT 2
LAUNCH SERVICES SUPPLY AND  MANAGEMENT CONTRACT     Contract No. ICOO/95-1003/YW
--------------------------------------------------------------------------------


                        Contract Number: ICOO/95-1003/YW

                                   AMENDMENT 2

                           LAUNCH SERVICES SUPPLY AND

                              MANAGEMENT CONTRACT

                                    BETWEEN
                     ICO GLOBAL COMMUNICATIONS (OPERATIONS)
                                    LIMITED
                                       &
                        HUGHES SPACE AND COMMUNICATIONS
                              INTERNATIONAL, INC.

                                7 DECEMBER 1995

THIS DOCUMENT IS TO BE PROTECTED FROM THE RISKS OF UNAUTHORIZED DISCLOSURE, LOSS, MISAPPROPRIATION AND ALTERATION. ALTHOUGH NOT MARKED "HUGHES PROPRIETARY" BECAUSE OF CONTRACTUAL REASONS, IT SHOULD NOT BE DISCLOSED TO ANY INDIVIDUAL(S) UNLESS THE RECIPIENT MEETS THE "NEED TO KNOW" CRITERIA. THIS DOCUMENT SHOULD BE HANDLED EXACTLY LIKE ANY OTHER "HUGHES PROPRIETARY" DOCUMENT.

                                                      16 JUNE 1997 - AMENDMENT 2
LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT                   ICOO/95-1003/YW
--------------------------------------------------------------------------------

        point in time during the launch countdown when initiation of the gas generator ignitors firing command and firing of any of the gas generator ignitors occurs.

O       "Launch" means;

        for Atlas Launch Services, the Intentional Ignition of the first stage engines of the Launch Vehicle carrying the Satellite followed by either release of the Launch Vehicle from the launcher holddown restraints or Satellite and Launch Vehicle damage or destruction sufficient so that both the Satellite and the Launch Vehicle are declared total losses; or

        for Delta-III Launch Services, the Intentional Ignition of the first stage solid rocket motors of the Delta III Launch Vehicle; or

        for Proton Launch Services, the Intentional Ignition of the first stage engines of a Launch Vehicle carrying a Satellite, followed by physical separation of the Launch Vehicle from the ground support equipment, unless such event constitutes a Terminated Ignition (as such term is defined in EXHIBIT D); or

        for Zenit Launch Services, the point in time when an electronic signal is sent to command the opening of any first stage propellant valves. A launch is deemed to have occurred even if there is a Total Failure, Total Constructive Failure or Partial Failure of the Launch Vehicle (as such terms are defined in EXHIBIT E);

P "Launch date" means the single day on which the relevant Launch Service(s) shall be performed by the Launch Service Provider.

Q "Launch Period" means the three (3) Month period in which the relevant Launch Service shall be performed by the Launch Service Provider. In the case of Atlas Launch Services, the Launch Period shall be a four (4) Month period.

R "Launch Revision Fees" means any amount payable by Hughes to a Launch Service Provider as a consequence of the implementation, for any reason accordance with


--------------------------------------------------------------------------------
                                                                          Page 4

                                                      16 June 1997 - Amendment 2
Launch Services and Supply and Management Contract  Contract No: ICOO/95-1003/YW
--------------------------------------------------------------------------------

ARTICLE 3      LAUNCH SCHEDULING

3.1 Launch Manifest. In accordance with the provisions of this Contract, Hughes shall utilize the Launch Service Provider(s) and Launch Dates specified in Table 1 below in establishing the baseline Launch Services manifest (set out as Table 1 below) on behalf of ICOGC:


                   TABLE 1: BASELINE LAUNCH SERVICES MANIFEST

------------------------------------------------------------------------------------------------------------------------------------
LAUNCH         LAUNCH SERVICE PROVIDER(1)         LAUNCH         LTA(2)              LAUNCH                   TARGET
                                                  VEHICLE       LAUNCH #             PERIOD                   LAUNCH
                                                                                                              DATE(S)
------------------------------------------------------------------------------------------------------------------------------------
  1               Lockheed Martin               Atlas-IIAS                                  *
              Commercial Launch Services
------------------------------------------------------------------------------------------------------------------------------------
  2           Lockheed-Krunichev-Energia         Proton                                     *
                   International
------------------------------------------------------------------------------------------------------------------------------------
  3           Lockheed-Krunichev-Energia         Proton                                     *
                   International
------------------------------------------------------------------------------------------------------------------------------------
  4          McDonnell Douglas Corporation       Delta-III                                  *

------------------------------------------------------------------------------------------------------------------------------------
  5          McDonnell Douglas Corporation       Delta-III                                  *

------------------------------------------------------------------------------------------------------------------------------------
  6          Sea Launch Limited Partnership       Zenit                                     *

------------------------------------------------------------------------------------------------------------------------------------
  7          McDonnell Douglas Corporation       Delta-III                                  *

------------------------------------------------------------------------------------------------------------------------------------
  8          Sea Launch Limited Partnership       Zenit                                     *

------------------------------------------------------------------------------------------------------------------------------------
  9          Lockheed-Krunichev-Energia           Proton                                    *
                   International
------------------------------------------------------------------------------------------------------------------------------------
 10         McDonnell Douglas Corporation        Delta-III                                  *

------------------------------------------------------------------------------------------------------------------------------------
 11         Sea Launch Limited Partnership        Zenit                                     *

------------------------------------------------------------------------------------------------------------------------------------
 12         McDonnell Douglas Corporation        Delta-III                                  *

------------------------------------------------------------------------------------------------------------------------------------
1: Indicated Launch Services are provided through a Longterm Launch Service Agreement between Hughes and the relevant
   Launch Service Provider(s)
2: The referenced Launch Number ("Launch #") indicates what type of Launch Service (i.e. Firm or Option) and which Launch
   Service or Launch Semester (i.e. Number 5 of 10 purchased by Hughes) shall be provided by Hughes to I-COGC.
------------------------------------------------------------------------------------------------------------------------------------

       The procedure between Hughes and the Launch Service Providers for determining a Launch Period, Slot or Day are as set out in Exhibits B
                         through E as applicable (or as


     * Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

--------------------------------------------------------------------------------
                                                                          Page 9

                                                 16 JUNE 1997-AMENDMENT NUMBER 2
LAUNCH SERVICES SUPPLY AND  MANAGEMENT CONTRACT     Contract No. ICOO/95-1003/YW
--------------------------------------------------------------------------------


Date                            Revised Letter of Credit Amount
----                            -------------------------------


                                        *


ICOGC shall notify Hughes within five (5) Days of any recommended adjustments to the amount of the Letter of Credit.

In the event ICOGC has not made a payment for a milestone within fifteen (15) Days after the receipt of Hughes' invoice and milestone completion certification when pursuant to ARTICLE 4.5 was obligated to do so, the irrevocable letter of Credit shall allow Hughes to immediately draw down an amount which Hughes certifies as the outstanding amount payable for that milestone.

ICOGC will be responsible for all bank charges, expenses,and commissions relating to the irrevocable Letter of Credit required to be issued hereunder on Hughes' behalf save as may be incurred as a result of a delay in the last milestone payment beyond 01 January 2001 caused by a late Delivery by Hughes of the relevant satellite or the associated deliverables beyond their respective Delivery Dates (where that delay


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

                                                      16 JUNE 1997 - AMENDMENT 2



                           LAUNCH SERVICES SUPPLY AND
                               MANAGEMENT CONTRACT


                            -------------------------

                                    EXHIBIT F

                             MILESTONE PAYMENT PLAN

                            -------------------------


                                 7 DECEMBER 1995




THIS DOCUMENT IS TO BE PROTECTED FROM THE RISKS OF UNAUTHORIZED DISCLOSURE, LOSS, MISAPPROPRIATION AND ALTERATION. ALTHOUGH NOT MARKED "HUGHES PROPRIETARY" BECAUSE OF CONTRACTUAL REASONS, IT SHOULD NOT BE DISCLOSED TO ANY INDIVIDUAL(S) UNLESS THE RECIPIENT MEETS THE "NEED TO KNOW" CRITERIA. THIS DOCUMENT SHOULD BE HANDLED EXACTLY LIKE ANY OTHER "HUGHES PROPRIETARY" DOCUMENT.

            * [EXHIBIT F AMENDMENT 2 PAGES 1 - 7 HAVE BEEN REDACTED]


            * Confidential Treatment Requested and the Redacted Material has
              been separately filed with the Commission.

                                        *

                                        *

                                        *

                                        *

                                        *

                                        *

                                                                         4.7.1.4

                                                       22 May 1998 - Amendment 3
Launch Services Supply and Management Contract      Contract No: ICOO/95-1003/YW
--------------------------------------------------------------------------------


                        Contract Number: ICOO/95-1003/YW

                                   Amendment 3

                           LAUNCH SERVICES SUPPLY AND
                               MANAGEMENT CONTRACT

                                     BETWEEN

                     ICO GLOBAL COMMUNICATIONS (OPERATIONS)
                                     LIMITED

                                       &

                         HUGHES SPACE AND COMMUNICATIONS
                               INTERNATIONAL, INC.

                                 7 December 1995

                                                                     Amendment 3
Launch Services Supply and Management Contract      Contract No: ICOO/95-1003/YW
--------------------------------------------------------------------------------


                               AMENDMENT NUMBER 3

        LAUNCH SERVICES SUPPLY AND MANAGEMENT CONTRACT (ICOO/95-1003/YW)

                                     BETWEEN

                 ICO GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED

                                      AND

              HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC.

This Amendment Number 3 to the Launch Services Supply and Management Contract ICOO/95-1003/YW dated and signed on 7 December 1995 (hereinafter referred to as "the Contract") is made on this 7 day of August 1998 by and between

ICO GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED, a company incorporated in the Cayman Islands as an Exempted Company having its registered office at the Huntlaw Building, PO Box 1350, Fort Street, Georgetown, Grand Cayman, Cayman Islands (hereinafter referred to as "ICOGC"); and

HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC., a company incorporated under the laws of the State of Delaware, USA, with a place of business in El Segundo, California USA, (hereinafter referred to as "Hughes").

WHEREAS: ICOGC and Hughes have previously entered into the Contract for provision of Launch Services and Management Services, and

                                                                     Amendment 3
Launch Services Supply and Management Contract      Contract No: ICOO/95-1003/YW
--------------------------------------------------------------------------------

WHEREAS: ICOGC and Hughes have previously incorporated Amendment Number 1 to the Contract on 5 July 1996 and Amendment Number 2 to the Contract on 7 July 1997, and

WHEREAS: ICOGC and Hughes have reached agreement to modify certain Contract Articles and Contract Exhibits,

NOW THEREFORE, in consideration of the agreement between the Parties, the Parties agree that the Contract is amended as follows below:

        1.      Revise the Contract Articles by:

                a.      Deleting Article 4.10.

        2. Delete the EXHIBIT F, MILESTONE PAYMENT PLAN, dated 16 June 1997 and replace it with the revised EXHIBIT F, MILESTONE PAYMENT PLAN, dated 22 May 1998.

The revised pages of the Contract Articles and the revised EXHIBIT F are attached and made a part hereof. For clarity and continuity, the revised pages of the Contract Articles and all pages of the revised Exhibit F have been marked "Amendment 3" and "22 May 1998" in the upper right hand corner.

This Amendment Number 3 results in no change to the Contract price.

Save as provided for in this Amendment Number 3, the Contract, including all Exhibits thereto, shall otherwise remain unchanged and constitute the complete and exclusive statement of the terms of the agreement between I-COGC and Hughes and supersede all prior agreements, representations, understandings, and communications relating thereto.

                                                                     Amendment 3
Launch Services Supply and Management Contract      Contract No: ICOO/95-1003/YW
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, this Amendment Number 3 has been duly executed by the Parties on the date stated above.

HUGHES AND COMMUNICATIONS INTERNATIONAL, INC.


By:             /s/ D.L. CROMER
          -------------------------------
                   (signed)

                 D.L. Cromer
          -------------------------------
                   (printed)

Title:             CHAIRMAN
          -------------------------------


ICO GLOBAL COMMUNICATIONS (OPERATIONS) LIMITED


By:            /s/ O. LUNDBERG
          -------------------------------
                   (signed)

                  O. Lundberg
          -------------------------------
                   (printed)

Title:               C.E.O.
          -------------------------------

                                                       22 May 1998 - Amendment 3
Launch Services Supply and Management Contract      Contract No: ICOO/95-1003/YW
--------------------------------------------------------------------------------

4.6 Payment Postponements. If any postponement of a Launch Service results in the postponement or delay of any payment(s) under a Launch Service Agreement for the postponed Launch Service, the payment schedule specified in EXHIBIT F, MILESTONE PAYMENT PLAN, shall be revised to reflect such delayed payment(s).

4.7 Payment Dispute. No dispute with respect to the payment of any amount under this Contract shall relieve the disputing Party of its obligation to pay all other amounts due and owing under this Contract. All disputed amounts, unless otherwise specified in the Contract, shall be paid into an interest-bearing escrow account at Bank of America, Concord, California, Account No. (to be established later), within fifteen (15) Days after receipt of invoice. After the dispute is settled, the Party entitled to the amount or part thereof in escrow shall receive such amount together with all interest thereon and the costs and fees associated with such escrow account shall be paid by each Party in inverse proportion to the amounts received by each Party.

4.8 Telegraphic Transfer. Amounts payable hereunder are to be remitted by telegraphic transfer to a bank to be advised in writing by Hughes or I-COGC, as the case may be.

4.9 Guarantee. Within 15 pays of EDC, both Parties shall provide a parent company guarantee of their obligations substantially in the form set forth in EXHIBIT H, HUGHES GUARANTEE, and EXHIBIT G, I-COGC GUARANTEE.

                                                       22 May 1998 - Amendment 3
Launch Services Supply and Management Contract      Contract No: ICOO/95-1003/YW
--------------------------------------------------------------------------------

                                                       22 May 1998 - Amendment 3
Launch Services Supply and Management Contract      Contract No: ICOO/95-1003/YW
--------------------------------------------------------------------------------

                                                                         4.7.1.5


                                                       22 May 1998 - Amendment 3

                          Contract No: ICOO/95-1003/YW


                           LAUNCH SERVICES SUPPLY AND
                               MANAGEMENT CONTRACT

                                    Exhibit F

                             Milestone Payment Plan


                                 7 December 1995

Exhibit F, Milestone Payment Plan (US$)                22 May 1998 - Amendment 3

                        Contract Number ICOO/95-1003/YW


                                        *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit F, Milestone Payment Plan (US$)                22 May 1998 - Amendment 3

                        Contract Number ICOO/95-1003/YW


                                       *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit F, Milestone Payment Plan (US$)                22 May 1998 - Amendment 3

                        Contract Number ICOO/95-1003/YW


                                       *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit F, Milestone Payment Plan (US$)                22 May 1998 - Amendment 3

                        Contract Number ICOO/95-1003/YW


                                        *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit F, Milestone Payment Plan (US$)                22 May 1998 - Amendment 3

                        Contract Number ICOO/95-1003/YW


                                        *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit F, Milestone Payment Plan (US$)                22 May 1998 - Amendment 3

                        Contract Number ICOO/95-1003/YW


                                        *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit F, Milestone Payment Plan (US$)                22 May 1998 - Amendment 3

                        Contract Number ICOO/95-1003/YW


                                        *


* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.